Prospectus                                                       January 2, 1998

o    The Park Avenue Portfolio(R)

     This Prospectus sets forth important information which a prospective investor should know before investing in The Park Avenue Portfolio(R) (the "Portfolio"), a diversified open-end management investment company. Shares of the Portfolio are currently offered in eight series. Each series is called a "Portfolio Fund." Each of the Portfolio Funds offers Class A shares. Six of the Portfolio Funds also offer a second class of shares, Class B shares.

   The Portfolio Funds are:

     o The Guardian Park Avenue Fund(R) (Class A and Class B) which invests in U.S. equity securities;

     o The Guardian Park Avenue Small Cap Fund(SM) (Class A and Class B) which invests in equity securities of companies with small market capitalization;

     o The Guardian Asset Allocation Fund(SM) (Class A and Class B) which actively allocates its investments among three broad categories: equity securities, debt obligations and money market instruments;

     o The Guardian Baillie Gifford International Fund(SM) (Class A and Class B) which invests in equity securities issued by foreign companies;

     o The Guardian Baillie Gifford Emerging Markets Fund(SM) (Class A and Class
B) which invests in equity securities issued by emerging market companies;

     o The Guardian Investment Quality Bond Fund(SM) (Class A only) which invests in investment grade debt obligations and U.S. government securities;

     o The Guardian Tax-Exempt Fund(SM) (Class A only) which invests in investment grade obligations issued by state and local authorities; and

     o The Guardian Cash Management Fund(SM) (Class A and Class B) which invests in money market instruments.

     Each class of shares within a Portfolio Fund has the same investment objective and policies, but is sold at an offering price that reflects differing sales charges and expense levels. The Class A shares are sold subject to an initial sales charge or "load" and the Class B shares are sold subject to a contingent deferred sales load. Each class has distinct advantages and disadvantages, and investors should choose the class that best suits their individual needs and circumstances.

     A Statement of Additional Information for the Portfolio, dated January 2, 1998, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated into this Prospectus by reference. A free copy of the Statement of Additional Information may be obtained and further inquiries can be made by writing Guardian Investor Services Corporation, 201 Park Avenue South, New York, New York 10003 or by calling 1-800-221-3253.

     Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, and the shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. Investment in a Portfolio Fund involves investment risk, including possible loss of the principal amount invested. Investments in shares of the Cash Fund are neither insured nor guaranteed by the U.S. government. While the Cash Fund seeks to maintain a stable price of $1.00 per share, there is no assurance that it will be able to do so.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. PLEASE RETAIN THIS PROSPECTUS FOR FUTURE REFERENCE.

o Contents

     o Prospectus Summary                         3

     o Transaction Costs and Fund Expenses        7

     o Financial Highlights                       9

     o Investment Objectives and Policies        17

     o Risk Considerations                       27

     o Special Investment Techniques             29

     o Management                                33

     o How to Purchase Shares                    37

     o How to Redeem Shares                      40

     o Special Purchase and
        Redemption Plans                         42

     o Exchanges                                 44

     o Calculation of Net Asset Values           45

     o Performance Results                       46

     o Dividends and Distributions               47

     o Taxes                                     47

     o Voting Rights and Liabilities             49

     o Shareholder Services                      49

Prospectus Summary

     Important information about investing in the Portfolio Funds is summarized below. This summary is qualified in its entirety by the more detailed information contained within this Prospectus. Cross-references in this summary are to headings in the body of the Prospectus.

o    The Portfolio Funds

     Shares of the Portfolio are currently offered in eight series or "Portfolio Funds". Each of the Portfolio Funds offers Class A shares. Six of the Portfolio Funds offer two classes of shares: The Guardian Park Avenue Fund, The Guardian Park Avenue Small Cap Fund, The Guardian Asset Allocation Fund, The Guardian Baillie Gifford International Fund, The Guardian Baillie Gifford Emerging Markets Fund and The Guardian Cash Management Fund. These Portfolio Funds are referred to as the "Multiple Class Funds". Both classes are described in this Prospectus. In general, the Class A shares are sold subject to an initial sales load and lower operating expenses and the Class B shares are sold subject to a contingent deferred sales load and higher operating expenses. The Class A shares of The Guardian Cash Management Fund are offered without an initial sales load. Shares of one class of Portfolio Funds may only be exchanged for shares of the same class of another Portfolio Fund.

o    Investment Objectives of the Portfolio Funds

     Each Portfolio Fund has a separate and distinct investment objective (see below). Each Portfolio Fund is managed separately, so the risks and opportunities of each Portfolio Fund should be examined separately. A Portfolio Fund's investment objective may not be changed without shareholder approval.

The Guardian Park Avenue Fund(R)

     The "Park Avenue Fund" seeks long-term growth of capital. Current income is of lesser importance to the Park Avenue Fund; however, it is expected that growth of capital will be accompanied by growth in income. The Park Avenue Fund normally invests at least 80% of its assets in U.S. common stocks or convertible securities.

The Guardian Park Avenue Small Cap Fund(SM)

     The "Small Cap Fund" seeks long-term growth of capital. Current income is of lesser importance to the Fund; however, it is expected that growth of capital will be accompanied by growth of income. The Small Cap Fund normally invests at least 85% of its assets in a diversified portfolio of common stocks and convertible securities issued by companies with small market capitalization. These are companies whose total market capitalization places them within the range of issuers included in the Russell 2000 Index, which is described below under "Investment Objectives and Policies". As of December 31, 1996, the market capitalization of the companies included in the Russell 2000 Index ranged from $20 million to $2.43 billion.

The Guardian Asset Allocation Fund(SM)

     The "Asset Allocation Fund" seeks long-term total investment return consistent with moderate risk. The Asset Allocation Fund uses theoretical models to allocate its assets among the following asset classes: equity securities, debt obligations and money market instruments. The Asset Allocation Fund normally invests in each asset class by purchasing shares of the Park Avenue Fund, the Bond Fund and the Cash Fund.

The Guardian Baillie Gifford International Fund(SM)

     The "International Fund" seeks long-term growth of capital. Income is not a specific objective, although it is anticipated that growth of capital will be accompanied by dividend income. The International Fund ordinarily invests at least 80% of its net assets in common stocks issued by companies domiciled outside of the United States and in convertible securities which carry the right to buy such common stocks.

The Guardian Baillie Gifford Emerging Markets Fund(SM)

     The "Emerging Markets Fund" seeks long-term capital appreciation. Income is not a specific objective, although it is anticipated that growth of capital will be accompanied by dividend income. The Emerging Markets Fund, under normal conditions, invests at least 65% of its total assets in common stocks issued by emerging market companies and in securities that are convertible into such common stocks. The Fund defines an emerging market company as an entity (i) organized under the laws of, and with a principal office in, an emerging market country (as defined in "Investment Objectives and Policies" below); (ii) that derives 50% or more of its total revenues from either goods or services produced or performed in, or from sales made in emerging market countries (and which may be located in a "gateway" country, as defined in "Investment Objectives and Policies"); or (iii) for which the principal securities market is located in an emerging market country.

The Guardian Investment Quality Bond Fund(SM)

     The "Bond Fund" seeks a high level of current income and capital appreciation without undue risk to principal. The Bond Fund normally invests at least 80% of the value of its assets in (1) corporate bonds and other debt obligations rated in one of the four highest rating categories established by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P") (commonly referred to as investment grade bonds); and (2) U.S. government securities and obligations of U.S. government agencies and instrumentalities. The Bond Fund's assets typically include mortgage-backed securities and asset-backed securities.

The Guardian Tax-Exempt Fund(SM)

     The "Tax-Exempt Fund" seeks to maximize current income exempt from federal income taxes, consistent with preservation of capital. The Tax-Exempt Fund invests at least 80% of its net assets in intermediate-term and long-term investment grade municipal obligations. These are debt securities that are issued by or on behalf of states, territories and possessions of the United States and the District of Columbia, and their political subdivisions, agencies, authorities and instrumentalities, the interest on which is, in the opinion of bond counsel to the issuer, exempt from federal income tax ("Municipal Obligations").

The Guardian Cash Management Fund(SM)

     The "Cash Fund" seeks as high a level of current income as is consistent with liquidity and preservation of capital. The Cash Fund primarily invests in short-term money market instruments such as commercial paper, certificates of deposit, bankers acceptances, U.S. government securities, repurchase agreements and other corporate obligations. Although not guaranteed, the Cash Fund is expected to maintain a stable price of $1.00 per share.

     See "Investment Objectives and Policies" for information about each Portfolio Fund's investment program. There can be no assurance that a particular Portfolio Fund will achieve its investment objective.

o    Who Should Invest; Risk Factors

     An investor should select the Portfolio Funds which reflect his or her financial goals, time horizon and risk tolerance. No single Portfolio Fund is intended to provide a complete or balanced investment program, but each can serve as one component of an investor's program to accumulate assets for retirement, college tuition or other major goals.

     By investing in a Portfolio Fund, an investor assumes the risks of investing in the types of securities acquired by that Portfolio Fund. Investing in securities involves varying degrees of market risk, credit or financial risk, and prepayment risk. Foreign securities present additional special risks. For example, political, social and economic developments abroad might adversely affect foreign investments. Often, there is less information publicly available about foreign issuers, so it can be more challenging to assess the viability and prospects of foreign companies. The value of investments that are denominated in foreign currencies may be adversely affected by fluctuations in foreign currency values. In addition, given the particular risks associated with investing in developing countries, an investment in the Emerging Markets Fund should be considered speculative.

     Each Portfolio Fund's net asset value per share (i.e., share price) will fluctuate to reflect changes in the value of the securities in its portfolio. The value a shareholder receives upon redemption of a Portfolio Fund's shares may be higher or lower than the amount of the original investment.

     An investor considering the purchase of shares of a Multiple Class Fund should choose the class that best suits their needs and circumstances. An investor should keep in mind that Class B shares have higher overall operating expenses than Class A shares, a difference that will be reflected in the net asset value and investment experience of each class. Also, it should be noted that investors in Class B shares will have the full amount of their purchase initially invested since there is no initial sales load, while the initial investment made by investors in Class A shares will reflect the deduction of an initial sales load. At redemption, Class B shares may be subject to a contingent deferred sales load, while no such charge is imposed on Class A shares.

     The table below summarizes certain characteristics of each Portfolio Fund. However, there can be no assurance that a Portfolio Fund will show these characteristics at all times. In addition, see "Risk Considerations," "Investment Objectives and Policies" and "Special Investment Techniques."

------------------------------------------------------------------------------------------------------------------------
                                The Park Avenue Portfolio -- Characteristics of the Funds
------------------------------------------------------------------------------------------------------------------------
                                                         Risk of Share
Fund                Growth Potential  Income Potential   Price Change   Typical Investments
------------------------------------------------------------------------------------------------------------------------
Park Avenue         High              Low                High           U.S. common stocks and convertible securities
------------------------------------------------------------------------------------------------------------------------
Small Cap           High              Low                Very High      U.S. common stocks and convertible securities
                                                                        of companies with small market capitalization
------------------------------------------------------------------------------------------------------------------------
                                                                        U.S. common stocks and convertible securities;
                                                                        investment grade debt obligations, including
                                                                        mortgaged-backed and asset-backed securities,
Asset Allocation    Moderate          Moderate           Moderate       and U.S. government securities; money market
                                                                        instruments through investments in Park Avenue
                                                                        Fund, Bond Fund and Cash Fund
------------------------------------------------------------------------------------------------------------------------
                                                                        Common stocks and convertible securities issued
International       High              Low                High           by foreign companies
------------------------------------------------------------------------------------------------------------------------
                                                                        Common stocks and convertible securities issued
Emerging Markets    High              Low                Very High      by companies in emerging market countries
------------------------------------------------------------------------------------------------------------------------
                                                                        Investment grade debt obligations, including
Bond                Low               High               Moderate       mortgage-backed and asset-backed securities,
                                                                        and U.S. government securities
------------------------------------------------------------------------------------------------------------------------
                                                                        Investment grade debt obligations issued by state
Tax-Exempt          Low               High               Moderate       and local authorities
------------------------------------------------------------------------------------------------------------------------
Cash                N/A               Low-Moderate       Low            Money market instruments
------------------------------------------------------------------------------------------------------------------------


o    Investment Advisers and Distributor

     Guardian Investor Services Corporation ("GISC") and Guardian Baillie Gifford Limited ("GBG") are the Portfolio Funds' investment advisers. GISC is wholly owned by The Guardian Insurance & Annuity Company, Inc. ("GIAC") which, in turn, is wholly owned by The Guardian Life Insurance Company of America ("Guardian Life"). GBG was formed by GIAC and the Scottish investment management firm of Baillie Gifford Overseas Limited ("BG Overseas"). BG Overseas, which serves as the sub-investment adviser for the International Fund and the Emerging Markets Fund, is wholly owned by Baillie Gifford & Co., a Scottish firm which provides investment management services to institutional investors. GISC also acts as principal underwriter and distributor of all of the Portfolio Funds' shares, provides services to the Funds pursuant to an administrative services agreement and provides additional distribution-related services to the Class B shares of the Multiple Class Funds under a 12b-1 plan. See "Management." The investment advisory and administrative services fees paid by all of the Funds and the 12b-1 fees paid by the Multiple Class Funds are set forth in the "Transaction Costs and Fund Expenses" table.

o    Purchases

     Shares of a Portfolio Fund may be purchased at the "public offering price" which is a Fund's net asset value per share ("NAV"), plus any applicable sales load. Each Portfolio Fund's NAV is calculated as of the close of business on each day that the New York Stock Exchange ("NYSE") is open. Investors may select either Class A shares of any Portfolio Fund or Class B shares of the Multiple Class Funds. Investors who are considering whether to purchase Class A or Class B shares of the Multiple Class Funds should evaluate factors such as the amount of their investment and the length of time it is expected that the shares will be held. See "How to Purchase Shares."

o    Minimum Initial Investment

     The minimum initial investment is $1,000 per Portfolio Fund. Additional payments must be at least $100. The minimum for both initial and additional payments through payroll deduction plans is $50. See "Calculation of Net Asset Values" and "How to Purchase Shares".

o    Class A Shares

     Class A shares of the Portfolio Funds, other than the Cash Fund, are offered at net asset value plus any applicable initial sales load. The maximum load is 4.50% of the NAV as of the close of business on the date of purchase (or 4.71% of the amount invested). Class A shares of the Cash Fund are offered at NAV without a sales load. Class A shares may be more beneficial to larger investors, who will be able to qualify for the lower sales loads which are applicable to larger investments. See "Class A Shares -- Initial Sales Load Alternative".

o    Class B Shares

     Class B shares of the Multiple Class Funds are offered at NAV, without any initial sales load. Class B shares are, however, sold subject to a contingent deferred sales load ("CDSL") which is imposed if the shares are redeemed within the first six years of the anniversary date of purchase. The maximum CDSL imposed is 4.0% in the first year. Thereafter, the CDSL declines annually to 1.0% in the sixth year following purchase to 0% after the sixth anniversary of purchase. The CDSL does not apply to increases in net asset value of the Class B shares following the date of purchase. Class B shares acquired pursuant to dividend reimbursement or distribution will not be subject to a CDSL upon their redemption. Class B shares automatically convert into Class A shares (which pay lower ongoing operating expenses) after the eighth anniversary of purchase. The maximum investment which will be accepted for the purchase of Class B shares of a Portfolio Fund is $250,000. See "Class B Shares -- Contingent Deferred Sales Load Alternative".

o    Redemptions

     Shares of a Portfolio Fund may be redeemed at the NAV next determined after the transfer agent receives a proper redemption request. Each Multiple Class Fund may impose a CDSL on redemptions of Class B shares. See "Class B Shares -- Contingent Deferred Sales Load Alternative". Redemption requests may be made in writing, by telephone (if such privilege has been previously requested), or, for Class A shares of the Cash Fund only, by check. Shares of the Portfolio Funds may also be redeemed through selected broker-dealer firms. Such broker-dealers may charge fees for their services in addition to any other currently applicable sales loads. See "How to Redeem Shares".

o    Special Purchase and Redemption Plans

     The Portfolio Funds offer the following special purchase and redemption programs: Automatic Investment Plan, Rights of Accumulation, Investment by Letter of Intent, Automatic Withdrawal Plan and Checkwriting from the Class A shares of Cash Fund. See "Special Purchase and Redemption Plans."

o    Dividends

     Net investment income is normally distributed semi-annually by the Park Avenue, Small Cap, Asset Allocation, International and Emerging Markets Funds, and monthly by the Bond and Tax-Exempt Funds. Net realized short-term and long-term capital gains for these Portfolio Funds are distributed at least annually. The Cash Fund declares dividends of net investment income and net realized capital gains daily, and such dividends are distributed monthly.

     Income and capital gains dividends can be automatically reinvested in additional shares of the distributing Portfolio Fund without a sales load. See "Dividends and Distributions" and "Shareholder Services".

o    Exchanges

     Shares of one class of a Portfolio Fund may generally be exchanged for shares of the same class of another Portfolio Fund without the imposition of an initial sales load or CDSL. Shares of one class of a Portfolio Fund may not be exchanged for shares of another class of any Portfolio Fund. Shares are exchanged at their relative NAV's as next determined after the transfer agent receives a proper exchange request, except that a sales load may be imposed upon certain exchanges from the Class A shares of the Cash Fund to the shares of the other Class A Portfolio Funds. Any applicable CDSL payable upon the redemption of Class B shares following an exchange will be calculated from the date of the initial purchase of Class B shares, not from the date of the exchange. The Portfolio Funds also offer Dollar Cost Averaging, an automatic exchange program. See "Exchanges" and "Taxes".

The Park Avenue Portfolio
Transaction Costs and Fund Expenses
================================================================================

     This table is intended to assist investors in understanding the expenses associated with investing in Class A or Class B shares of the Portfolio Funds. The table shows the percentages of annual expenses incurred for the year ended December 31, 1996. Information presented in the table is just an example, and actual expenses can be higher or lower than those shown. The percentages representing expenses for the Class A shares have been restated to reflect, effective May 1, 1996, (i) the imposition of a .25% administrative service fee on Class A shares (see "Management -- Administrative Services Agreement"), and
(ii) the elimination of 12b-1 fees on Class A shares. The percentages for the Class B shares of the Park Avenue Fund, the International Fund, the Asset Allocation Fund and the Cash Fund are based on estimated expenses expected to have been incurred if Class B shares of those Funds had been in existence during the entire year ended December 31, 1996. The percentages for the Small Cap Fund and the Emerging Markets Fund are based on estimated expenses for their first year of operations. The "Examples" assume a 5% annual rate of return and are based on the expenses shown in the table. This hypothetical rate of return does not represent the past or future performance of any Portfolio Fund or class thereof.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Emerging
                           Park Avenue         Small Cap     Asset Allocation    International        Markets
                              Fund*              Fund             Fund++             Fund              Fund          Cash Fund***
                         ----------------------------------  ----------------  ----------------  ----------------  ----------------
                         Class A  Class B  Class A  Class B  Class A  Class B  Class A  Class B  Class A  Class B  Class A  Class B
                         -------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------

Shareholder Transaction
 Expenses

Maximum Sales Load
 Imposed on Purchases
(as a percentage of
NAV) ...................  4.50%    None     4.50%    None     4.50%    None     4.50%    None     4.50%    None     None     None
Maximum Sales Load
 Imposed on Reinvested
Dividends ..............  None     None     None     None     None     None     None     None     None     None     None     None

Deferred Sales Load
 (as a percentage of
redemption proceeds) ...  None     4.00%    None     4.00%    None     4.00%    None     4.00%    None     4.00%    None     4.00%
Exchange Fee ...........  None     None     None     None     None     None     None     None     None     None     None**   None
-----------------------------------------------------------------------------------------------------------------------------------

Annual Portfolio Fund
 Operating Expenses
(as a percentage of
average net assets)
Management Fees
 (after waiver) ........   .50%     .50%     .75%     .75%     .50%     .50%     .80%     .80%    1.00%    1.00%     .50%     .50%

12b-1 Fees .............   .00%     .75%     .00%     .75%     .00%     .75%     .00%     .75%     .00%     .75%     .00%     .75%

Other Expenses
 (after waiver)+ .......   .29%     .52%     .95%    1.10%     .65%     .99%     .90%    1.50%    1.20%    1.35%     .40%     .00%
Total Fund Operating
 Expenses (after expense
 reimbursements) .......  0.79%    1.77%    1.70%    2.60%    1.15%    2.24%    1.70%    3.05%    2.20%    3.10%    0.90%    1.25%
-----------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------
                            Tax-
                           Exempt    Bond
                           Fund***  Fund***
                           -------  -------
                           Class A  Class A
                           -------  -------
Shareholder Transaction
 Expenses

Maximum Sales Load
 Imposed on Purchases
(as a percentage of
NAV) ...................    4.50%    4.50%
Maximum Sales Load
 Imposed on Reinvested
Dividends ..............    None     None

Deferred Sales Load
 (as a percentage of
redemption proceeds) ...    None     None

Exchange Fee ...........    None     None
-------------------------------------------

Annual Portfolio Fund
 Operating Expenses
(as a percentage of
average net assets)
Management Fees
 (after waiver) ........     .50%     .50%

12b-1 Fees .............     .00%     .00%

Other Expenses
 (after waiver)+ .......     .25%     .25%
Total Fund Operating
 Expenses (after expense
 reimbursements) .......    0.75%    0.75%

* This table does not reflect deductions for expenses which relate to owning Class A Park Avenue Fund shares through a Value Guard variable annuity contract. The Value Guard prospectus provides information about such expenses.
** A sales load may be imposed upon certain exchanges from the Class A Cash Fund to the other Class A Portfolio Funds. See "Exchanges."

*** The fees and expenses shown for the Class A Bond and Tax-Exempt Funds and the Class A and Class B shares of the Cash Fund reflect GISC's assumption of some or all of these Funds' "Other Expenses." If these Funds paid all of their expenses, "Other Expenses" would be .62% for the Bond Fund, .85% for the Tax-Exempt Fund, and .70% and .50%, respectively, for the Class A and Class B shares of the Cash Fund. "Total Operating Expenses" would be 1.12% for the Bond Fund, 1.35% for the Tax-Exempt Fund and 1.20% and 1.75%, respectively, for the Class A and Class B shares of the Cash Fund, based on actual results for the year ended December 31, 1996.

+    Includes Administrative Service Fee.

++ The fees and expenses shown for the Asset Allocation Fund reflect management fee waivers by GISC that reduce the effective annual rate of the "Management Fees" to .50%. See "Investment Advisers and Distributor". Absent such waivers, the "Management Fees" would be .65% for both classes of shares and "Total Operating Expenses" would be 1.30% for Class A shares and 2.39% for Class B shares. In addition, "Other Expenses" reflect estimated annualized expenses following the Fund's conversion, effective May 1, 1997, to a "fund of funds" arrangement. See "Investment Objectives and Policies -- The Guardian Asset Allocation Fund".

Examples of Fund Expenses

     You would pay the following expenses on a hypothetical $1,000 investment in each Fund, assuming (1) a 5% annual return and (2) redemption at the end of each time period:

                            1 Year       3 Years       5 Years        10 Years*
--------------------------------------------------------------------------------
Park Avenue Fund
    Class A                  $53          $ 69           $ 87           $138
    Class B                  $58          $ 76           $ 96           $182
--------------------------------------------------------------------------------
Small Cap Fund**
    Class A                  $59          $ 94            N/A            N/A
    Class B                  $66          $101            N/A            N/A
--------------------------------------------------------------------------------
Asset Allocation Fund
    Class A                  $58          $ 84           $113           $195
    Class B                  $64          $ 95           $128           $245
--------------------------------------------------------------------------------
International Fund
    Class A                  $62          $ 96           $133           $237
    Class B                  $71          $114           $160           $305
--------------------------------------------------------------------------------
Emerging Markets Fund**
    Class A                  $64          $108            N/A            N/A
    Class B                  $71          $116            N/A            N/A
--------------------------------------------------------------------------------
Cash Fund
    Class A                  $54          $ 72           $ 93           $151
    Class B                  $52          $ 57           $ 64           $134
--------------------------------------------------------------------------------
Tax-Exempt Fund
    Class A                  $52          $ 68           $ 85           $134
--------------------------------------------------------------------------------
Bond Fund
    Class A                  $52          $ 68           $ 85           $134
--------------------------------------------------------------------------------

     You would pay the following expenses on a hypothetical $1,000 investment in each Fund, assuming (1) a 5% annual return and (2) no redemption at the end of each time period:

                            1 Year       3 Years       5 Years        10 Years*
--------------------------------------------------------------------------------
Park Avenue Fund
    Class A                  $53          $ 69           $ 87           $138
    Class B                  $18          $ 56           $ 96           $182
--------------------------------------------------------------------------------
Small Cap Fund**
    Class A                  $59          $ 94            N/A            N/A
    Class B                  $26          $ 81            N/A            N/A
--------------------------------------------------------------------------------
Asset Allocation Fund
    Class A                  $58          $ 84           $113           $195
    Class B                  $24          $ 75           $128           $245
--------------------------------------------------------------------------------
International Fund
    Class A                  $62          $ 96           $133           $237
    Class B                  $31          $ 94           $160           $305
--------------------------------------------------------------------------------
Emerging Markets Fund**
    Class A                  $64          $108            N/A            N/A
    Class B                  $31          $ 96            N/A            N/A
--------------------------------------------------------------------------------
Cash Fund
    Class A                  $54          $ 72           $ 93           $151
    Class B                  $12          $ 37           $ 64           $134
--------------------------------------------------------------------------------
Tax-Exempt Fund
    Class A                  $52          $ 68           $ 85           $134
--------------------------------------------------------------------------------
Bond Fund
    Class A                  $52          $ 68           $ 85           $134
--------------------------------------------------------------------------------

* Ten-year figures reflect the conversion of Class B shares to Class A shares after the eighth anniversary of purchase.

** Because they are new Funds, these expenses are estimated for the Small Cap and Emerging Markets Funds, and information is presented only for the one- and three-year periods.

Financial Highlights

     The tables on the following pages provide selected data, total returns and ratios for one Class A share of each Portfolio Fund, and one Class B share of the Multiple Class Funds. These tables have been audited by Ernst & Young LLP, independent auditors, except the information provided for the six months ended June 30, 1997, which is unaudited. This information is supplemented by the audited financial statements for the Portfolio Funds, and their accompanying notes, which appear in the 1996 Annual Report to Park Avenue Portfolio shareholders and the unaudited financial statements and accompanying notes for the periods ended June 30, 1997, which appear in the June 30, 1997 Semi-Annual Report to shareholders. The 1996 Annual Report includes further information about each Fund's 1996 performance and the unqualified report of Ernst & Young LLP on the Portfolio's 1996 financial statements. The Annual Report and the Semi-Annual Report are incorporated by reference into the Statement of Additional Information. Free copies of the Statement of Additional Information, the Annual Report and the Semi-Annual Report may be obtained by calling 1-800-221-3253 or by writing to GISC, 201 Park Avenue South, New York, New York 10003.

o    The Guardian Park Avenue Fund

     Selected data for a Class A and Class B share of beneficial interest outstanding throughout the periods indicated:

---------------------------------------------------------------------------------------------------------------------------
                                                                        Class A
                           ------------------------------------------------------------------------------------------------
                                                                                        Year
                           Six Months                                                   Ended
                              Ended                                                   December 31,
                          June 30, 1997    1996      1995      1994       1993      1992       1991      1990       1989
                           (unaudited)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning
  of period                $    37.91  $    33.97  $  26.89  $  28.63   $  25.17  $  22.23   $  18.26  $  21.56   $  20.46
---------------------------------------------------------------------------------------------------------------------------
Income from investment
  operations
  Net investment income          0.19        0.42      0.33      0.31       0.50      0.45       0.65      0.68       0.92
  Net realized and
    unrealized gain/(loss)
    on investments               6.79        8.41      8.87     (0.72)      4.56      4.05       5.71     (3.28)      3.88
---------------------------------------------------------------------------------------------------------------------------
  Net increase/(decrease)
    from investment
    operations                   6.98        8.83      9.20     (0.41)      5.06      4.50       6.36     (2.60)      4.80
---------------------------------------------------------------------------------------------------------------------------
Distributions to
  shareholders
  Dividends from net
    investment income           (0.17)      (0.42)    (0.33)    (0.31)     (0.50)    (0.44)     (0.66)    (0.70)     (0.98)
  Distributions in excess
    of net investment
    income                       --         (0.01)     --        --         --        --         --        --         --
  Distributions from net
    realized gain on
    investments                 (0.66)      (4.46)    (1.79)    (1.02)     (1.10)    (1.12)     (1.73)     --        (2.72)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions           (0.83)      (4.89)    (2.12)    (1.33)     (1.60)    (1.56)     (2.39)    (0.70)     (3.70)
---------------------------------------------------------------------------------------------------------------------------
Net asset value,
  end of period            $    44.06  $    37.91  $  33.97  $  26.89   $  28.63  $  25.17   $  22.23  $  18.26   $  21.56
---------------------------------------------------------------------------------------------------------------------------
Total return**                  18.40%      26.49%    34.28%    (1.44%)    20.28%    20.48%     35.16%   (12.21%)    23.66%
===========================================================================================================================
Ratios/supplemental data:
  Net assets, end of year
    (000's omitted)        $1,826,532  $1,392,186  $972,275  $640,917   $560,193  $335,660   $270,095  $216,457   $228,190
  Ratio of expenses to
    average net assets           0.79%       0.79%     0.81%     0.84%      0.81%     0.68%      0.67%     0.69%      0.70%
  Ratio of net investment
    income to average
    net assets                   1.00%       1.19%     1.07%     1.15%      1.89%     1.94%      2.96%     3.51%      4.01%
  Portfolio turnover               23%         81%       78%       54%        46%       64%        57%       47%        47%
  Average rate of
    commissions paid+      $   0.0550  $   0.0470      --        --         --        --         --        --         --


----------------------------------------------------------------------------
                                 Class A                  Class B
                           --------------------  ---------------------------

                                                  Six Months        May 1,
                                                     Ended         1996* to
                              1988       1987    June 30, 1997   December 31,
                                                  (unaudited)        1996
-----------------------------------------------  ---------------------------
Net asset value, beginning
  of period                 $  18.63   $  20.74   $    37.90        $ 36.26
-----------------------------------------------  ---------------------------
Income from investment
  operations
  Net investment income         0.60       0.47         --             0.05
  Net realized and
    unrealized gain/(loss)
    on investments              3.23       0.20         6.74           6.10
-----------------------------------------------  ---------------------------
  Net increase/(decrease)
    from investment
    operations                  3.83       0.67         6.74           6.15
-----------------------------------------------  ---------------------------
Distributions to
  shareholders
  Dividends from net
    investment income          (0.55)     (0.60)       (0.01)         (0.05)
  Distributions in excess
    of net investment
    income                      --         --           --             --
  Distributions from net
    realized gain on
    investments                (1.45)     (2.18)       (0.66)         (4.46)
-----------------------------------------------  ---------------------------
  Total distributions          (2.00)     (2.78)       (0.67)         (4.51)
-----------------------------------------------  ---------------------------
Net asset value,
  end of period             $  20.46   $  18.63   $    43.97        $ 37.90
-----------------------------------------------  ---------------------------
Total return**                 20.78%      2.95%       17.77%         17.35%
===============================================  =============================
Ratios/supplemental data:
  Net assets, end of year
    (000's omitted)         $176,000   $157,045   $  109,523        $36,006
  Ratio of expenses to
    average net assets          0.69%      0.68%        1.75%***       1.77%***
  Ratio of net investment
    income to average
    net assets                  2.82%      2.08%        --             0.04%***
  Portfolio turnover              58%        50%          23%            81%
  Average rate of
    commissions paid+           --         --     $   0.0550        $0.0470

*    Commencement of operations of Class B shares.
**   Excludes effect of sales load.

***  Annualized.
+ Beginning with the fiscal year ended December 31, 1996, the Fund is required to disclose its average commission rate per share for trades on which commissions are charged.

o The Guardian Park Avenue Small Cap Fund

The following table provides information about the financial history of The Guardian Park Avenue Small Cap Fund (the "Small Cap Fund"). It is based on a single share of Class A and a single share of Class B outstanding for the periods ended June 30, 1997. The table is part of the Fund's financial statements, which are included in the Semi-Annual Report for The Park Avenue Portfolio for the six months ended June 30, 1997, and which is incorporated by reference into the Statement of Additional Information. The information in the table is unaudited.

                                   Class A             Class B
                                -------------       -------------
                                  April 2,              May 5,
                                  1997+ to             1997+ to
                                June 30, 1997       June 30, 1997
------------------------------------------------------------------
Net asset value, beginning
  of period                      $ 10.00              $ 10.57
------------------------------------------------------------------

Income from investment
  operations
  Net investment income/(loss)      0.01                (0.03)
  Net realized and
    unrealized gain/(loss)
    on investments                  1.75                 1.20

------------------------------------------------------------------
  Net increase/(decrease)
    from investment
    operations                      1.76                 1.17
------------------------------------------------------------------
Distributions to
  shareholders
  Dividends from net
    investment income                 --                   --
  Distributions in excess
    of net investment
    income                            --                   --
  Distributions from net
    realized gain on
    investments                       --                   --
------------------------------------------------------------------
  Total distributions                 --                   --
------------------------------------------------------------------
Net asset value,
  end of period                  $ 11.76              $ 11.74
------------------------------------------------------------------

Total return*                      17.60%               11.07%

==================================================================

Ratios/supplemental data:
  Net assets, end of period
    (000's omitted)              $32,928              $ 3,548
  Ratio of expenses to
    average net assets              1.35%(a)             2.15%(a)
  Ratio of net investment
    income to average
    net assets                      0.58%(a)            (1.29%)(a)
  Portfolio turnover                   1%                   1%
  Average rate of
    commissions paid             $ 0.042              $ 0.042

----------
+    Commencement of operations.
*    Excludes the effect of sales loads.
(a)  Annualized.

o    The Guardian Cash Management Fund

     Selected data for a Class A and Class B share of beneficial interest outstanding throughout the periods indicated:

===================================================================================================================
                                                                 Class A
                      ---------------------------------------------------------------------------------------------
                                                                                                         Three
                                                                                                         Months
                                                                                                          Ended
                       Six Months                        Year Ended December 31,                         Dec. 31,
                          Ended
                      June 30, 1997  1996      1995      1994      1993      1992      1991      1990     1989
                       (unaudited)
                      ---------------------------------------------------------------------------------------------
Net asset value,
  beginning of period  $  1.000    $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $1.000
-------------------------------------------------------------------------------------------------------------------
Income from investment
  operations
  Net investment
    income                0.023      0.045     0.051     0.034     0.021     0.030     0.053     0.076    0.086
-------------------------------------------------------------------------------------------------------------------
Distributions to
  shareholders
  Dividends from
    net invest-
    ment income          (0.023)    (0.045)   (0.051)   (0.034)   (0.021)   (0.030)   (0.053)   (0.076)   0.086)
-------------------------------------------------------------------------------------------------------------------
Net asset value,
  end of period        $  1.000    $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $1.000
Total return               2.32%      4.62%     5.22%     3.48%     2.15%     3.06%     5.70%     7.91%    8.60%***
===================================================================================================================
Ratios/Supple-
  mental Data:
  Net assets, end
    of period
    (000's
    omitted)           $103,406    $88,217   $69,913   $56,730   $34,731   $37,780   $44,054   $47,143   $3,821
  Ratio of
    expenses to
    average
    net assets             0.85%**    0.90%     0.85%     0.87%     1.02%     0.70%     0.67%     0.65%    0.65%**
  Ratio of
    expenses
    subsidized
    by GISC                0.32%**    0.30%     0.37%     0.50%     0.42%     0.44%     0.35%     0.41%    0.52%**
  Ratio of net
    investment
    income
    to average
    net assets             4.64%      4.62%     5.10%     3.54%     2.13%     3.01%     5.30%     7.57%    8.56%**
===================================================================================================================


===========================================================================
                                 Class A                    Class B
                       ---------------------------  -----------------------


                               Year Ended                           May 1,
                              September 30,          Six Months    1996* to
                                                        Ended      Dec. 31,
                          1989     1988     1987    June 30, 1997    1996
                                                     (unaudited)
                       ---------------------------  -----------------------
Net asset value,
  beginning of period   $ 1.000  $ 1.000  $ 1.000     $ 1.000      $ 1.000
--------------------------------------------------  -----------------------
Income from investment
  operations
  Net investment
    income                0.024    0.066    0.053       0.023        0.028
--------------------------------------------------  -----------------------
Distributions to
  shareholders
  Dividends from
    net invest-
    ment income          (0.024)  (0.066)  (0.053)     (0.023)      (0.028)
--------------------------------------------------  -----------------------
Net asset value,
  end of period         $ 1.000  $ 1.000  $ 1.000     $ 1.000      $ 1.000
Total return               2.40%    6.60%    5.30%       2.32%        2.81%***
==================================================  =======================
Ratios/Supple-
  mental Data:
  Net assets, end
    of period
    (000's
    omitted)            $21,961  $20,603  $19,618     $ 4,239      $ 2,583
  Ratio of
    expenses to
    average
    net assets             1.00%    1.00%    1.00%       0.85%**      1.16%**
  Ratio of
    expenses
    subsidized
    by GISC                0.38%    0.28%    0.35%       1.13%**      0.59%**
  Ratio of net
    investment
    income
    to average
    net assets             7.63%    6.32%    5.34%       4.64%**      4.43%**
==================================================  =======================

*    Commencement of operations of Class B shares.
**   Ratios are annualized.
***  Not annualized.

o    The Guardian Asset Allocation Fund+++

Selected data for a Class A and Class B share of beneficial interest outstanding throughout the periods indicated:

===============================================================================================================
                                                                     Class A
                                   ----------------------------------------------------------------------------
                                                                                                   February 15,
                                    Six Months       Year Ended     Year Ended      Year Ended       1993* to
                                       Ended        December 31,   December 31,    December 31,    December 31,
                                   June 30, 1997        1996           1995            1994            1993
                                    (unaudited)
Net asset value,
  beginning of period              $      12.96    $      12.19    $      10.23    $      10.98    $      10.00
---------------------------------------------------------------------------------------------------------------
Income from investment
  operations
  Net investment income/(loss)             0.14            0.23            0.23            0.28            0.19
  Net realized and unrealized
    gain/(loss) on investments
    and foreign currency
    related transactions                   1.71            1.96            2.29           (0.52)           1.02
---------------------------------------------------------------------------------------------------------------
  Net increase/(decrease) from
    investment operations                  1.85            2.19            2.52           (0.24)           1.21
---------------------------------------------------------------------------------------------------------------
Distributions to shareholders
  Dividends from net
    investment income                     (0.13)          (0.23)          (0.23)          (0.28)          (0.18)
  Distributions in excess
    of net investment income               --              --              --              --              --
  Distributions from net realized
    gain on investments and
    foreign currency related
    transactions                          (0.24)          (1.19)          (0.33)          (0.23)          (0.05)
---------------------------------------------------------------------------------------------------------------
      Total Distributions                 (0.37)          (1.42)          (0.56)          (0.51)          (0.23)
---------------------------------------------------------------------------------------------------------------
Net asset value, end of period     $      14.44    $      12.96    $      12.19    $      10.23    $      10.98
---------------------------------------------------------------------------------------------------------------
Total return***                           14.26%          18.74%          24.51%          (2.13%)         12.16%
===============================================================================================================
Ratios/supplemental data:
  Net assets, end of period
    (000's omitted)                $    110,102    $     88,190    $     70,591    $     54,875    $     50,200
  Ratio of expenses to average
    net assets                             1.17%+          1.30%           1.25%           1.30%           1.29%+
  Ratio of net investment income
    to average net assets                  2.14%+          1.91%           1.98%           2.72%           2.07%+
  Portfolio turnover                         36%            122%            219%            216%            165%
  Average rate of commissions
    paid++                         $     0.0070    $     0.0530            --              --              --
===============================================================================================================


================================================================
                                              Class B
                                   -----------------------------
                                                       May 1,
                                    Six Months       1996** to
                                       Ended        December 31,
                                   June 30, 1997        1996
                                    (unaudited)
Net asset value,
  beginning of period              $      12.92    $      12.61
----------------------------------------------------------------
Income from investment
  operations
  Net investment income/(loss)             0.06            0.04
  Net realized and unrealized
    gain/(loss) on investments
    and foreign currency
    related transactions                   1.70            1.50
----------------------------------------------------------------
  Net increase/(decrease) from
    investment operations                  1.76            1.54
----------------------------------------------------------------
Distributions to shareholders
  Dividends from net
    investment income                     (0.06)          (0.04)
  Distributions in excess
    of net investment income               --              --
  Distributions from net realized
    gain on investments and
    foreign currency related
    transactions                          (0.24)          (1.19)
----------------------------------------------------------------
      Total Distributions                 (0.30)          (1.23)
----------------------------------------------------------------
Net asset value, end of period     $      14.38    $      12.92
----------------------------------------------------------------
Total return***                           13.73%          12.07%
================================================================
Ratios/supplemental data:
  Net assets, end of period
    (000's omitted)                $      9,219    $      5,075
  Ratio of expenses to average
    net assets                             2.26%+          2.39%+
  Ratio of net investment income
    to average net assets                  1.10%+          0.70%+
  Portfolio turnover                         36%            122%
  Average rate of commissions
    paid++                         $     0.0070    $     0.0530
================================================================

*    Commencement of operations.
**   Commencement of operations of Class B shares.
***  Excludes effect of the sales load.
+    Annualized.
++ Beginning with the fiscal year ended December 31, 1996, the Fund is required to disclose its average commission rate per share for trades on which commissions are charged.
+++ Reflects effect of waiver of a portion of the Management Fee and other expense adjustments associated with the conversion to a fund of funds structure as of May 1, 1997. See "Transaction Costs and Fund Expenses."

o    The Guardian Baillie Gifford International Fund

Selected data for a Class A and Class B share of beneficial interest outstanding throughout the periods indicated:

===================================================================================================================
                                                                       Class A
                                   -----------------------------------------------------------------------------
                                                                                                    February 15,
                                    Six Months        Year Ended     Year Ended      Year Ended       1993* to
                                       Ended         December 31,   December 31,    December 31,    December 31,
                                   June 30, 1997         1996           1995            1994            1993
                                    (unaudited)
----------------------------------------------------------------------------------------------------------------
Net asset value,
  beginning of period              $      15.22     $      13.57    $      13.01    $      13.19    $      10.00
----------------------------------------------------------------------------------------------------------------
Income from investment
  operations
  Net investment income/(loss)             0.05             0.05            0.04            0.01            0.02
  Net realized and unrealized
    gain/(loss) on investments
    and foreign currency
    related transactions                   2.04             1.89            1.40           (0.09)           3.32
----------------------------------------------------------------------------------------------------------------
  Net increase/(decrease) from
  investment operations                    2.09             1.94            1.44           (0.08)           3.30
----------------------------------------------------------------------------------------------------------------
Distributions to Shareholders
  Dividends from net
    investment income                     (0.03)           (0.05)          (0.04)          (0.01)           --
  Distributions in excess
    of net investment income               --              (0.05)          (0.23)           --              --
  Distributions from net realized
    gain on investments and
    foreign currency related
    transactions                           --              (0.19)          (0.61)          (0.09)          (0.11)
----------------------------------------------------------------------------------------------------------------
      Total Distributions                 (0.03)           (0.29)          (0.88)          (0.10)          (0.11)
Net asset value, end of period     $      17.28     $      15.22    $      13.57    $      13.01    $      13.19
----------------------------------------------------------------------------------------------------------------
Total return***                           14.90%           14.33%          11.14%          (0.55%)         32.98%
================================================================================================================
Ratios/supplemental data:
  Net assets, end of period
    (000's omitted)                $     67,424     $     57,593    $     44,546    $     37,542    $     20,809
  Ratio of expenses to average
    net assets                             1.70%+           1.70%           1.74%           1.91%           2.35%+
  Ratio of net investment income
    to average net assets                  0.62%+          (0.29%)          0.19%           0.20%          (0.21%)+
  Portfolio turnover                         26%              39%             51%             33%              9%
  Average rate of commissions
    paid++                         $     0.0530     $     0.0360            --              --              --
================================================================================================================


==================================================================
                                               Class B
                                   -------------------------------
                                                       May 1,
                                    Six Months       1996** to
                                       Ended        December 31,
                                   June 30, 1997        1996
                                    (unaudited)
------------------------------------------------------------------
Net asset value,
  beginning of period              $      15.12    $      14.71
------------------------------------------------------------------
Income from investment
  operations
  Net investment income/(loss)             --             (0.04)
  Net realized and unrealized
    gain/(loss) on investments
    and foreign currency
    related transactions                   1.93            0.76
------------------------------------------------------------------
  Net increase/(decrease) from
  investment operations                    1.93            0.72
------------------------------------------------------------------
Distributions to Shareholders
  Dividends from net
    investment income                      --             (0.04)
  Distributions in excess
    of net investment income               --             (0.08)
  Distributions from net realized
    gain on investments and
    foreign currency related
    transactions                           --             (0.19)
------------------------------------------------------------------
      Total Distributions                  --             (0.31)
Net asset value, end of period     $      17.05    $      15.12
------------------------------------------------------------------
Total return***                           12.76%           4.34%
==================================================================
Ratios/supplemental data:
  Net assets, end of period
    (000's omitted)                $      5,033    $      3,313
  Ratio of expenses to average
    net assets                             3.02%+          3.05%+
  Ratio of net investment income
    to average net assets                  0.64%+         (1.47%)+
  Portfolio turnover                         26%             39%
  Average rate of commissions
    paid++                         $     0.0530    $     0.0360
==================================================================

*    Commencement of operations.
**   Commencement of operations of Class B shares.
***  Excludes effect of the sales load.

+    Annualized.
++ Beginning with the fiscal year ended December 31, 1996, the Fund is required to disclose its average commission rate per share for trades on which commissions are charged.

o The Guardian Baillie Gifford Emerging Markets Fund

The following table provides information about the financial history of The Guardian Baillie Gifford Emerging Markets Fund (the "Emerging Markets Fund"). It is based on a single share of Class A and a single share of Class B outstanding for the periods ended June 30, 1997. The table is part of the Emerging Markets Fund's financial statements, which are included in the Semi-Annual Report for The Park Avenue Portfolio for the six months ended June 30, 1997, and which is incorporated by reference into the Statement of Additional Information. The information in the table is unaudited.

                                   Class A             Class B
                                -------------       -------------
                                  April 2,              May 5,
                                  1997+ to             1997+ to
                                June 30, 1997       June 30, 1997
------------------------------------------------------------------
Net asset value, beginning
  of period                      $ 10.00              $ 10.28
------------------------------------------------------------------

Income from investment
  operations
  Net investment income/(loss)      0.07                 0.01
  Net realized and
    unrealized gain/(loss)
    on investments                  1.07                 0.83

------------------------------------------------------------------
  Net increase/(decrease)
    from investment
    operations                      1.14                 0.84
------------------------------------------------------------------
Distributions to
  shareholders
  Dividends from net
    investment income                 --                   --
  Distributions in excess
    of net investment
    income                            --                   --
  Distributions from net
    realized gain on
    investments                       --                   --
------------------------------------------------------------------
  Total distributions                 --                   --
------------------------------------------------------------------
Net asset value,
  end of period                  $ 11.14              $ 11.12
------------------------------------------------------------------

Total return*                      11.40%                8.17%

==================================================================

Ratios/supplemental data:
  Net assets, end of period
    (000's omitted)              $22,812              $ 1,696
  Ratio of expenses to
    average net assets              2.24%(a)             3.59%(a)
  Ratio of net investment
    income to average
    net assets                      2.31%(a)             0.41%(a)
  Portfolio turnover                   6%                   6%
  Average rate of
    commissions paid             $ 0.115              $ 0.115


----------
+    Commencement of operations.
*    Excludes the effect of sales loads.
(a)  Annualized.

o    The Guardian Investment Quality Bond Fund
     The Guardian Tax-Exempt Fund

     Selected data for a Class A share of beneficial interest outstanding throughout the periods indicated:

===========================================================================================================================
                                                        The Guardian
                                                         Investment                                       The Guardian
                                                        Quality Bond                                       Tax-Exempt
                                                            Fund                                              Fund
                             -----------------------------------------------------------------  ---------------------------
                                                                                  February 15,
                             Six Months     Year Ended   Year Ended   Year Ended    1993* to     Six Months     Year Ended
                                Ended      December 31, December 31, December 31, December 31,      Ended      December 31,
                            June 30, 1997     1996          1995         1994         1993      June 30, 1997      1996
                             (unaudited)                                                         (unaudited)
---------------------------------------------------------------------------------------------------------------------------
Net asset value,
  beginning of period          $  9.70       $ 10.00      $  9.12      $ 10.04      $ 10.00        $  9.61      $  9.69
Income from investment
  operations
  Net investment income/(loss)    0.30          0.55         0.59         0.46         0.37           0.22         0.42
  Net realized and unrealized
    gain/(loss) on investments
    and foreign currency
    related transactions          --           (0.30)        0.88        (0.90)        0.18           0.04        (0.08)
---------------------------------------------------------------------------------------------------------------------------
  Net increase/(decrease) from
    investment operations         0.30          0.25         1.47        (0.44)        0.55           0.26         0.34
---------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders
  Dividends from net
    investment income            (0.30)        (0.55)       (0.59)       (0.46)       (0.37)         (0.22)       (0.42)
  Distributions from net
    realized gain on
    investments and foreign
    currency related
    transactions                  --            --           --          (0.02)       (0.14)          --           --
---------------------------------------------------------------------------------------------------------------------------
      Total Distributions        (0.30)        (0.55)       (0.59)       (0.48)       (0.51)         (0.22)       (0.42)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period $  9.70       $  9.70      $ 10.00      $  9.12      $ 10.04        $  9.65      $  9.61
---------------------------------------------------------------------------------------------------------------------------
Total return**                    3.14%         2.73%       16.64%       (4.50%)       4.13%          2.77%        3.62%
===========================================================================================================================
Ratios/supplemental data:
  Net assets, end of period
    (000's omitted)            $83,359       $50,794      $53,706      $43,487      $23,310        $42,382      $39,185
  Ratio of expenses to
    average net assets            0.75%+        0.75%        0.75%        1.46%        1.42%+         0.75%+       0.75%
  Ratio of net investment
    income to average
    net assets                    6.68%+        5.73%        6.11%        4.94%        3.68%+         4.67%+       4.96%
  Ratio of expenses
    subsidized by GISC            0.38%+        0.37%        0.39%        --           --             0.40%+       0.60%
  Portfolio turnover               154%          257%         401%         186%         167%            92%         240%
===========================================================================================================================


====================================================================
                                          The Guardian
                                           Tax-Exempt
                                              Fund
                             ---------------------------------------
                                                        February 15,
                               Year Ended   Year Ended   1993* to
                              December 31, December 31, December 31,
                                  1995         1994         1993
--------------------------------------------------------------------
Net asset value,
  beginning of period          $  8.86      $ 10.20      $ 10.00
Income from investment
  operations
  Net investment income/(loss)    0.44         0.40         0.34
  Net realized and unrealized
    gain/(loss) on investments
    and foreign currency
    related transactions          0.83        (1.30)        0.40
--------------------------------------------------------------------
  Net increase/(decrease) from
    investment operations         1.27        (0.90)        0.74
--------------------------------------------------------------------
Distributions to Shareholders
  Dividends from net
    investment income            (0.44)       (0.40)       (0.34)
  Distributions from net
    realized gain on
    investments and foreign
    currency related
    transactions                  --          (0.04)       (0.20)
--------------------------------------------------------------------
      Total Distributions        (0.44)       (0.44)       (0.54)
--------------------------------------------------------------------
Net asset value, end of period $  9.69      $  8.86      $ 10.20
--------------------------------------------------------------------
Total return**                   14.59%       (8.98%)       5.55%
====================================================================
Ratios/supplemental data:
  Net assets, end of period
    (000's omitted)            $17,501      $15,967      $21,135
  Ratio of expenses to
    average net assets            0.75%        1.09%        1.36%+
  Ratio of net investment
    income to average
    net assets                    4.66%        4.26%        3.35%+
  Ratio of expenses
    subsidized by GISC            0.79%        0.47%        --
  Portfolio turnover               194%         107%         108%
====================================================================

*    Commencement of operations.

**   Excludes effect of the sales load.

+    Annualized.

Investment Objectives and Policies

     Each Portfolio Fund has its own investment objective and policies. A Portfolio Fund's investment objective is a fundamental policy which may not be changed without shareholder approval. Certain investment restrictions are also fundamental policies that may not be changed without shareholder approval. Non-fundamental investment techniques, policies and restrictions may be changed by the Portfolio's Board of Trustees without shareholder approval.

     Each Portfolio Fund's investment program is highlighted below. The Portfolio Funds' investment restrictions, additional investment techniques and certain other features are described under "Special Investment Techniques" and in the Statement of Additional Information.

o    The Guardian Park Avenue Fund

     The Park Avenue Fund seeks long-term growth of capital. Income is not a specific objective, although it is anticipated that long-term growth of capital will be accompanied by growth of income.

     The Park Avenue Fund attempts to achieve its objective by normally investing at least 80% of the value of its assets in a diversified portfolio of U.S. common stocks and convertible securities. The Park Avenue Fund intends to be fully invested in such securities unless circumstances dictate otherwise.

     GISC employs quantitative investment models, both proprietary and non-proprietary, to analyze and evaluate each security which may be purchased, held or sold by the Park Avenue Fund. These models are used to identify those securities that represent good relative value in the marketplace and have reasonable prospects for superior relative price performance. GISC uses information from numerous sources and value, momentum and other market factors to modify and refine the quantitative models over time. GISC can also change the proportion of the Park Avenue Fund's assets which are invested in particular companies and industries based on its evaluation of the outlook for specific industries, companies and the economy.

     Convertible securities are bonds or preferred stock issues which may be converted at a specified time and price into shares of common stock of the same or different issuers. Convertible securities are typically senior to common stock in a corporation's capital structure, so they may entail less risk than common stocks. Convertible securities purchased by the Park Avenue Fund will primarily be rated in one of the top four rating categories established by nationally recognized statistical rating organizations, making them investment grade. However, the Fund may acquire convertible securities without regard to their ratings. See the Statement of Additional Information.

     From time to time, the Park Avenue Fund may invest up to 5% of its net assets in securities of U.S. or foreign companies which are issued and settled overseas. The Park Avenue Fund may enter into forward foreign currency exchange contracts in connection with its investments in foreign securities. The Park Avenue Fund may also invest in repurchase agreements. See "Risk Considerations" and "Special Investment Techniques."

     If adverse market conditions necessitate a defensive posture, the Park Avenue Fund may temporarily invest some or all of its assets in debt obligations, including U.S. government securities, investment grade corporate bonds, commercial paper rated Prime-2 or higher by Moody's or A-2 or higher by S&P, repurchase agreements, cash and cash equivalents.

o    The Guardian Park Avenue Small Cap Fund

     The Small Cap Fund seeks long-term growth of capital. Income is not a specific objective, although it is anticipated that long-term growth of capital will be accompanied by growth of income.

     The Small Cap Fund attempts to achieve its objective by normally investing at least 85% of its assets in a diversified portfolio of common stocks and convertible securities issued by companies with small market capitalization. These are companies whose total market capitalization places them within the range of issuers included in the Russell 2000 Index. The Russell Indexes are formulated to serve as a comprehensive representation of the investable domestic equity market. These indexes, which are comprised solely of common stocks issued by companies domiciled in the U.S. or its territories, are value weighted. The Russell 2000 Index is a subset of the larger, Russell 3000 Index, which measures the performance of the 3,000 largest domestic companies, based on total market capitalization. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. As of December 31, 1996, the market capitalization of the companies included in the Russell 2000 Index ranged from $20 million to $2.43 billion. Some of the small companies in which the Fund may invest may be unseasoned. The Small Cap Fund may invest up to 15% of total assets in the securities of issuers which have less than three years of continuous operations. See "Risk Considerations" for a detailed discussion of the risks associated with investing in smaller companies.

     In selecting investments for the Small Cap Fund, GISC will consider the investment fundamentals and the risk/reward prospects for each security. These evaluations are supplemented through the use of various quantitative investment models, both proprietary and non-proprietary, to identify those securities that represent good relative value in the marketplace and have reasonable prospects for superior relative price performance. GISC believes that this multi-faceted process will enhance investment performance and will improve the consistency of portfolio results over time. GISC can change the proportion of the Fund's assets that are invested in particular companies and industries based on its evaluation of the outlook for specific industries and companies and the economy.

     From time to time, the Small Cap Fund may invest up to 10% of its net assets in securities of U.S. or foreign companies which are issued or settled overseas in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") or other similar securities. An ADR is a dollar-denominated security issued by a U.S. bank or trust company which represents, and may be converted into, a foreign security. An EDR is similar, but is issued by a European bank. ADRs and EDRs may not be denominated in the same currency as the securities into which they may be converted. Typically, ADRs, in registered form, are designed for issuance in U.S. securities markets and EDRs, in bearer form, are designed for issuance in European securities markets. All such investments will be U.S. dollar-denominated. In addition, the Small Cap Fund may invest up to 5% of its net assets in foreign securities and foreign currency exchange contracts. Further information about foreign securities is contained in "Risk Considerations" and the Statement of Additional Information.

     The Small Cap Fund typically invests its available cash in repurchase agreements. See "Special Investment Techniques". If adverse market conditions necessitate a defensive posture, the Fund may temporarily invest some or all of its assets in debt obligations, including U.S. government securities, investment grade corporate bonds, commercial paper, repurchase agreements and cash equivalents.

o    The Guardian Baillie Gifford International Fund

     The International Fund seeks long-term growth of capital. Income is not a specific objective, although it is anticipated that growth of capital will be accompanied by dividend income, which may vary depending on the location of the investments.

     The International Fund attempts to achieve its objective by ordinarily investing at least 80% of its net assets in a diversified portfolio of common stocks issued by companies that are domiciled outside of the United States and in securities which are convertible into such common stocks.

     The International Fund does not normally concentrate its investments in any particular industry or country. Under normal circumstances, at least 65% of the International Fund's total assets will be invested in companies which are domiciled in at least three different countries outside of the United States. However, there are no limitations on the percentage of portfolio assets which may be invested in securities of issuers from any one country at any given time. By investing in several countries, the International Fund should, in theory, decrease the degree to which events in any one country can affect its entire portfolio. It is anticipated that a significant portion of the International Fund's investments will normally be divided among four main geographic areas -- Continental Europe, the United Kingdom, Japan and the markets of the Far East (including Australia and New Zealand).

     The International Fund varies its geographic scope based on continuous evaluations of economic, market and political trends worldwide. To determine how portfolio assets will be geographically allocated, the International Fund's advisers consider the conditions and growth potential of various economies and securities markets, currency ex-change rates, technological developments in various countries, and other pertinent financial, social, national and political information. The International Fund attempts to distribute its assets among securities issued by companies at different stages of development, ranging from large, well-established companies to smaller and newer companies. Securities issued by smaller companies may be less liquid and subject to greater market volatility and credit risk than those issued by larger companies.

     The International Fund may invest in foreign issuers through sponsored ADRs and EDRs, or similar investment vehicles. ADRs and EDRs are described above under "The Guardian Park Avenue Small Cap Fund".

     For liquidity purposes, the International Fund may hold cash in U.S. dollars and foreign currencies, or invest in short-term securities, including repurchase agreements and domestic and foreign money market instruments. In addition, the International Fund may enter into forward foreign currency transactions, or acquire other currency instruments to attempt to minimize the effects of changes in foreign exchange rates. The Fund may use options or financial futures to hedge against market or currency risks. See "Special Investment Techniques".

     The International Fund may significantly alter its portfolio as a temporary defensive measure if its advisers believe that investments in international equity securities are at risk because of current or anticipated political or economic conditions. In such event, the International Fund may, without any percentage limit, acquire investment grade non-convertible preferred stock, debt obligations, foreign or U.S. government securities, and domestic or foreign money market instruments.

     The International Fund's operating expenses are typically higher than the expenses incurred by mutual funds that invest exclusively in U.S. equity securities. Brokerage commissions and custodial fees related to foreign investments are often higher than those associated with investments in U.S. securities.

     If the U.S. government restricts any type of foreign investment which may be made by or through the International Fund, the Portfolio's Board of Trustees will promptly take steps to determine whether significant changes in the Fund's portfolio are appropriate.

o    The Guardian Baillie Gifford Emerging Markets Fund

     The Emerging Markets Fund seeks long-term capital appreciation. Income is not a specific objective, although it is anticipated that growth of capital will be accompanied by dividend income, which may vary depending on the location of the investments.

     The Emerging Markets Fund, under normal conditions, invests at least 65% of its total assets in common stocks issued by emerging market companies and in securities that are convertible into such common stocks. The Fund defines an emerging market company as an entity (i) organized under the laws of, and with a principal office in, an emerging market country (as defined below); (ii) that derives 50% or more of its total revenue from either goods or services produced or performed in, or from sales made in emerging market countries (and which may be located in a "gateway" country, as described below); or (iii) for which the principal securities market is located in an emerging market country. Investing in emerging markets involves greater risk than investing in more developed markets. Thus, an investment in the Emerging Markets Fund should be considered speculative. See "Risk Considerations".

     As defined by the Emerging Markets Fund, an emerging market country includes any country whose economy or markets are considered to be emerging or developing by the International Finance Corporation and the World Bank, as well as countries which are classified by the United Nations as developing. The adviser determines the potential universe of emerging market countries for investment. The Fund currently expects to invest in issuers located in some or all of the following emerging market countries: Argentina, Brazil, Chile, China, Colombia, the Czech Republic, Greece, Hungary, India, Indonesia, Israel, Jordan, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Portugal, the Slovak Republic,

South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, Venezuela, and Zimbabwe. The list of countries in which the Emerging Markets Fund will potentially invest will vary from time to time, based upon the investment adviser's assessment of a particular country's present suitability for investment. The Fund may also invest in issuers located in countries which may be deemed by the adviser to be "gateways" into emerging market countries, such as Austria (which serves as a gateway to Eastern European countries such as Hungary and the Czech Republic).

     In addition, the Emerging Markets Fund may ordinarily invest up to 35% of its net assets in a combination of (i) debt securities of government or corporate issuers in emerging market countries; (ii) debt and equity securities of issuers in developed markets; and (iii) cash and money market instruments.

     Emerging market debt securities are often rated below investment grade, or may not be rated by rating agencies in the United States. Normally, the Emerging Markets Fund will not invest more than 10% of its total assets in debt securities that are not rated at least investment grade, or if unrated, determined to be of comparable quality by the investment adviser. The Emerging Markets Fund is not required to sell automatically when the ratings assigned to any of its holdings are reduced below investment grade. Investment in non-investment grade debt securities (commonly known as "junk bonds") are considered predominantly speculative with regard to the payment of interest and principal and therefore carry greater risk, including the possibility of issuer default or bankruptcy. See "Risk Considerations".

     Certain emerging market countries prohibit direct foreign investment in their capital markets and limit investors in those markets, such as the Emerging Markets Fund, to government-authorized investment companies. In accordance with the Investment Company Act of 1940 (the "1940 Act"), the Emerging Markets Fund may invest up to 10% of its total assets in securities of other investment companies. Shares of these investment companies may at times be acquired at market prices representing a premium over the actual net asset value of their portfolio securities. If shares of another investment company are acquired, shareholders of the Emerging Markets Fund would bear both their proportionate share of the expenses of the Fund and, indirectly, a proportionate share of the expenses of the other investment company as well.

     The Emerging Markets Fund may significantly alter its portfolio as a temporary defensive measure if its advisers believe that investments in international equity securities are at risk because of current or anticipated political or economic conditions. In such event, the Emerging Markets Fund may, without any percentage limit, acquire investment grade non-convertible preferred stock, debt obligations, foreign or U.S. government securities, and domestic or foreign money market instruments.

     The Emerging Markets Fund's operating expenses are typically higher than the expenses incurred by mutual funds that invest exclusively in U.S. equity securities. Brokerage commissions and custodial fees related to foreign investments are often higher than those associated with investments in U.S. securities.

     If the U.S. government restricts any type of foreign investment which may be made by or through the Emerging Markets Fund, the Portfolio's Board of Trustees will promptly take steps to determine whether significant changes in the Fund's portfolio are appropriate.

o    The Guardian Investment Quality Bond Fund

     The Bond Fund seeks a high level of current income and capital appreciation without undue risk to principal.

     The Bond Fund normally invests at least 80% of the value of its assets in
(1) investment grade corporate bonds and other debt obligations and (2) U.S. government securities and obligations of U.S. government agencies and instrumentalities. The Bond Fund's assets typically include mortgage-backed and asset-backed securities. Under normal conditions, at least 65% of the Bond Fund's total assets will be invested in debt obligations. A debt obligation is a certificate or evidence of debt. The issuer of a debt obligation promises to pay interest for a specified period and to repay the debt on a specified date.

     Investment grade bonds are secured and unsecured debt obligations which are either assigned ratings within the four highest rating categories estab-lished by nationally recognized statistical ratings organizations ("NRSROs"), such as Moody's or S&P, or which are deemed by GISC to be comparable to such securities. Obligations rated Baa by Moody's or BBB by S&P are deemed to be investment grade, but such obligations are considered more speculative than obligations that receive higher ratings. Changes in economic conditions or other circumstances could lessen the ability of the issuers of securities rated Baa or BBB to make principal and interest payments.

     A portion of the Bond Fund's assets may be rated lower than investment grade, typically when ratings assigned to investment grade debt obligations acquired by the Fund are downgraded. Low-quality debt is considered to be predominantly speculative with respect to the issuer's ability to make principal and interest payments. (See "Risk Considerations.") The Bond Fund is not required to sell a security automatically when its rating is downgraded below investment grade. Normally, less than 10% of the Bond Fund's assets will be invested in such low-quality debt.

     The Bond Fund may invest in mortgage-backed securities, such as mortgage pass-throughs and collateralized mortgage obligations ("CMOs"). A mortgage pass-through is collateralized by a pool of mortgages that have a common coupon rate (i.e., interest rate) and maturity. The holders of a particular mortgage pass-through share the rights to receive interest and principal payments from the underlying pool of mortgages, net of servicing fees, as payment for debt service on the pass-through. CMOs are collateralized by pooled mortgage loans that may not share coupon rate and maturity characteristics, and are sold as multi-class bonds. CMO classes have different interests in the stream of interest and principal payments from the underlying pool of mortgages. Hence, the classes are typically paid sequentially according to the payment structure of the CMO. CMOs may be issued or guaranteed by the U.S. government and its agencies or instrumentalities, or by private entities.

     Mortgage-backed securities issued by the Government National Mortgage Association ("GNMA") are backed by the full faith and credit of the U.S. government. Privately owned, government sponsored agencies like the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC") issue their own guarantees for interest and principal payments on the mortgage-backed securities and other obligations they issue. These guarantees are supported only by the issuer's credit or the issuer's right to borrow from the U.S. Treasury. Accordingly, such investments may involve a greater risk of loss of principal and interest than other U.S. government securities since the Bond Fund must look principally or solely to the issuing or guaranteeing agency or instrumentality for repayment.

     Privately issued mortgage-backed securities purchased by the Bond Fund must be fully collateralized by GNMA certificates, other government mortgage-backed securities, or by whole loans. Whole loans are securitized mortgage pools backed by fixed or adjustable rate mortgages originated by private institutions.

     Mortgage-backed securities may be more sensitive to interest rate changes than conventional bonds which can result in greater price volatility. Because the collateral underlying mortgage-backed securities may be prepaid at any time, mortgage-backed securities are also subject to greater prepayment risks than conventional bonds. Accelerated prepayments of mortgage-backed securities purchased at a premium impose a risk of loss of principal because the premium may not have been fully amortized when the principal is repaid. Prepayments tend to accelerate when interest rates decline, so prepaid mortgage-backed security proceeds are then likely to be reinvested at lower interest rates. The Statement of Additional Information contains more information about mortgage-backed securities, including securities known as "interest only" and "principal only" stripped mortgage securities.

     The Bond Fund may also invest in asset-backed securities. Asset-backed securities, which are structured similarly to mortgage-backed securities, are collateralized by interests in pools of loans, receivables or other obligations originated by single or multiple lenders and may use similar credit enhancements. The underlying assets, which include motor vehicle installment purchase contracts, home equity loans, credit card receivables and other credit arrangements, are securitized in pass-through structures similar to mortgage pass-throughs or in pay-through structures similar to CMO's. The Bond Fund may invest in these and other types of asset-backed securities that may be developed in the future.

     One of the principal characteristics which distinguishes asset-backed securities from mortgage-backed securities is that asset-backed securities generally do not have the benefit of first lien security interests in the related collateral. Certain receivables such as credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, certain of which may hinder the right to receive full payment. Also, the security interests in the underlying collateral may not be properly transferred when the pool is created, resulting in the possibility that the collateral may be resold. Some asset-backed securities may also have prepayment risk due to refinancing of their receivables. Generally, these types of loans are of shorter average life than mortgages, but may have average lives of up to 10 years. These securities, all of which are issued by non-governmental entities, carry no direct or indirect governmental guarantees.

     In addition, the Bond Fund may invest in trust-preferred (or "capital") securities. These securities, which are issued by entities such as special purpose bank subsidiaries, currently are permitted to treat the interest payments as a tax-deductible cost. Capital securities, which have no voting rights, have a final stated maturity date and a fixed schedule for periodic payments. In addition, capital securities have provisions which afford preference over common and preferred stock upon liquidation, although the securities are subordinated to other, more senior debt securities of the same issuer. The issuers of these securities retain the right to defer interest payments for a period of up to five years, although interest continues to accrue cumulatively. The deferral of payments may not exceed the stated maturity date of the securities themselves. The non-payment of deferred interest at the end of the permissible period will be treated as an incidence of default.

     At the present time, the Internal Revenue Service treats capital securities as debt. Proposed legislation may cause this tax treatment to be modified in the future. In the event that the tax treatment of interest payments of these types of securities is modified, the Bond Fund will reconsider the appropriateness of continued investment in these securities.

     Some of the Bond Fund's investments may have variable interest rates. When an instrument provides for periodic adjustments to its interest rate, fluctuations in principal value may be minimized. However, changes in the coupon rate can lag behind changes in market rates, which may adversely affect the Bond Fund's performance.

     The Bond Fund also invests in Treasury bills, Treasury notes and Treasury bonds, all of which are backed by the full faith and credit of the U.S. government. From time to time, the Bond Fund may also invest up to 10% of its total net assets in securities of U.S. or foreign companies which are issued and settled overseas. All such investments will be U.S. dollar-denominated. (See "Risk Considerations.") The Bond Fund may invest in so-called "Yankee Securities", which are securities issued by non-U.S. issuers, denominated in U.S. dollars, and which trade and are capable of settlement in U.S. markets. Issuers of Yankee Securities may be corporate or government entities.

     The Bond Fund may engage in dollar roll and reverse repurchase agreement transactions when the adviser believes it would be advantageous to do so. In a dollar roll transaction, the Bond Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date from the same party. In a dollar roll, the securities that are to be purchased will be of the same type and have the same interest rate as the sold securities, but will be supported by different pools of mortgages. A fund that engages in a dollar roll forgoes principal and interest paid on the sold securities during the roll period, but is compensated by the difference between the current sales price and the lower forward price for the future purchase. In addition, the Bond Fund earns interest by investing the transaction proceeds during the roll period.

     In a reverse repurchase agreement transaction, the Bond Fund sells securities to a bank or securities dealer and agrees to repurchase them at an agreed time and price. During the period between the sale and the forward purchase, the Fund will continue to receive principal and interest payments on the securities sold. The Bond Fund may also receive interest income similar to that received in the case of dollar rolls.

     The Bond Fund will normally use the proceeds of dollar roll and reverse repurchase agreement transactions to maintain offsetting positions in securities or repurchase agreements that mature on or before the settlement date for the related dollar roll or reverse repurchase agreement. The market value of securities sold under a reverse repurchase agreement or dollar roll is typically greater than the amount to be paid for the related forward commitment. Reverse repurchase agreements and dollar rolls involve the risk that the buyer of the sold securities might be unable to deliver them when the Bond Fund seeks to repurchase the securities. If the buyer files for bankruptcy or becomes insolvent, such buyer or its representative may ask for and receive an extension of time to decide whether to enforce the Fund's repurchase obligation. The Bond Fund's use of the transaction proceeds may be restricted pending such decision.

     Whenever the Bond Fund enters into a dollar roll or reverse repurchase agreement transaction, it will maintain cash, U.S. Government securities or liquid, unencumbered securities that are marked to market daily in a segregated account with the Fund's custodian. The value of such segregated assets must be at least equal to the value of the forward commitment or repurchase obligation (principal plus accrued interest), as applicable. Segregating assets may limit the Bond Fund's ability to pursue other investment opportunities.

     Since the Bond Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, dollar rolls and reverse repurchase agreements may involve leverage. However, since the acquired securities or repurchase agreements must satisfy the Bond Fund's credit quality requirements and mature on or before the settlement date for the related dollar roll or reverse repurchase agreement, and because the Fund will segregate assets as described above, GISC believes that these transactions do not present the risks associated with other types of leverage. The Bond Fund does not intend to enter into dollar roll or reverse repurchase agreement transactions other than as described above, or for temporary or emergency purposes. In addition, the staff of the Securities and Exchange Commission has taken the position that dollar roll and reverse repurchase agreement transactions are deemed to be borrowings within the meaning of the 1940 Act. Although the Bond Fund intends to engage in such transactions only in the limited circumstances described above, the use of such transactions will be subject to the Fund's investment limitation on borrowings, set forth in the Statement of Additional Information, which limits the aggregate borrowings of the Bond Fund to no more than 33 1/3% of the value of the Fund's total assets.

     The Bond Fund may invest its available cash in repurchase agreements; commercial paper which is issued in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"); and commercial paper which satisfies the Cash Fund's credit quality requirements. (See "The Guardian Cash Management Fund.") Additional investment techniques used by the Bond Fund are described under "Special Investment Techniques."

o    The Guardian Tax-Exempt Fund

     The Tax-Exempt Fund seeks to maximize current income exempt from federal income taxes, consistent with preservation of capital. The Tax-Exempt Fund has adopted a fundamental investment policy to invest at least 80% of its net assets in a diversified portfolio of investment-grade Municipal Obligations.

     Municipal Obligations are securities which are issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, authorities and instrumentalities, the interest on which is, in the opinion of bond counsel to the issuer, exempt from federal income tax. GISC relies on such opinions without independent verification.

     Municipal Obligations are generally issued to obtain funds for public purposes, such as the construction of highways, bridges, schools, hospitals and roads. They may also be issued to refinance outstanding obligations, to obtain funds for general operating expenses, or to provide funds to other public institutions and facilities. Certain industrial development bonds issued by or on behalf of public authorities to build or operate sports arenas, airports, and pollution control sites are also Municipal Obligations.

     Municipal Obligations are classified as general or specific obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's full faith, credit and taxing power. Specific obligation bonds and revenue bonds are payable from the proceeds of a special excise tax or other specific revenue source. Tax-exempt industrial development bonds are typically revenue bonds that are guaranteed solely by the corporate entity on whose behalf they are issued. Notes are short-term obligations which are sold by municipalities in anticipation of a bond sale, collection of taxes or receipt of revenues. Notes are issued to meet short-term funding requirements. The Tax-Exempt Fund is not limited with respect to which category of Municipal Obligations it may purchase, though it will limit its investments in industrial development bonds to 20% of its net assets.

     The Tax-Exempt Fund primarily invests its assets in intermediate-term Municipal Obligations, which have an average weighted maturity of 7 to 12 years, and in long-term Municipal Obligations, which have an average weighted maturity of 15 to 25 years. The Tax-Exempt Fund does not have percentage limitations on the amount of its assets to be allocated to each term category. Thus, substantially all of the Tax-Exempt Fund's assets may be invested in either intermediate-term or long-term Municipal Obligations at any one time.

     Bonds and short-term Municipal Obligations purchased by the Tax-Exempt Fund must be investment grade when acquired. Municipal Obligations which carry the lowest investment-grade rating may have some speculative characteristics. Changes in economic conditions or other circumstances could lessen the ability of an issuer of such bonds to make principal and interest payments. The Tax-Exempt Fund's portfolio may include securities that are downgraded after acquisition. The Tax-Exempt Fund is not required to sell a security automatically when its rating is reduced below investment grade. Normally, less than 10% of the Tax-Exempt Fund's assets will be invested in such low-quality debt. See "Risk Considerations."

     The Tax-Exempt Fund may invest more than 25% of the value of its total assets in Municipal Obligations which pay interest from similar revenue sources or securities which are offered within a single state. When Municipal Obligations are related in these ways, an economic, business or political development which affects one security could also affect the other related securities. This investment practice may subject the Tax-Exempt Fund to greater risks than a fund which does not concentrate its assets in this manner.

     From time to time, the Tax-Exempt Fund may invest up to 20% of its net assets in obligations which pay interest that is subject to regular federal income tax, or in private activity bonds. The interest on private activity bonds is a tax preference item for the purpose of the federal alternative minimum tax ("AMT"). The AMT is a special tax that applies only to certain taxpayers. If the Tax-Exempt Fund receives interest which is treated as a tax preference item, a proportionate share of any exempt-interest dividend which it pays to its shareholders may be treated as a preference item for those shareholders who are subject to the AMT. See "Taxes."

     The Tax-Exempt Fund may also purchase tax- exempt floating and variable rate demand notes and bonds. Variable rate demand notes include master demand notes. Master demand notes are frequently secured by letters of credit or other credit supports, which are not expected to adversely affect the tax- exempt status of these obligations. Master demand notes are redeemable at face value, but there is no established secondary market for them. Accordingly, when these obligations are not secured, the Tax-Exempt Fund's right to redeem depends on the borrower's ability to pay principal and interest on demand. GISC continuously considers the creditworthiness of the issuers of any floating and variable rate demand obligations in the Tax-Exempt Fund's portfolio to attempt to minimize this risk. Master demand notes with a demand feature extending for more than seven days are treated as illiquid securities. See "Special Investment Techniques."

     The Tax-Exempt Fund may also invest in zero coupon securities ("Zeros"). Zeros are issued or sold at a steep discount from their face value, and do not pay interest prior to maturity or a specified redemption date. The market prices of zero coupon securities generally are more volatile than the market prices of interest-bearing securities. Accordingly, Zeros are more likely to respond to interest rate changes than interest-bearing securities having similar maturities and credit qualities.

     The Tax-Exempt Fund may acquire "stand-by commitments" with respect to Municipal Obligations to facilitate liquidity in its portfolio. The Tax-Exempt Fund may also purchase tender option bonds and similar securities. (See the Statement of Additional Information.) Additional investment techniques used by the Tax-Exempt Fund are described under "Special Investment Techniques."

o    The Guardian Cash Management Fund

     The Cash Fund seeks as high a level of current income as is consistent with liquidity and preservation of capital.

     To attempt to achieve this objective, the Cash Fund invests in U.S. dollar-denominated money market instruments which satisfy the credit quality requirements described below and mature in 13 months or less or which have a variable rate of interest that is readjusted no less frequently than every 13 months. Such money market instruments include U.S. government securities (such as agency obligations and U.S. Treasury notes, bills or bonds), commercial paper, certificates of deposit or bankers acceptances issued by banks or savings and loan associations, repurchase agreements and other corporate obligations. The Cash Fund may also invest in unregistered commercial paper which is issued in reliance on the "private placement" exemption afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). The Cash Fund may not invest more than 5% of its total assets in the securities of any one issuer except U.S. government securities. The Cash Fund maintains a dollar-weighted average portfolio maturity of 90 days or less.

     The Cash Fund may invest up to 25% of its net assets in certificates of deposit issued by foreign branches of U.S. banks (known as "Euro CDs") and by U.S. branches of foreign banks (known as "Yankee CDs"), provided that each issuing bank's net worth is at least $100,000,000. Such investments present additional and different risks than U.S. obligations, and correspondingly expose the Cash Fund to risks which are not faced by money market mutual funds which invest only in domestic obligations. See "Risk Considerations."

     In addition, the Cash Fund may invest in other instruments which are fully secured or collateralized by the types of obligations described above. Such instruments will generally be limited to repurchase agreements with domestic branches of domestic banks.

     The Cash Fund's investments consist only of obligations that GISC determines to present minimal credit risks. GISC follows guidelines adopted by the Portfolio's Board of Trustees to make such determinations, and the Board receives reports about GISC's adherence to such guidelines. The guidelines prescribe that the instruments acquired by the Cash Fund be rated within the two highest short-term ratings categories assigned by the requisite number of NRSROs, or, if unrated, be deemed by GISC to be of comparable quality. Instruments or issuers that have received the highest short-term ratings from at least two NRSROs, or which have received the highest rating from the single NRSRO assigning a rating, are considered to be "First Tier Securities" under Rule 2a-7 of the 1940 Act. Such investments may not yield as high a level of current income as longer term or lower grade investments, which are generally less liquid and fluctuate more in value.

     The Cash Fund intends to invest primarily in First Tier Securities. However, it may from time to time buy securities that are rated within the two highest short-term ratings categories, but which are not First Tier Securities. Such "Second Tier" investments will be limited to no more than 5% of the Cash Fund's total assets, based on amortized cost, with investments relating to any one issuer limited to the greater of 1% of total assets or $1,000,000.

     The Cash Fund's rate of return will vary with the returns on its portfolio investments. Although the Cash Fund seeks to maintain a stable NAV of $1.00 per share, the prices of its portfolio investments typically vary with interest rate movements. A national credit crisis or the insolvency of an issuer of an instrument held by the Cash Fund could precipitate sufficient price declines to cause the Fund to fail to maintain its stable NAV.

o    The Guardian Asset Allocation Fund

     The Asset Allocation Fund seeks long-term total investment return consistent with moderate investment risk. Total investment return consists of income and changes in the market value of the Asset Allocation Fund's investments.

     The Asset Allocation Fund uses theoretical models to allocate its assets among the following types of securities: U.S. common stocks and convertible securities; investment grade corporate debt securities and U.S. government securities, including mortgage-backed and asset-backed securities; and money market instruments. GISC may use theoretical models developed and maintained by a third party, or may use its own models.

     The Asset Allocation Fund attempts to achieve its objective by investing its assets in accordance with its theoretical models. Ordinarily, the Asset Allocation Fund invests the equity portion of its assets in the Park Avenue Fund, the debt portion of its assets in the Bond Fund and the cash portion in the Cash Fund. This is known as a "fund of funds" arrangement. The Asset Allocation Fund invests in these other Funds by purchasing Class A shares of those Funds, with a waiver of the sales load. By investing in these other Portfolio Funds rather than in individual securities, the Asset Allocation Fund is better able to diversify its holdings. The Asset Allocation Fund may also invest in individual securities, including, but not limited to, money market instruments and certain options and futures used in shifting the Asset Allocation Fund's investments among different sectors, when the investment adviser believes it is advisable to do so. Prior to May 1, 1997, the Asset Allocation Fund invested entirely in individual securities. Beginning May 1, 1997, the Asset Allocation Fund implemented a gradual conversion to the fund of funds arrangement. By investing in the Park Avenue Fund, the Bond Fund and the Cash Fund, the Asset Allocation Fund is subject to the same risks associated with direct investment in those Funds.

     The distribution of the Asset Allocation Fund's assets among asset classes fluctuates from a "neutral position" of 60% allocated to the equity class and 40% allocated to the debt class. Shifts are expected to be modest in magnitude and gradual in occurrence, but there is no limit on the portions of the Asset Allocation Fund's assets which may be shifted at any one time. Nor does the Fund have percentage limitations on the amount to be allocated to any asset class. Accordingly, from time to time, substantially all of the Asset Allocation Fund's assets may be invested in equity securities, or debt obligations, or money market instruments. Generally, however, the models provide for the following ranges: 20% to 80% equity securities; 20% to 70% debt obligations; and 0% to 60% money market instruments.

     The theoretical models evaluate information about the economy, the markets and other financial and technical factors on a daily basis to provide "signals" about portfolio allocations. There can be no assurance that allocations among asset classes made by GISC in response to the signals will result in the most favorable return to investors. However, by allocating assets among different classes and adjusting the mix to reflect the models' perceptions of economic and market trends, it is anticipated that the Asset Allocation Fund's performance will be less volatile than that of mutual funds which concentrate their investments in one asset class.

     The Asset Allocation Fund may use financial futures contracts and options on securities or securities indices to reallocate its assets among asset classes. GISC believes that engaging in these transactions may generally provide a hedge against changes in market conditions while minimizing the transaction costs which the Fund can incur when its portfolio is reallocated. For example, if the Asset Allocation Fund reallocates 10% of its assets from equities to debt, it might sell stock index financial futures and purchase bond futures. Because the transaction costs associated with options and futures tend to be lower than the costs of buying and selling securities, it is expected that using options and futures may reduce the Asset Allocation Fund's total transaction costs. The risks associated with engaging in options and futures transactions and other investment techniques used by the Asset Allocation Fund are described under "Special Investment Techniques."

Risk Considerations

     The levels and types of risks associated with investing in a Portfolio Fund generally correspond to the risks associated with the types of investments it makes. Those risks are generally described throughout this Prospectus and the Statement of Additional Information. In addition, investors should consider the risks described below.

     Market risk is the chance that an equity security's price will be influenced by stock market trends, and the risk that a debt obligation's price will fall as interest rates rise and rise as interest rates fall. Generally, the prices of bonds with longer maturities fluctuate more than shorter-term bonds when interest rates change. U.S. government securities, Municipal Obligations and mortgage-backed and asset-backed securities, like other debt obligations, are subject to market risk.

     Financial or credit risk relates to an issuer's financial condition. In general, equity securities issued by weakening companies have declining prices, and there is a higher likelihood that such issuers will fail to make principal and interest payments under their debt obligations. NRSROs may downgrade the ratings assigned for such issuers, highlighting their higher credit risk. U.S. government securities are substantially protected from financial or credit risk. However, certain agency obligations, while of the highest credit quality, do not have a direct U.S. government guarantee.

     Prepayment risk is the possibility that a debt security will be prepaid (or "called") prior to its expected maturity date, and that the proceeds could be invested at lower interest rates. Intermediate-term and long-term bonds commonly provide call protection, but mortgage-backed and asset-backed securities can be prepaid whenever their underlying collateral is prepaid. When a security is called early, the potential for additional appreciation is lost. If a premium was paid to acquire a called security, there may even be principal losses. Prepayments occur more frequently when interest rates decline.

     Small companies may present greater opportunities for investment return, but may also involve greater risks. They may have limited product lines, markets, or financial resources, or may depend on a limited management group. While the markets in securities of small companies have grown rapidly in recent years, such securities may trade less frequently and in smaller volume than more widely-held securities. The values of these securities may fluctuate more sharply than those of other securities, and a Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly-available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers' underlying earnings potential or assets.

     A security that is rated lower than investment grade may be somewhat or predominantly speculative with respect to its issuer's ability to make principal and interest payments. While lower rated obligations generally offer higher current yields than higher grade issues, they also involve higher market and credit risks. Low quality debt can be particularly sensitive to adverse changes in general economic conditions, the financial condition of its issuer, or stresses in its issuer's industry.

     Securities issued or settled overseas present additional and different risks to the Portfolio Funds which invest in them. Foreign securities may be affected by political, social and economic developments abroad. Foreign companies and foreign financial institutions may not be subject to accounting standards or governmental supervision comparable to their U.S. counterparts, and there may be less public information about their operations. Foreign markets may be less liquid or more volatile than U.S. markets and may offer less protection to investors. Foreign countries may impose withholding taxes on interest income from investments in securities issued there, or may enact confiscatory taxation provisions targeted to certain investors. The time period for settling transactions in foreign securities may be longer than the time period permitted for the settlement of domestic securities transactions and there may be increased risks associated with holding assets in custody abroad. In addition, as described in the Statement of Additional Information, the market prices for foreign securities are not determined at the same time of day as the NAVs for the Funds that hold such securities. It may be difficult to obtain and enforce judgments against foreign entities, and the expenses of litigation are likely to exceed those which would be incurred in the United States. Investments in foreign securities that are not denominated in U.S. dollars may be subject to special risks, such as governmental regulation of foreign exchange transactions and changes in currency exchange rates. Exchange rates can affect the value of securities and the interest or earnings thereon irrespective of the performance of such securities.

     Investing in emerging markets, while offering the potential of more rapid share price appreciation and long-term growth than may be available from investments in more developed markets, also presents a corresponding higher degree of risk. Emerging markets may be more likely to be subject to political unrest and economic instability. The result could be nationalization, expropriation or confiscation of assets, or repatriation of investment capital. In the event of such governmental actions, a Fund that invests in such markets could lose the entire value of a particular investment or group of investments made in a particular market.

     Certain emerging market countries have experienced substantial and, in some cases, rapidly fluctuating rates of inflation for a number of years. Inflation has, and may continue to have, a debilitating effect on the underlying economies of these countries. Many emerging market countries are heavily dependent on international trade and are particularly adversely affected by the imposition of trade barriers and other protectionist measures, as well as the depreciation or devaluation of their currencies, relative to the U.S. dollar. Certain currencies are not free floating against the U.S. dollar, may not be internationally traded, or may not be freely converted into other currencies. A devaluation or restriction in the currencies in which a Fund's portfolio securities investments are made could have an adverse impact on the Fund.

     The securities markets in emerging countries may be less developed, and offer less liquidity and more volatility than the markets of more developed countries. Such markets have different clearance and settlement procedures and there may be occasions where settlements are unable to keep pace with the volume of securities transactions, making it difficult to complete such transactions. The inability of a Fund to dispose of a particular portfolio security due to settlement problems may result in the loss of other attractive investment opportunities or, alternatively, in losses to the Fund due to subsequent declines in the value of the portfolio security. If a Fund has entered into a contract to sell the security, settlement problems could result in potential Fund liability to the purchaser of that security.

     The political or economic turmoil within a particular country or market could also give rise to the possibility that trading of securities within a particular market could be terminated or severely curtailed, thereby preventing a Fund from either pricing or transacting in certain portfolio securities. The 1940 Act permits registered investment companies such as the Portfolio, on behalf of a Fund, to request that the U.S. Securities and Exchange Commission (the "SEC") make the determination that an emergency exists, thereby permitting the Fund to suspend redemptions of its shares during the emergency period. In the event that such circumstances should arise, the Fund would consider applying to the SEC for a determination that an emergency exists within the meaning of the 1940 Act. Prior to the receipt of the SEC's determination, portfolio securities in the affected markets would be priced at fair value as determined in good faith by or under the direction of the Trustees.

     Future federal tax law changes may adversely affect the tax-exempt status of interest on Municipal Obligations acquired by the Tax-Exempt Fund or of the exempt-interest dividends paid by that Fund to its shareholders. Opinions relating to the validity and tax-exempt status of Municipal Obligations are rendered by the issuer's bond counsel when the obligations are issued. GISC relies on such opinions without independent verification or update.

     Leverage may be involved when more than 100% of a Portfolio Fund's assets are invested. This can occur when a Fund enters into when-issued or delayed-delivery transactions. The Portfolio Funds' investment advisers believe that these transactions do not present the risks associated with other types of leverage because, as required by SEC rules, the

Funds segregate cash or liquid high-grade debt securities with the Portfolio's custodian when using these investment techniques. See "Special Investment Techniques."

     Portfolio turnover rates for the Portfolio Funds are likely to vary from year to year. Historical portfolio turnover rates for each of the Portfolio Funds are set forth under "Financial Highlights". A higher portfolio turnover rate can result in correspondingly greater transaction costs to a Portfolio Fund, and increase its short-term capital gains or losses. A Portfolio Fund's turnover rate will not be a limiting factor when its adviser wants to make portfolio changes.

     For the year ended December 31, 1996, the Bond Fund, the Tax-Exempt Fund and the Asset Allocation Fund each experienced a portfolio turnover rate in excess of 100%. The Bond Fund's higher portfolio turnover rate was primarily attributable to GISC's decision to replace certain treasury bonds. The turnover rate decreased significantly from fiscal year 1995, however, as treasury securities and corporate bonds were replaced with higher-yielding corporate bonds and asset-backed securities to a lesser degree than in 1995. The Asset Allocation Fund's higher portfolio turnover rate was partially attributable to GISC's decision to replace certain lower yielding debt obligations in the fixed income portion of the portfolio, and partially due to replacement of short-term debt instruments as they approached maturity. The Tax-Exempt Fund's higher portfolio turnover rate was attributable to the ongoing replacement of short-term commercial paper, and to purchases of larger blocks of Municipal Obligations in place of smaller blocks of such securities.

Special Investment Techniques

     This section describes various investment techniques which may be used to manage some or all of the Funds' portfolios of investments. The Statement of Additional Information contains more detailed information about the Portfolio Funds' investment practices.

o    Repurchase Agreements (All Portfolio Funds)

     In a repurchase agreement transaction, a Portfolio Fund purchases a debt security and obtains a simultaneous commitment from the seller (i.e., a bank or securities dealer) to repurchase that debt security at an agreed time and price, reflecting a market rate of interest. The repurchase agreement's yield may be unrelated to the coupon rate or maturity of the underlying security. Repurchase agreements are fully collateralized (including the interest earned thereon) by U.S. government securities, bank obligations, cash or cash equivalents, and are marked-to-market daily during their respective terms. Deposits of additional collateral may be required from the seller if the market value of a security that is subject to a repurchase agreement falls below the resale price set forth in the repurchase agreement. Costs, delays or losses could result if the seller becomes bankrupt or is otherwise unable to repurchase a security that is subject to a repurchase agreement. To minimize this risk, the investment adviser evaluates the creditworthiness of potential repurchase agreement counterparties pursuant to guidelines adopted by the Portfolio's Board of Trustees, and the Board periodically receives and reviews information about the creditworthiness of securities dealers and banks which enter into repurchase agreements with the Portfolio Funds. No Portfolio Fund will enter into a repurchase agreement which matures in more than seven days, if, as a result, more than the applicable portion of its net assets would be invested in illiquid securities. See "Illiquid Securities and Exempt Commercial Paper."

o Financial Futures Transactions (International, Emerging Markets, Bond, Tax-Exempt and Asset Allocation Funds)

     To attempt to hedge against fluctuations in interest rates or securities prices, these Portfolio Funds may purchase or sell interest rate futures contracts and securities index futures contracts (collectively, "financial futures contracts"). Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument during a specified future period at a specified price. Securities index futures contracts are similar in economic effect, but they are based on a specific index of securities (rather than on specified securities) and are settled in cash. These Portfolio

Funds may also purchase and write put and call options on financial futures contracts as an attempt to hedge against market risks.

     There are special risks associated with entering into financial futures contracts. There may be an imperfect correlation between the price movements of financial futures contracts and the price movements of the securities in which a Portfolio Fund invests. There is also a risk that a Portfolio Fund will be unable to close a futures position when desired because there is no liquid secondary market for it.

     The skills needed to use financial futures contracts effectively are different from those needed to select a Portfolio Fund's investments. If a Portfolio Fund's investment adviser misjudges the general direction of interest rates or markets, the Fund's overall performance may be poorer than it would have been if the Fund had not entered into financial futures contracts. It is possible that a Portfolio Fund could lose money on a financial futures contract and also on the price of related securities, adversely affecting the Portfolio Fund's performance.

     The risk of loss in trading financial futures contracts can be substantial due to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. A relatively small price movement in a financial futures contract could have an immediate and substantial impact, which may be favorable or unfavorable to a contractholder. It is possible for a price-related loss to exceed the amount of a Portfolio Fund's margin deposit.

     The Bond Fund and the Tax-Exempt Fund may only engage in financial futures transactions on commodities exchanges or boards of trade. A Portfolio Fund will have the Portfolio's custodian segregate either cash or liquid high-grade debt securities that are marked-to-market daily to the extent required to comply with the 1940 Act whenever it engages in futures transactions. Segregating assets may limit a Portfolio Fund's ability to pursue other investment opportunities.

     None of the Portfolio Funds named above will enter into financial futures contracts for speculative purposes.

o Options Transactions (International, Emerging Markets, Bond, Tax-Exempt and Asset Allocation Funds)

     These Portfolio Funds may purchase or write (sell) options on individual securities, securities indices and financial futures contracts to attempt to:
(1) reduce the overall risk of their investments; (2) manage foreign currency exposure (International and Emerging Markets Funds only); (3) protect unrealized gains; (4) produce additional revenue; or (5) facilitate the sale of portfolio securities for investment purposes. The Portfolio Funds engage in options transactions as a hedging technique, and not for speculative purposes. Using options as a successful hedge depends on the ability of the Funds' investment advisers to predict pertinent market movements. Incorrect predictions may make engaging in such transactions riskier to the Portfolio Funds than trading in the securities which each Portfolio Fund is authorized to buy and sell.

     No Portfolio Fund intends to write covered call options on more than 25% of its net assets; nor write secured put options on more than 25% of its net assets; nor purchase put and call options if more than 5% of its total assets are invested in premiums on such options.

     Basically, there are two types of options: call options and put options. The purchaser of a call option acquires the right to buy a security at a fixed price during a specified period. The writer (seller) of such an option is then obligated to sell the security if the option is exercised, and bears the risk that the security's market price will increase over the purchase price set by the option. The purchaser of a put option acquires the right to sell a security at a fixed price during a specified period. The writer of such an option is then obligated to buy the security if the option is exercised, and bears the risk that the security's market price will decline from the purchase price set by the option. Options are typically purchased subject to a premium which can reduce the risks retained by the option writer.

     As the writer of a covered call option or the purchaser of a secured put option, a Portfolio Fund must own securities that can be used to cover or secure any such outstanding options. Also, when a Portfolio Fund writes a put option, it must segregate with the Portfolio's custodian either cash or liquid, high-grade debt securities that are marked-to-market daily. The value of such segregated assets must at least equal the exercise price of the put option. Segregating assets may limit the Fund's ability to pursue other investment opportunities while options are outstanding. The cover for a call option that is related to a foreign currency can be short-term debt securities having a value equal to the option's face that are denominated in the same currency as the call.

     Options transactions can be voluntarily terminated before the exercise or expiration of the options only by entering into closing transactions. The ability to close out an option depends, in part, upon the liquidity of the option market. If a Portfolio Fund cannot close an option when it wants, it may miss alternative investment opportunities.

     Options trade on U.S. or foreign securities exchanges and in the over-the-counter ("OTC") market. Exchange listed options are three-party contracts issued by a clearing corporation. They generally have standardized prices, expiration dates and performance mechanics. In contrast, all the terms of an OTC option, including price and expiration date, are set by negotiation between the buyer and seller (e.g., a Portfolio Fund and a securities dealer or other financial institution). A Portfolio Fund could lose any premium it paid for an OTC option, as well as any anticipated benefits of the transaction, if its counterparty fails to perform under the option's terms. To minimize this risk, the Portfolio Funds' investment advisers consider the creditworthiness of any counterparties with whom the Funds may engage in OTC options transactions. However, there can be no assurance that a counterparty will remain financially stable while an OTC option is outstanding.

     Generally, the staff of the SEC currently requires OTC options and any assets used to cover such options to be treated as illiquid assets because OTC options may not be actively traded. Until the SEC staff revises this position, no Portfolio Fund will engage in OTC option transactions if, as a result, more than the permitted portion of its net assets is invested in illiquid securities. (See the Statement of Additional Information.)

o    Privatizations (International and Emerging Markets Funds)

     Certain foreign governments have begun programs intended to privatize all or part of their interests in government owned or controlled enterprises ("privatizations"). Investment in these enterprises may represent significant opportunities for capital appreciation and, as such, may be attractive investments under appropriate circumstances. Participation in privatizations by foreign investors such as a Portfolio Fund may be limited by local law or pursuant to terms which may be less advantageous than those offered to local investors. There can be no assurance that foreign governments will continue to sell enterprises currently owned or controlled or that privatization programs will be successful.

o When-Issued or Delayed-Delivery Transactions (Small Cap, International, Emerging Markets, Bond, Tax-Exempt and Asset Allocation Funds)

     In when-issued or delayed-delivery transactions, a Portfolio Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. Although a Portfolio Fund does not pay for the securities or start earning interest on them until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If a Fund's counterparty fails to deliver a security purchased on a when-issued or delayed-delivery basis, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

     Any Portfolio Fund which purchases securities on a when-issued or delayed-delivery basis must segregate cash or liquid high-grade debt securities that are marked-to-market daily with the Portfolio's custodian. The value of such segregated assets must at least equal the Fund's forward commitments. If a Portfolio Fund sells securities on a delayed-delivery basis, it must hold the subject securities in a segregated account while the commitment is outstanding. Segregating cash or securities can limit a Portfolio Fund's ability to pursue other investment opportunities.

     A Portfolio Fund engages in these transactions to acquire securities that are appropriate for its portfolio while securing prices or yields that appear attrac-tive when the transactions occur. The Portfolio Funds do not engage in these transactions to speculate on interest rate changes. However, each Fund reserves the right to sell securities acquired on a when-issued or delayed-delivery basis before settlement.

o Lending of Portfolio Securities (Small Cap, Bond, Tax-Exempt and Asset Allocation Funds)

     These Portfolio Funds may lend their portfolio securities to securities dealers, banks or other institutional investors to earn additional income. Such loans must be continuously secured by collateral, and the loaned securities must be marked-to-market daily. The Portfolio Funds will generally continue to be entitled to all interest earned or dividends paid on the loaned securities, though lending fees may be paid to the borrower from such interest or dividends. The Portfolio Funds can increase their income through securities lending by investing the cash collateral deposited by the borrower in short-term interest-bearing obligations that meet the Funds' credit quality requirements and investment policies. As with any extension of credit, however, there are risks of delay in recovery of the loaned securities and collateral should a borrower fail financially.

     No Portfolio Fund will continue to lend securities if, as a result, the aggregate value of securities then on loan would exceed 33 1/3% of that Fund's total net assets. A significant portion of a Portfolio Fund's loan transactions may be with only one or a few institutions at any given time. This practice can increase the risk to the Fund should a borrower fail.

     Apart from lending their securities and acquiring debt securities, the Portfolio Funds will not make loans to other persons.

o Forward Foreign Currency Transactions (Park Avenue, International, Emerging Markets and Small Cap Funds)

     Forward foreign currency exchange contracts are used to try to manage the risks associated with changes in exchange rates. A forward foreign currency exchange contract is an agreement to exchange a specified amount of U.S. dollars for a specified amount of foreign currencies at a specified future date. GISC or GBG, as appropriate, generally uses currency exchange contracts to fix definite prices for securities it has agreed to buy or sell for a Portfolio Fund. These contracts are also used to hedge a Portfolio Fund's investments against adverse exchange rate changes. The profitable use of forward foreign currency transactions depends on the investment adviser's ability to predict changes in exchange rates between the U.S. dollar and foreign currencies. A Fund may incur either a gain or loss on these transactions, which require skills that are different from those needed to select the Fund's investments. While forward foreign currency transactions may help reduce losses on securities denominated in foreign currencies, they may also reduce gains on such securities depending on the actual changes in the subject currencies. No Portfolio Fund will enter into forward foreign currency transactions for speculative purposes.

o    Illiquid Securities and Exempt Commercial Paper (All Portfolio Funds)

     Illiquid securities are securities which are not readily marketable at their approximate value within seven days, or which are not registered under the Securities Act of 1933 (the "1933 Act") (except as noted below), or which are otherwise viewed as illiquid by the SEC staff. As noted above, repurchase agreements which mature in more than seven days, certain variable rate master demand notes and OTC options are treated as illiquid securities.

     The absence of a trading market can make it difficult to ascertain the value or dispose of illiquid securities, which, in turn, can adversely affect a Portfolio Fund's ability to calculate its NAV or manage its portfolio. In addition, if a significant portion of the Cash Fund's assets are or become illiquid, that Fund may be unable to maintain a stable NAV of $1.00 per share. The Statement of Additional Information sets forth each Portfolio Fund's upper limit for investments in illiquid securities.

     Securities which qualify under the exemption from registration for resales to institutional investors provided by Rule 144A under the 1933 Act may be treated by the Portfolio Funds as liquid, and purchased without regard to the illiquidity limits set forth in the Statement of Additional Information, provided that the Fund's adviser determines that such paper is liquid under guidelines adopted by the Board of Trustees. Similarly, the Portfolio Funds typically treat commercial paper which is issued in reliance on the "private placement" exemption from registration provided by
Section 4(2) of the 1933 Act as liquid. If the institutional markets for such securities decline when a Portfolio Fund has invested in them, the Fund could exceed its illiquidity limit.

o    Borrowing (All Portfolio Funds)

     The Statement of Additional Information sets forth the restrictions on borrowing adopted for each of the Portfolio Funds.

o    Other (All Portfolio Funds)

     New financial products and risk management techniques continue to be developed. Each Portfolio Fund may use these instruments and techniques to the extent and when consistent with its investment objectives or regulatory and federal tax considerations.

Management

o    The Board of Trustees

     The Portfolio's Board of Trustees (the "Board") meets regularly to review each Portfolio Fund's investments, performance, expenses, and other business affairs. The Board elects the Portfolio's officers. The Board has nine members. Five Trustees are not "interested persons" of the Portfolio, as that term is defined in the 1940 Act. The names and business experience of the Trustees and officers of the Portfolio are set forth in the Statement of Additional Information.

o    Investment Advisers and Distributor
     Guardian Investor Services Corporation

     GISC serves as investment adviser and provides certain administrative services and facilities necessary to conduct the ongoing business of the Park Avenue, Small Cap, Bond, Tax-Exempt, Cash and Asset Allocation Funds. GISC selects, buys and sells securities for these Portfolio Funds; chooses brokers and dealers to effect the transactions; and negotiates any brokerage commissions. Each of these Portfolio Funds pays GISC an investment management fee for the services GISC provides. All payments are due on a quarterly basis. The Portfolio Funds managed by GISC pay investment management fees at an annual rate of 0.50% of their respective average daily net assets, other than the Small Cap Fund and the Asset Allocation Fund.

     The Small Cap Fund pays GISC an annual advisory fee of 0.75% of average daily net assets. This management fee is greater than those paid by most mutual funds. However, the Portfolio's Trustees believe that this fee is reasonable in light of the nature of the services to be provided for the Fund. Additionally, the Trustees believe this fee is appropriate in light of the fees charged by other mutual funds that have investment objectives and policies similar to that of the Small Cap Fund.

     The Asset Allocation Fund is authorized to pay to GISC an annual advisory fee of 0.65% of average daily net assets. However, as a "fund of funds", described above under "Investment Objective and Policies", the effective annual advisory fee paid by shareholders for advisory services is 0.50% of average daily net assets, as a result of certain undertakings by GISC.

     As a fund of funds, the structure of the advisory fee is as follows: First, the portion of the Asset Allocation Fund's assets invested in other mutual funds is subject to a proportionate share of the advisory fee paid by each mutual fund in which the Fund invests. Since the Fund currently may invest in the Park Avenue Fund, the Bond Fund and the Cash Fund, each of which pays an annual advisory fee of 0.50% of average daily net assets, shareholders of the Asset Allocation Fund bear an effective annual fee of 0.50% for assets invested in those Portfolio Funds. The Fund does not impose any additional advisory fees for the portion of its assets invested in other mutual funds. In addition, the Asset Allocation Fund pays GISC a fee of 0.50% annually for the portion of the Fund's assets that are invested in individual securities. In total, the Asset Allocation Fund's shareholders are subject to advisory fees at an overall annual rate of 0.50%. This fee structure is made possible because GISC has agreed, while the Asset Allocation Fund operates as a fund of funds, to waive 0.15% of the annual advisory fee which it is authorized to charge the Fund. GISC may only discontinue this waiver with the approval of the Portfolio's Trustees.

     GISC is located at 201 Park Avenue South, New York, New York 10003. GISC is wholly owned by GIAC, which is, in turn, wholly owned by Guardian Life, a mutual life insurance company organized in the State of New York in 1860. GISC is the investment adviser to three other open-end management investment companies and one series fund of another open-end management investment company; is the manager of another open-end investment company; and is the co-adviser of a separate account of GIAC. GISC is also the principal underwriter and distributor of all of the Portfolio Funds' shares and of variable annuity and variable life insurance contracts issued by GIAC. (See the Statement of Additional Information.)

     Guardian Baillie Gifford Limited
     and Baillie Gifford Overseas Limited

     GBG is responsible for the overall investment management of the portfolios of the International Fund and the Emerging Markets Fund, and furnishes the Board with reports and recommendations about the Funds' investment programs. The International Fund and the Emerging Markets Fund pay GBG annual investment management fees of 0.80% and 1.00%, respectively, of average daily net assets of those Portfolio Funds. These management fees are greater than those paid by most mutual funds. However, the Portfolio's Trustees believe that these fees are justified by the international scope of the Funds' activities. Additionally, the Trustees believe these fees are appropriate in light of the fees charged by other mutual funds that have investment objectives and policies similar to those of the International and Emerging Markets Funds.

     GBG has appointed BG Overseas to be the sub-investment adviser for the International Fund and the Emerging Markets Fund. One half of the fee paid by each of those Portfolio Funds to GBG is payable by GBG to BG Overseas as compensation for the services of BG Overseas as sub-investment adviser to the Funds. It is important to note that the sub-investment management fees are not separately or additionally paid by the Portfolio Funds.

     GBG is a Scottish investment management company. It was incorporated in November 1990 by GIAC and BG Overseas. GIAC owns 51% of GBG's voting stock. BG Overseas owns the remaining 49% of such voting stock. BG Overseas is wholly owned by Baillie Gifford & Co., and was incorporated in Scotland to manage money for institutional clients situated outside of the United Kingdom. Baillie Gifford & Co., which was founded in 1909, manages money for institutional clients primarily within the United Kingdom. Baillie Gifford & Co. is a Scottish partnership. Presently, it is one of the largest independently owned investment management firms in the United Kingdom.

     GBG, BG Overseas and Baillie Gifford & Co. are located at 1 Rutland Court, Edinburgh, EH3 8EY, Scotland. GBG and BG Overseas provide investment management and advisory services in the manner described above to two series funds within one other open-end management investment company.

o    Portfolio Managers

     Charles E. Albers, CFA, Executive Vice President of the Portfolio, has managed the Park Avenue Fund since its inception in June 1972. Mr. Albers has served as co-manager of the Small Cap Fund since its inception in May 1997. Mr. Albers also manages The Guardian Stock Fund, Inc. and the equity assets of Guardian Life, and is co-portfolio manager of The Guardian Small Cap Stock Fund, a series of GIAC Funds, Inc. Mr. Albers is a Senior Vice President of Guardian Life.

     Larry Luxenberg, CFA, Vice President of the Portfolio, has shared portfolio management responsibility for the Small Cap Fund with Mr. Albers since its inception in May 1997. Mr. Luxenberg has been a securities analyst for Guardian Life for the last 12 years. Mr. Luxenberg, who is an Assistant Vice President, Equity Securities for Guardian Life, has not managed a registered management investment company prior to serving as co-manager for the Small Cap Fund. Mr. Luxenberg is also a co-manager of The Guardian Small Cap Stock Fund.

     R. Robin Menzies, Vice President of the Portfolio, has been primarily responsible for the geographical diversification of the International Fund's assets since its inception in February 1993. Investment teams at BG Overseas make the securities selections for the International Fund. Mr. Menzies provides similar services to Baillie Gifford

International Fund, one of three series funds included in GIAC Funds, Inc. Mr. Menzies is a Director of BG Overseas and a Partner of Baillie Gifford & Co.

     Thomas G. Sorell, CFA, Vice President of the Portfolio, and Howard W. Chin, Vice President of the Portfolio, are responsible for the portfolio management of the Bond Fund effective January 1998. Frank J. Jones, Ph.D., President of the Portfolio, has overall responsibility for the allocation of the Bond Fund's assets between the various sectors of fixed income securities selected by Mr. Sorell and Mr. Chin. Mr. Sorell has had sole or shared responsibilities for the management of the Bond Fund's assets since January 1997. Mr. Sorell has been a Vice President of Guardian Life since July 1994 and manages a portion of the fixed income assets of Guardian Life and its subsidiary, GIAC. Mr. Sorell also manages the fixed income assets of Guardian Asset Management Corporation, a Guardian Life subsidiary. From December 1993 through July 1994, Mr. Sorell was Director of Fixed Income for White River Corporation. From April 1993 to December 1993, he served as Director of Fixed Income for Fund America Enterprises. Prior thereto, Mr. Sorell served as a Portfolio Manager for AIG Investment Advisors. Mr. Chin has been a Vice President of Guardian Life since September 1997, and manages a portion of the fixed income assets of Guardian Life and GIAC. Mr. Chin has not previously managed a mutual fund. From May 1993 until September 1997, Mr. Chin was Vice President and Senior Mortgage Strategist at Goldman Sachs & Co. Prior thereto, he was head of Fixed Income Strategy at Prudential Securities Incorporated.

     Alexander M. Grant, Jr., Vice President of the Portfolio, has managed the Tax-Exempt Fund since December 1993, and the Cash Fund since October 1986. Mr. Grant also manages The Guardian Cash Fund, Inc. Since February 1993, Mr. Grant has also been responsible for managing Guardian Life's tax-exempt assets. Mr. Grant has been a Second Vice President of Guardian Life since January 1997 and from September 1993 to December 1996 was an Assistant Vice President. Prior to September 1993 he was an Investment Officer.

     Edward H. Hocknell, Vice President of the Portfolio, is primarily responsible for allocation decisions regarding geographical diversification of the Emerging Markets Fund's assets. The decisions to buy and sell securities for the Emerging Markets Fund are made with the help of several investment teams at BG Overseas which have expertise in specific overseas securities markets. Mr. Hocknell provides similar services to Baillie Gifford Emerging Markets Fund, a series of GIAC Funds, Inc., another open-end management investment company. Mr. Hocknell has served as a Director of BG Overseas since October 1992.

     Frank J. Jones, Ph.D., President of the Portfolio, has had overall responsibility for the allocation of the Bond Fund's assets since January 1997. Mr. Jones has served as Executive Vice President and Chief Investment Officer of Guardian Life since January 1994. Prior thereto, he was Senior Vice President and Chief Investment Officer of Guardian Life.

     Jonathan C. Jankus, CFA, Vice President of the Portfolio, is responsible for the allocation of the assets of the Asset Allocation Fund. Until January 1997, Mr. Jankus shared this responsibility with Mr. Jones. Mr. Jankus has been a Second Vice President of Guardian Life since March 1995. From January 1994 to March 1995, Mr. Jankus was Chief Investment Strategist for Global Bonds for Barclays Investments. Prior thereto, he was a Senior Vice President at Kidder Peabody & Co.

o    Administrative Services Agreement

     Pursuant to the Administrative Services Agreement adopted by the Portfolio Funds on behalf of both classes of shares, GISC provides information and administrative services for the benefit of the Portfolio and its shareholders. These services include providing office space, equipment and personnel, maintenance of shareholder account records, responding to routine shareholder inquiries regarding the Portfolio and assisting in the processing of shareholder transactions and any other services which the Portfolio may reasonably request. GISC may also enter into related agreements with other broker-dealers or other financial services firms that provide such services and facilities for their customers who are shareholders of the Portfolio.

     Each of the Portfolio Funds pays GISC an administrative services fee for the services that GISC provides. The Park Avenue Fund pays this fee at an annual rate of 0.25% of the average daily net assets of those fund assets for which a "dealer of record" has been designated. The other Portfolio Funds pay an administrative services fee at an annual rate of 0.25% of their respective average daily net assets. All payments are due on a monthly basis. As a fund of funds, the Asset Allocation Fund's administrative services fee is assessed by charging the portion of assets invested in other Portfolio Funds a proportionate share of those Funds' fees, and charging the Asset Allocation Fund directly for the portion of its assets invested in individual securities. The overall annual rate of the fee payable by Asset Allocation Fund shareholders is 0.25%.

o    Distribution Plan and Agreement

     Under a Distribution Plan adopted by the Portfolio pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan"), each Multiple Class Fund is authorized to pay a monthly 12b-1 fee at an annual rate of up to 0.75% of average daily net assets of the Fund's Class B shares as compensation for distribution-related services provided to the Class B shares of those Funds.

     The 12b-1 fees may be paid by the Multiple Class Funds to third parties, including GISC, which enter into Distribution Agreements with the Portfolio. Under the 12b-1 Plan, distribution fees may be used to compensate brokers and dealers who engage in or support the distribution of the Class B shares of the Multiple Class Funds. The 12b-1 fees may also be used to pay other distribution-related shareholder servicing expenses incurred, such as communications equipment charges, the costs of printing sales literature and advertising and other overhead. The 12b-1 Plan, in conjunction with the CDSL, permits an investor to purchase Class B shares through a distributor without the imposition of an initial sales load.

     The 12b-1 Plan is not intended to reimburse any third parties which enter into Distribution Agreements with the Portfolio (including GISC) for specific expenses incurred in the distribution of the Class B shares. Thus, if a distributor's expenses exceed the amount of 12b-1 fees collected, the Multiple Class Funds are not obligated to pay more. Conversely, if the expenses are less than the amount of 12b-1 fees collected from a Multiple Class Fund, the distributor is entitled to retain the difference.

     In order to effect the 12b-1 Plan, the Portfolio, on behalf of the Multiple Class Funds, has entered into a Distribution Agreement with GISC. GISC intends to use these fees to pay for distribution-related shareholder servicing expenses, and payments to registered representatives for the sale of Class B shares. GISC also intends to use the 12b-1 fees to advance payments of up to 3.0% of the proceeds of sales of Class B shares to its registered representatives and other authorized broker-dealers.

     The Board receives quarterly reports about the operation of the 12b-1 Plan and annually considers whether the 12b-1 Plan should be renewed for each Multiple Class Fund. The 12b-1 Plan may not be amended to increase materially the amount of the 12b-1 fees to be paid by a Portfolio Fund without the approval by a majority of the affected Fund's outstanding Class B shares.

     The Portfolio has also entered into a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act with GISC on behalf of the Class A shares. At present, this Plan has been made dormant and no 12b-1 fees are authorized to be paid in connection with sales of Class A shares. Under this Plan, each Portfolio Fund would be subject to a fee at the annual rate of up to 0.25% of the average daily net assets of that Fund's Class A shares to pay for distribution-related services provided to Class A shares.

o    Expenses of the Portfolio Funds

     Each Portfolio Fund pays investment advisory and administrative fees, brokerage commissions, transfer taxes and other fees related to selecting, buying and selling its investments. Each Portfolio Fund also pays its proportionate share of the fees and expenses of Trustees who are not "interested persons" of the Portfolio; auditing and legal fees and expenses; the costs of printing and mailing reports and other materials to shareholders; bank transaction charges and custodian's fees; any unreimbursed proxy solicitors' fees and expenses; SEC filing fees;

any applicable taxes; fidelity bond insurance premiums; costs of shareholder and Trustees' meetings; and any other extraordinary expenses which may be incurred.

     The fees and expenses incurred by the Portfolio Funds and classes within Funds, where applicable, are set forth as a percentage of each such Portfolio Fund's average daily net assets in the "Transaction Costs and Fund Expenses" table.

     From time to time and at their discretion, GISC or GBG may voluntarily assume some or all of the ordinary operating expenses of the Portfolio Funds which they manage. GISC is assuming expenses that exceed 0.75% of the Bond and Tax-Exempt Funds' respective average daily net assets, and expenses that exceed 0.85% of the Cash Fund's average daily net assets, through December 31, 1998. When GISC ceases to subsidize these Portfolio Funds' expenses, the expenses actually paid by the Funds will increase and returns to shareholders will correspondingly decrease.

     GISC is currently waiving, on an annual basis, 0.15% of the total advisory fee which it is authorized to charge to the Asset Allocation Fund. This waiver is intended to remain in effect during any period in which the Asset Allocation Fund is operating as a "fund of funds" as described under "Investment Objective and Policies". Termination of this waiver by GISC is subject to approval of the Portfolio's Trustees.

     GISC paid organizational expenses of $16,400 per Portfolio Fund for each of the International, Bond, Tax-Exempt and Asset Allocation Funds. GISC paid organizational expenses of $5,500 per Portfolio Fund for the Small Cap and Emerging Markets Funds. These expenses are now being amortized over a five year period to end in 1998 for the International, Bond, Tax-Exempt and Asset Allocation Funds and in 2002 for the Small Cap and Emerging Markets Funds. See "Portfolio Affiliates and Principal Holders of Fund Shares" in the Statement of Additional Information.

How to Purchase Shares

     Six of the eight series of the Portfolio offer two classes of shares, Class A and Class B. The two classes represent interests in the same portfolio of Fund investments, have the same rights and are otherwise identical, except that each class bears its own distribution costs and may bear certain transfer agency and other costs attributable to its sales arrangements or unique to its class. The Class B shares have an active 12b-1 Plan described under "Distribution Plan and Agreement" above and have exclusive voting rights with respect to the 12b-1 Plan.

     Class A shares are sold with an initial sales load and have lower total operating expenses than Class B shares. However, because an initial sales load is deducted at the time of purchase, not all funds will be initially invested. Class A shares may also qualify for either a reduction or waiver of the initial sales load. Investors who qualify for reduced or waived initial sales loads should consider the purchase of Class A shares.

     Class B shares are sold subject to a contingent deferred sales load and have higher total operating expenses. Investors who prefer to have all of their funds initially invested should consider the purchase of Class B shares.

     The Portfolio will not accept a purchase order in excess of $250,000 for Class B shares, and will recommend that such investors purchase Class A shares of the same Portfolio Fund. Class B shares may not be purchased through payroll deduction accounts.

     Shares of the Portfolio Funds are available through (1) Guardian Life agents who are registered representatives of GISC and (2) registered representatives of other selected broker-dealer firms. The "public offering prices" of the shares of the Portfolio Funds are calculated on each day the NYSE is open, as of the earlier of 4:00 p.m. Eastern time or the close of trading on the NYSE (the "Close of Business"). The public offering price per share on any day is the current NAV plus any applicable sales load. See "Calculation of Net Asset Values."

     GISC may from time to time provide, at its expense, promotional incentives either to its own registered representatives or to certain dealers whose registered representatives have sold, or are expected to sell, significant amounts of the Portfolio Funds.

o    Minimums

     The minimum initial investment for each Portfolio Fund (including any applicable sales load) is $1,000, and the minimum for additional purchases is $100. For each payroll deduction plan account, the minimum for initial and subsequent purchases is $100. These minimums may be changed at any time at GISC's discretion.

o    Purchase Orders

     A purchase order consists of the purchase payment and investment instructions. An initial purchase order must include a properly completed Park Avenue Portfolio application. (See "Shareholder Services.") Initial purchases must be made through a registered representative. Subsequent purchase orders may be sent directly to NFDS, the Portfolio's transfer agent. Checks must be made payable to the Portfolio. Third party checks endorsed to the Portfolio and money orders will not be accepted. The purchase price will be the public offering price next determined after the purchase order is received. Purchase orders that are received before the Close of Business will be confirmed at the public offering price determined that day. Registered representatives of GISC and broker-dealer firms that have entered into selling agreements with GISC are obligated to transmit orders promptly. Broker-dealer firms other than GISC may impose a charge for assisting investors in placing purchase orders. Any such charge would be in addition to the sales load described below. Each Portfolio Fund and GISC reserve the right to reject any purchase order and to suspend the offering of a Fund's shares.

o    Purchases by Wire

     Purchase payments may be wired in federal funds after an investor has opened an account with a Portfolio Fund. The minimum wire purchase is $1,000. The wire address is:

     State Street Bank and Trust Company
     ABA Routing Number 0110-000-28
     Boston, Massachusetts 02101;
     Attention: Guardian A/C 9904-713-6
     [Name of Portfolio Fund];
     Account of [Name of Shareholder and
     Shareholder Account Number].

     The price per share for a wired order will be the public offering price next determined after the wired funds are received. Information about wiring federal funds is available at any bank which is a member of the Automated Clearing House. Each Portfolio Fund reserves the right to charge the investor's account a fee for this service. The investor's bank may also charge a fee for wiring federal funds.

o    Purchases by Telephone

     Purchases may be made by telephone by calling 1-(800)-343-0817 between 9:00 a.m. and 3:00 p.m., Eastern time, on any Business Day. The telephone purchase order may be made by the investor or the investor's registered representative, provided that the investor has completed the appropriate item on the Park Avenue Portfolio application or Shareholder Privilege form, and the investor's bank is a member of the Automated Clearing House. An investor may also establish the telephone purchase privilege by sending a written request with a signature guarantee, together with a voided check for the investor's bank account. The funds for the telephone purchase will be automatically deducted from the investor's bank account designated on the application or form. The price per share for a telephone purchase order will be the public offering price next determined after the funds are received by GISC, which normally occurs within two Business Days after the telephone purchase order.

o    Class A Shares -- Initial Sales Load Alternative

     Class A shares of all of the Portfolio Funds (except the Cash Fund) are offered at the public offering price, which is NAV per share, plus an initial sales load. Class A shares of the Cash Fund are offered at NAV.

     The sales load on purchases varies with the size of the purchase as shown in the following table.

                         Initial Sales Load on Purchases
                    of Class A Shares of the Portfolio Funds*
================================================================================
                            Sales             Sales            Concession
                            Load as           Load as          to Dealers
                            Percentage        Percentage       as Percentage
Amount of                   of Offering       of Amount        of Offering
Purchase Payment            Price             Invested         Price**
--------------------------------------------------------------------------------
Less than $100,000          4.50%             4.71%            4.50%
--------------------------------------------------------------------------------
$100,000 but less
than $250,000               3.75%             3.90%            3.50%
--------------------------------------------------------------------------------
$250,000 but less
than $500,000               2.75%             2.83%            2.50%
--------------------------------------------------------------------------------
$500,000 but less
than $1,000,000             2.00%             2.04%            1.80%
--------------------------------------------------------------------------------
$1,000,000 but less
than $2,500,000             1.00%             1.01%            0.90%
--------------------------------------------------------------------------------
$2,500,000 but less
than $5,000,000             0.50%             0.50%            0.45%
--------------------------------------------------------------------------------
$5,000,000 or more          None              None              ***
================================================================================

*    There is no sales load on purchases of Class A shares of the Cash Fund.
** GISC may reallow up to 100% of the applicable sales load to certain dealers. Any dealer who receives 90% or more of the sales load may be deemed to be an "underwriter" under the 1933 Act.
***  GISC will use its own resources to pay dealers a concession of at least
     0.15%.

o    Waiver of Initial Sales Load (Purchases at NAV)

     Class A shares of the Portfolio Funds may be purchased without an initial sales load by: (1) Guardian Life, its subsidiaries or any separate account thereof; (2) present and retired directors, officers, employees, general agents and field representatives of Guardian Life or its subsidiaries; (3) directors or trustees and officers of any open-end management investment company within the Guardian Fund Complex (as defined in the Statement of Additional Information);
(4) the spouses, parents, siblings, children and grandchildren of the individuals in (2) or (3) above; (5) present and retired directors, trustees, officers, partners and employees of broker-dealer firms that have written sales agreements with GISC, and the spouses, parents, siblings, children and grandchildren of such individuals; (6) trustees or custodians of any employee benefit plan, IRA, Keogh plan or trust established for the benefit of persons in
(2) or (3) above; (7) employee benefit plans that either (a) invest at least $1,000,000 in the Portfolio Funds over a period of 13 months, or (b) cover at least 200 eligible participants; (8) any trust company or bank trust department which may exercise discretionary investment authority and holds unallocated accounts in a fiduciary, agency, custodial or similar capacity; (9) broker-dealers, financial institutions and registered investment advisers which have entered into an agreement with GISC providing for the sale of Portfolio Fund Class A shares to the clients of such entities participating in a "wrap account" or similar program under which clients pay an account management fee or transaction fee to such entity; and (10) the Asset Allocation Fund, when making purchases during periods when it operates as a "fund of funds", as described in this Prospectus.

     Generally, sales commissions are not paid when shares are purchased without a sales load. However, GISC may pay a sales concession to a broker-dealer firm or GISC registered representative in an amount not to exceed 0.50% of the amount invested for the sale of Portfolio Fund Class A shares (except Cash Fund shares) which are purchased at net asset value by employee benefit plans which fall within category (7) above.

     GISC requires anyone who may be eligible to purchase Class A shares without a sales load to complete an NAV purchase certification form. This form is available through registered representatives, or by calling 1-800-221-3253. Shares purchased under this privilege can only be resold through redemption by the issuing Portfolio Fund. This privilege may be modified or withdrawn at any time and without notice.

o    Class B Shares --  Contingent Deferred
     Sales Load Alternative

     Class B shares of the Multiple Class Funds are offered at the next determined NAV, and no initial sales load is imposed. However, a contingent deferred sales load or "CDSL", may be imposed upon the redemption of Class B shares held for six years or less. When redeeming Class B shares, a shareholder authorizes the Portfolio's Transfer Agent to redeem an additional amount of shares sufficient to cover the CDSL. The CDSL will be imposed on the lesser of
(1) the original purchase price of the shares or (2) the current value of the shares being redeemed. Amounts representing an increase in value of Class B shares since the date of purchase, and Class B shares acquired through the reinvestment of dividends or capital gains distributions, are not subject to a CDSL. The CDSL on redemptions of Class B shares decreases over time as shown in the following table.

                    Contingent Deferred Sales Load on Class B
                          Shares of the Portfolio Funds
================================================================================
Year Since                      CDSL as a Percentage of Amount
 Purchase                         Redeemed Subject to Charge
--------------------------------------------------------------------------------
First Year                                   4.0%
Second Year                                  3.5%
Third Year                                   3.0%
Fourth Year                                  2.0%
Fifth Year                                   1.5%
Sixth Year                                   1.0%
Thereafter                                   None
================================================================================

     If the redemption request plus any applicable CDSL exceeds the shareholder's current Class B share account balance, it will be treated as a redemption in full, thereby reducing the amount of the net proceeds payable to the shareholder. In determining the CDSL applicable to a redemption, it will be assumed that the redemption is made first of shares acquired pursuant to dividend reinvestments and distributions and then of shares held by the shareholder for the longest period of time. This will result in the imposition of a CDSL at the lowest possible rate. For federal tax purposes, the amount of the CDSL will reduce the gain or increase the loss, as the case may be, realized on the redemption.

o    CDSL Waivers

     The CDSL will be waived for exchanges into the Class B shares of the other Multiple Class Funds, including exchanges into Class B shares of the Cash Fund. In addition, the CDSL will be waived for a total or partial redemption made within one year of the death of the shareholder. The CDSL waiver is available when the decedent is either the sole shareholder or owns the shares with his or her spouse as a joint tenant with the right of survivorship. This waiver is applicable only to redemptions of shares held at the time of death.

How to Redeem Shares

o    General Information

     Shares of any of the Portfolio Funds may be redeemed at the NAV next calculated after a proper redemption request has been received. For Class B shares, a CDSL may be imposed at the time of such redemption, if applicable. Such requests may be made in writing, by telephone or, for the Class A shares of the Cash Fund only, by check. However, shares held in certificate form or qualified retirement plan accounts may only be redeemed by written request. Redemption proceeds will normally be paid within three business days of the receipt of a redemption request. The Portfolio Funds may delay sending redemption proceeds for shares purchased by check until such check has been cleared for payment. This may take up to 15 days. Also, a Portfolio Fund may postpone payments or suspend redemptions: when the NYSE is closed (besides weekends and holidays); when trading on the NYSE is restricted; when an emergency makes it not reasonably practicable for the Fund to sell assets or calculate its NAV; or as permitted by the SEC. As and when permitted under SEC rules, a Portfolio Fund may, for example, postpone payments or suspend redemptions when significant portions of its assets could be affected by simultaneous redemption and/or exchange requests. At such times, a Portfolio Fund may restrict or refuse redemption or exchange requests. See "Exchanges."

     A Portfolio Fund's NAV can fluctuate from day to day, so the redemption price may be higher or lower than original cost.

o    Redemption by Wire

     Redemption proceeds may be wired to a predesignated bank account if the shareholder has completed the authorization on the Park Avenue Portfolio application or Shareholder Privilege form. The minimum amount that may be redeemed by wire is $1,000 or, if less, the entire Portfolio Fund's account balance. (See "Shareholder Services.") The receiving bank must be a member of the Automated Clearing House. Each Portfolio Fund reserves the right to charge shareholders for wire redemptions. NFDS will deduct any charges that it may assess for wire redemptions from the account from which shares are redeemed. Applicable taxes are withheld from redemption proceeds, as and when required. See "Taxes".

o    Written Redemption Requests

     Written redemption requests sent by regular U.S. mail should be addressed to:

     NFDS [Name of Portfolio Fund]
     P.O. Box 419611
     Kansas City, MO 64141-6611.

Registered, certified or express mail should be sent to:

     NFDS [Name of Portfolio Fund]
     1004 Baltimore Avenue, Floor DW-05
     Kansas City, MO 64105-2112.

Certificates for any shares being redeemed must be properly endorsed and delivered with the written redemption request.

o    Signature Guarantee Requirements

     Shareholder signatures on written redemption requests must be guaranteed when: (1) the request is for $50,000 or more; (2) the request is made by a shareholder who is not a natural person; or (3) the proceeds are to be made payable or mailed to a payee or address that is not reflected on the account records. Signature guarantees can be obtained from most banks, broker-dealer firms, credit unions or other financial institutions, but not from a notary public. Signature guarantees are not typically required for redemptions by check from the Cash Fund or pursuant to an automatic withdrawal plan. See "Redemption by Check" and "Automatic Withdrawal Plan."

o    Telephone Redemption Requests

     Shares of a Portfolio Fund which are worth at least $1,000 may be redeemed by calling NFDS at 1-800-343-0817 before the Close of Business as defined in "How to Purchase Shares", above. NFDS will not accept telephone redemption requests after the Close of Business.

     Redemption by telephone is available only if the shareholder has elected this privilege and an appropriate authorization is on file at NFDS. New investors may authorize the telephone redemption privilege on the Park Avenue Portfolio application. Current shareholders can complete the applicable item on the Shareholder Privilege form and submit the form directly to NFDS. Signatures on the Shareholder Privilege form must be guaranteed by an eligible guarantor institution to authorize the telephone redemption privilege. Redemption by telephone is not available for qualified retirement plan accounts or for shares for which certificates have been issued.

     Callers are asked to provide precise information about the account from which shares will be redeemed and other identifying information. The $1,000 minimum redemption requirement will be waived for shareholders who close out accounts via telephone. Telephone redemption instructions may be accepted from any caller who can provide the requested information. Shareholders risk possible loss of principal, interest and capital appreciation in the event of unauthorized or fraudulent telephone redemption instructions.

     The Portfolio Funds, GISC, GBG, BG Overseas, NFDS and State Street Bank and Trust Company shall not be liable for any loss, damage, cost or expense resulting from following the foregoing procedures to implement telephone redemption instructions which any of them reasonably believed to be genuine. If the procedures are not followed, however, one or more of such parties may be liable for losses related to following fraudulent instructions. Telephone redemption requests are typically recorded, and such recording may be made without prior disclosure to the caller.

     During periods of drastic economic or market changes, it may be difficult to contact NFDS to request a telephone redemption. If this occurs, written redemption requests can be sent to NFDS by regular or express mail or through a broker-dealer firm.

     The telephone redemption privilege may be suspended, modified, withdrawn or made subject to a charge at any time following at least 7 days' notice to shareholders.

o    Redemption by Check (Cash Fund only)

     Class A shareholders of the Cash Fund may redeem shares by writing checks against their Cash Fund accounts. The minimum payable amount is $250 per check. Shares are redeemed to pay a check on the day that the check is presented for payment. A shareholder will continue to receive dividends on such shares until then. The Cash Fund will not honor checks which are payable in amounts that exceed a Cash Fund shareholder's account balance. Such checks will be returned without payment, and marked "Insufficient Funds." Any check written for less than the $250 minimum will also be returned to the shareholder as unpayable, regardless of the value of the shareholder's Cash Fund account.

     Currently, there is no fee for writing checks. Since the value of a shareholder's Cash Fund account changes daily and may not be determined in advance, a shareholder should not attempt to close a Cash Fund account by writing checks.

     Checkwriting privileges are not available to Cash Fund shareholders who purchase shares for qualified retirement plan accounts.

     The Cash Fund, GISC and State Street Bank reserve the right to modify or withdraw the checkwriting privilege at any time, or to impose a service charge for this privilege.

o    Repurchase by Broker-Dealer Firms
     on Behalf of Shareholders

     Shareholders may communicate repurchase requests through GISC or broker-dealer firms that have entered into selling agreements with GISC. GISC does not charge a fee for repurchases, but other broker-dealer firms may charge for this service. Broker-dealer firms are obligated to transmit orders promptly. The repurchase price will be the NAV next determined after receipt of the request. Repurchase requests received before the Close of Business will be priced at the NAV computed that day. The offer to repurchase may be suspended or discontinued at any time. Repurchases are subject to the same general requirements set forth in this Prospectus for other redemptions.

o    Minimum Account Balance

     A Portfolio Fund may close a shareholder's account if the account balance falls below $1,000 for any reason other than market factors. Exchanges among Portfolio Funds may cause an account balance in a Fund to fall below $1,000, as shares of one Fund are redeemed to purchase shares of another. (See "Exchanges.") A shareholder will be notified and given at least 30 days to increase an account balance to at least $1,000 before the account is closed. A shareholder account opened in connection with an Automatic Investment Plan, Dollar Cost Averaging program, qualified retirement plan or payroll deduction plan is not subject to the minimum account balance requirement.

o    Reinstatement Privilege

     A shareholder who has redeemed shares may reinvest as much as the redemption amount at NAV. Shareholders who wish to reinstate Class B shares will receive pro rata credit for any CDSL paid in connection with the redemption of the Class B shares. This privilege can be used by a shareholder only once, and the reinvestment must be effected within 30 days of the redemption date. NFDS must be notified in order to take advantage of this privilege. Reinstatement will be at the NAV next calculated after receipt.

     The federal income tax status of a gain realized on a redemption will not be affected through the reinstatement privilege, although the effects of a loss may be lessened or nullified by reinvestment in the same series.

Special Purchase and Redemption Plans

     The Portfolio Funds offer four special purchase and redemption plans. The Portfolio Funds may modify or withdraw any of these plans at any time and without notice, or charge participating shareholders fees to cover administrative costs. These special plans are not available to anyone who owns Park Avenue Fund shares through a Value Guard variable annuity contract. For further information on any of these plans, call the Portfolio's transfer agent toll free at 1-800-343-0817.

o    Automatic Investment Plan

     Under an Automatic Investment Plan, money is withdrawn each month from a shareholder's predesignated bank account for investment in the Portfolio Funds. The minimum investment is $100 per Portfolio Fund. A shareholder must make an initial investment of at least $50 in each receiving Portfolio Fund and invest at least $1,000 in each such Fund during each 12-month period that his or her automatic investment plan is in effect. By investing the same dollar amount each month, a shareholder will purchase more shares when a Port-folio Fund's NAV is low and fewer shares when the NAV is high. This means that the shareholder's average purchase price per share can be lower than if he or she purchased the same total number of shares in a single transaction. While periodic investing can help build significant savings over time, it does not assure a profit or protect against loss in a declining market.

     An investor must complete the appropriate item on the Park Avenue Portfolio application or Shareholder Privilege form to establish an automatic investment plan, and his or her bank must be a member of the Automated Clearing House. The shareholder may revoke the plan at any time, but it may take up to 15 days from the date notice is received to terminate the plan. Any purchases of Portfolio Fund shares made during this period shall be considered authorized. If an automatic withdrawal cannot be made from the shareholder's predesignated bank account to provide funds for automatic share purchases, the shareholder's plan will be terminated.

o    Rights of Accumulation

     A shareholder can aggregate proposed purchases of Portfolio Fund shares with current holdings to reduce the initial sales load that would otherwise apply to the new purchases. Shares held in the name(s) of the shareholder's spouse or minor children can be included in the aggregated amount, as may any shares acquired for which a sales load may be applicable (e.g., Class B shares). Shares acquired without a sales load (e.g., shares acquired through the reinvestment of dividends or distributions or Cash Fund purchases) are not includible. To exercise accumulation rights, a shareholder must notify NFDS or GISC that a purchase will qualify for a reduced initial sales load, and provide the names and account numbers of any family members whose holdings are to be aggregated for this purpose.

o    Investment by Letter of Intent

     An investor who intends to invest $100,000 or more over a period of 13 months can reduce the initial sales load on each of his or her intended purchases by completing the letter of intent item on the Park Avenue Portfolio application or Shareholder Privilege form. The sales load charged for each purchase will be at the reduced rate which would apply to a single investment in the intended aggregate amount. Current holdings of both classes of shares and shares held in the name(s) of the shareholder's spouse or minor children can be used as an accumulation credit towards the completion of a letter of intent, but shares not otherwise subject to a sales load (e.g., shares acquired through the reinvestment of dividends or distributions or purchases of Class A shares of the Cash Fund) are not eligible for accumulation credit. If an investor executes a letter of intent within 90 days of a prior purchase of one of the Portfolio Funds (other than The Guardian Cash Management Fund), the prior purchase may be included under the letter of intent and an appropriate adjustment, if any, with respect to the sales charges paid by the investor in connection with the prior purchase will be made, based on the then-current net asset value(s) of the relevant Fund(s).

     A letter of intent does not bind the shareholder to purchase the entire intended amount, but the shareholder must complete his or her intended investment to remain eligible for the reduced sales load. NFDS will escrow shares valued at 5% of the intended investment to assure payment of additional sales loads if the intended purchases are not made and the shareholder fails to pay the additional sales load within 20 days after NFDS requests payment. Escrowed shares that are not needed to pay additional sales loads will be released from escrow.

o    Automatic Withdrawal Plan

     A shareholder who owns shares of a Portfolio Fund which are worth at least $10,000 may arrange for monthly, quarterly, semi-annual or annual redemptions of a predesignated amount from his or her account. The minimum withdrawal amount is $100. Payment may be made to the shareholder, a predesignated bank account or to another payee. Under this plan, sufficient shares are redeemed from the shareholder's Portfolio Fund account(s) in time to either send a check in the amount requested on or about the first day of a month, or to be wired to a predesignated bank account. If the wire option is chosen, the receiving bank must be a member of the Automatic Clearing House. No CDSL with respect to Class B shares of a Multiple Class Fund will be imposed on with-drawals made under the plan, provided that the amounts withdrawn do not exceed on an annual basis 10% of the account value at the time the shareholder establishes an automatic withdrawal plan. Redemptions under the automatic withdrawal plan will reduce and may ultimately exhaust the value of the designated Portfolio Fund account(s). Taxable gains or losses may be realized when shares are redeemed under the automatic withdrawal plan.

     Purchasing additional shares concurrently with automatic withdrawals is likely to be disadvantageous to the shareholder because of tax liabilities and sales loads. Consequently, the Portfolio Funds will not normally accept additional purchase payments in single amounts of less than $5,000 from a shareholder who has this plan in effect. Any charges made by NFDS to operate an automatic withdrawal plan will be assessed against the shareholder's account(s) when each withdrawal is effected.

     An investor must complete the applicable item on the Park Avenue Portfolio application or Shareholder Privilege form to establish an automatic withdrawal plan. Forms must be properly completed and received at least 30 days before the first payment date. An automatic withdrawal plan may be terminated at any time, by notice from the shareholder, GISC, NFDS or the Portfolio Funds.

Exchanges

     These privileges are not available to anyone who owns Park Avenue Fund shares through a Value Guard variable annuity contract.

o    General Information and Procedures

     Shares of each Portfolio Fund may be exchanged for shares of the corresponding class of any other Portfolio Fund. Exchanges are effected by redeeming shares of one Portfolio Fund and purchasing shares of another designated Portfolio Fund with the redemption proceeds. No sales load is imposed on the shares to be acquired if a load was paid when the exchanged shares were originally purchased, or if the exchanged shares were acquired through the reinvestment of dividends or distributions declared by a Portfolio Fund. For federal income tax purposes, an exchange involves a sale upon which taxable gains or losses may be realized.

     While no CDSL is imposed on the shares being redeemed as part of an exchange, a CDSL may apply at the time the shares acquired as part of an exchange are redeemed. Any applicable CDSL payable upon the redemption (without an exchange) of the Class B shares received as part of the exchange will be calculated from the date Class B shares are originally purchased, rather than from the date such shares are exchanged for shares of another Fund. Shares purchased without a sales load (e.g., Class A Cash Fund shares) may be exchanged for shares of other Class A Funds, but any applicable sales load must be paid to acquire shares of another Portfolio Fund through the exchange. All exchanges are subject to the conditions and considerations described under "How to Purchase Shares" and "How to Redeem Shares".

     Class B shares of the Multiple Class Funds will automatically convert to Class A shares of the same Fund approximately eight years after the anniversary of purchase, together with any additional Class B shares representing dividend reinvestments and distributions. Following their conversion, the shares will be subject to the lower expenses borne by Class A shares.

     Exchanges are effected at the relative NAVs for each Portfolio Fund next determined after the exchange request is received. Shares may not be exchanged until after the settlement date for their purchase. Neither GISC nor the Portfolio Funds presently assess fees or charges in connection with exchanges, but nominal exchange fees may be charged in the future.

     Shareholders may request exchanges in writing or by telephone. A shareholder may also initiate an exchange by contacting his or her registered representative. Broker-dealer firms other than GISC may charge for their assistance in effecting exchange transactions. Any share certificates held by the shareholder must be properly endorsed and deposited before an exchange will be effected.

     Telephone exchange privileges can be elected by completing the applicable item on the Park Avenue Portfolio application or Shareholder Privileges form or by contacting NFDS. NFDS will not honor telephone exchange requests unless an authorization is on file.

     Callers who request exchanges by telephone are asked to provide precise information about the account from which shares will be exchanged and other identifying information. Telephone exchange requests may be accepted from any caller who can provide the requested information. Shareholders risk possible loss of principal, interest and capital appreciation in the event of unauthorized or fraudulent telephone exchange requests.

     The Portfolio Funds, GISC, GBG, BG Overseas, NFDS and State Street Bank and Trust Company shall not be liable for any loss, damage, cost or expense resulting from following the foregoing procedures to implement telephone exchange instructions which any of them reasonably believed to be genuine. If the procedures are not followed, however, one or more of such parties may be liable for losses related to following fraudulent instructions. Telephone exchange requests are typically recorded, and such recording may be made without prior disclosure to the caller.

     During periods of drastic economic or market changes, it may be difficult to contact NFDS to request a telephone exchange. If this occurs, written exchange requests can be sent to NFDS by regular or express mail.

     This Prospectus describes the respective investment objectives and policies of the Portfolio Funds and should be carefully reviewed prior to instituting an exchange.

     Exchange privileges may be modified or withdrawn at any time, upon at least 60 days' notice when such notice is required by SEC rules.

o    Right to Reject Purchase Orders and Exchange Requests

     Purchases and exchanges of Portfolio Fund shares should be made for investment purposes only. The Portfolio Funds and GISC each reserve the right to reject or restrict any specific purchase order or exchange request. In the event that a Fund or GISC rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed. The Funds are not designed for professional market timing or for use by entities using programmed or frequent exchanges. Such exchange activity can have a disruptive effect on the operations of a Fund to the detriment of shareholders generally. In addition to the rights reserved above, the Portfolio Funds and GISC each reserves the right to impose specific limitations with respect to any shareholder or market timer (whether an individual or organization acting on behalf of one or more individuals), including (1) limiting the number of exchanges permitted within a specified period of time and (2) specifically rejecting or otherwise restricting purchase orders or exchange requests.

o    Dollar Cost Averaging

     A shareholder may have predesignated dollar amounts of $100 or more automatically exchanged (or transferred) among Portfolio Funds of the corresponding class on a monthly or quarterly basis. Before automatic exchanges begin, a shareholder must either have: (1) a balance of at least $1,000 in both the originating and the receiving Portfolio Funds; or (2) a balance of at least $5,000 in the originating Portfolio Fund.

     By regularly transferring the same dollar amount, a shareholder will acquire more shares when a receiving Portfolio Fund's NAV is low and fewer shares when that Fund's NAV is high. This means that the shareholder's average price per share can be lower than if he or she acquired the same number of shares of the receiving Portfolio Fund in a single exchange transaction. However, periodic investing through automatic exchanges does not assure a profit or protect against loss in a declining market.

     The other general rules and considerations governing exchanges also apply to automatic exchanges effected under the Dollar Cost Averaging program, including tax considerations.

Calculation of Net Asset Values

     A Portfolio Fund's NAV is determined as of the Close of Business by subtracting the Fund's liabilities, including expenses which are accrued daily, from its total assets and dividing the result by the total number of shares outstanding.

     Each Portfolio Fund values its assets at their current market value when market quotations are readily available. If a market value cannot be established, assets are valued at fair value as determined in good faith by or under the direction of the Portfolio's Board of Trustees. Short-term securities which mature in 60 days or less and all of the assets of the

Cash Fund are valued by using the amortized cost method, unless the Board determines that this does not represent fair value. All investments by the International Fund and the Emerging Markets Fund, and any investments by the Park Avenue and Small Cap Funds in foreign non-dollar denominated securities, are valued daily in U.S. dollars based on the then prevailing exchange rate. Specific information about how the Portfolio Funds value certain assets is set forth in the Statement of Additional Information.

Performance Results

     From time to time, the Portfolio Funds may provide performance information in advertisements, sales literature or materials furnished to existing or prospective shareholders. All such information is based upon historical earnings and is not necessarily representative of future performance. More detailed information about the calculation of each Portfolio Fund's performance appears in the Statement of Additional Information.

o    Total Returns

     Both average annual total return and total return reflect the change in the value of an investment in a Portfolio Fund over a specified period, assuming the reinvestment of all income dividends and capital gains distributions. Average annual total returns show the average change in value for each annual period within a specified period. Total returns, which are not annualized, show the total percentage change in value over a specified period.

     Promotional materials relating to a Portfolio Fund's investment performance will always at least provide the average annual total returns for short (1 to 4 years), medium (5 to 9 years) and long periods (10 years or more), or the life of such Portfolio Fund, if shorter. Such required average annual total returns will reflect the effects of all recurring and non-recurring charges, as well as the maximum initial sales load paid when shares are purchased. However, the Portfolio Funds may also show average annual total returns and total returns which do not reflect the effects of the sales load.

o    Yields

     Yields may be quoted for the Bond, Tax-Exempt and Cash Funds. Current yield is a measure of the net investment income earned on a hypothetical investment over a specified base period of seven days for the Cash Fund and 30 days (or one month) for the other Funds which may advertise yields. Yield is expressed as a percentage of the value of a share at the beginning of the base period. Yields are annualized, which means that they assume that a Portfolio Fund will generate the same level of net investment income over a one year period. However, yields actually fluctuate daily.

     The Tax-Exempt Fund may quote its tax equivalent yield, which will be based on the maximum federal income tax rate then in effect.

     The Cash Fund may also quote its "effective yield," which assumes that the net income earned during a base period will be earned and reinvested for a year. The effective yield will be slightly higher than the Cash Fund's current yield due to the compounding effect created by assuming reinvestment of the Fund's net income.

o    Distribution Rates

     On occasion, the Bond and Tax-Exempt Funds may quote historical or annualized distribution rates. A distribution rate is simply a measure of the level of income dividends and short-term capital gains distributed for a specified period. A distribution rate is not a complete measure of performance, and may be higher than yield for certain periods.

o    Comparative and Other Information

     Advertisements and sales literature for the Portfolio Funds may compare the Funds' performance to that of other investment vehicles or other mutual funds having similar investment objectives or programs. Promotional materials may also compare a Portfolio Fund's performance to one or more indices of the types of securities which the Fund buys and sells for its portfolio, and be illustrated by tables, graphs or charts. Promotional materials may additionally contain references to types and characteristics of certain securities; features of a Portfolio Fund's portfolio; financial markets; or historical, current or perceived economic trends within the United States or overseas. Topics of general investor interest, such as personal financial planning, may also be discussed.

     In addition, advertisements and sales literature may refer to or reprint all or portions of articles, reports, statistical information, or independent rankings or ratings which relate to the Portfolio Funds specifically, or to other comparable mutual funds or investment vehicles. None of the contents of such materials will be used to indicate future performance.

     Further information about each Portfolio Fund's performance is contained in the Portfolio's Annual Report, which may be obtained from GISC free of charge.

Dividends and Distributions

     Each Portfolio Fund distributes substantially all of its net realized capital gains and net investment income to its shareholders. A capital gain or loss is the difference between the purchase and sale prices of a security. The Portfolio Funds will have net capital gains if their capital gains exceed their capital losses, which cannot be assured. Net investment income is determined by subtracting expenses from any interest and dividend income earned by a Portfolio Fund. When computing interest income, the Portfolio Funds do not amortize premiums or accrue discounts on long-term debt securities, except as required for federal income tax purposes.

     All of the Portfolio Funds (except the Cash Fund) distribute any net realized short and long-term capital gains at least annually. The Cash Fund distributes any short-term gains monthly. It is not expected that the Cash Fund will realize any long-term capital gains.

     The Park Avenue, Small Cap, International, Emerging Markets and Asset Allocation Funds distribute any net investment income to their shareholders twice a year. The Bond, Tax-Exempt and Cash Funds declare dividends daily and distribute any net investment income to their shareholders monthly.

     Each Portfolio Fund pays its dividends and other distributions in additional Fund shares at NAV unless the shareholder requests cash payments. Shareholders who wish to receive dividends and/or other distributions in cash should contact their registered representatives or complete the applicable item on the Park Avenue Portfolio application or Shareholder Privilege form. Dividends and/or other distributions in amounts of less than $10 will automatically be reinvested in additional shares of the Portfolio Fund.

Taxes

     Each Portfolio Fund is separate for investment and accounting purposes and will be treated as a separate entity for federal income tax purposes. Each Portfolio Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code so that it will not be subject to federal income taxes on net investment income and net capital gains distributed to its shareholders.

o    Taxes on Redemptions

     When shares of any of the Portfolio Funds are redeemed, including by exchange into another Portfolio Fund, a shareholder may realize a taxable gain or a loss. The gain or loss is measured by the difference between the redemption proceeds and the shareholder's adjusted basis for the redeemed shares.

o    Taxes on Portfolio Fund Distributions

     The following summary does not apply to accounts that are opened for qualified retirement plans or by tax-exempt investors. Taxes on Portfolio Fund distributions to qualified retirement plan accounts are deferred until money is withdrawn from those accounts. This summary also does not apply to exempt-interest distributions from the Tax-Exempt Fund. Information about exempt-interest distributions from the Tax-Exempt Fund appears separately below.

     Dividends and capital gains distributions from the Portfolio Funds are taxable whether received in cash or additional Fund shares. If such dividends and distributions are declared in October, November or December, they are taxable for the year in which they were declared, if paid by February 1 of the following calendar year. Net investment income dividends and short-term capital gains distributions are taxable as ordinary income. Long-term capital gains distributions are taxable at a maximum federal income tax rate of 20% or 28% for individual shareholders, depending on how long the asset was held by a Portfolio Fund. A capital gains distribution is short-term or long-term depending on how long the Portfolio Fund held the securities that produced it, not how long the shareholder held his or her shares in the Portfolio Fund. Dividends paid by Portfolio Funds that are attributable to the Funds' investments in U.S. government securities may be exempt from state and local income taxes.

     Among other things, a Portfolio Fund's NAV reflects undistributed income and capital gains. When such income and gains are distributed, the NAV is reduced. An investor who acquires shares near or on the record date for distributions is entitled to receive these distributions. The distributions are taxable as income, even though, in effect, the investor has received a return of capital.

o    Distributions from the Tax-Exempt Fund

     Net investment income dividends declared and paid by the Tax-Exempt Fund are, for the most part, "exempt-interest" dividends, whether received in cash or additional shares of the Fund. Exempt-interest dividends are not subject to federal income tax, but they may affect the tax liabilities of taxpayers who are subject to the alternative minimum tax ("AMT"). Exempt-interest dividends are also includible in the modified income of shareholders who receive Social Security benefits for purposes of determining the extent to which such benefits may be taxed. Generally, exempt-interest dividends are not exempt from state or local taxes. However, a state or locality may provide tax exemptions for its residents who receive exempt-interest dividends that relate to Municipal Obligations issued within that state or locality.

     Net investment income dividends derived from taxable obligations held in the Tax-Exempt Fund's portfolio and any capital gains distributions by the Fund are normally taxable as ordinary income, whether received in cash or additional shares of the Fund. Gains attributable to market discount on Municipal Obligations acquired after April 30, 1993 are also treated as ordinary income. GISC intends to manage the Tax-Exempt Fund to minimize taxable distributions to the Fund's shareholders. However, there can be no assurance that the Fund will never make such distributions.

     Certain individuals and corporations may be subject to the AMT. For them, exempt-interest dividends derived from private activity bonds are treated as a tax preference item. In addition, for corporate shareholders only, all other exempt-interest dividends are a component of the adjusted current earnings preference item for purposes of the AMT.

     Corporations and Social Security beneficiaries should consult their tax advisers about the possible consequences to them of investing in the Tax-Exempt Fund.

o    Withholding

     The Portfolio Funds are currently required to withhold 31% of all taxable distributions and redemption proceeds payable to any shareholder who has not provided a correct taxpayer identification number, or who is otherwise subject to backup withholding. Corporate and governmental entities are generally exempt from withholding requirements.

o    Tax Information for Shareholders

     Following the end of each calendar year, each Portfolio Fund notifies its shareholders of the amount of dividends and capital gains distributions paid (or deemed paid) during that year, and shows the portion of those dividends that qualifies for the corporate dividends-received deduction. The Funds identify amounts taxable as ordinary income and amounts taxable as capital gains, and indicate whether any portion of such income is possibly exempt from state or local taxes. The Tax-Exempt Fund provides its shareholders with information about the exempt-interest dividends paid to them (since they must disclose it on their federal income tax returns), and reports the amount that relates to private activity bonds which could be subject to the AMT. Under certain circumstances, notices provided to shareholders of the Park Avenue Fund, the Small Cap Fund, the International Fund and the Emerging Markets Fund also specify their respective shares of any foreign taxes paid by those Funds. Park Avenue Fund, Small Cap Fund, International Fund and Emerging Markets Fund shareholders are required to include their pro-rata share of those taxes in gross income, but may be entitled to claim a credit or deduction for them.

o    A Special Note

     The foregoing is only a summary of some important federal income tax law provisions that can affect the Portfolio Funds and their shareholders. There may be other federal, state or local tax law provisions which affect some or all investors. Prospective investors and current shareholders are urged to consult their tax advisers about their individual circumstances.

Voting Rights and Liabilities

     The Portfolio is registered with the SEC as an open-end management investment company, and organized as a Massachusetts business trust. It may issue an unlimited number of shares of beneficial interest in one or more series, and classes within such series. Presently, the Portfolio offers shares of eight series. The Park Avenue Fund, the Small Cap Fund, the International Fund, the Emerging Markets Fund, the Asset Allocation Fund and the Cash Fund currently offer two classes of shares, designated Class A and Class B shares.

     Neither the Portfolio nor its Portfolio Funds are required to hold annual meetings of shareholders, but special meetings may be called to elect or remove Trustees, change fundamental policies or the 12b-1 Plan applicable to a class of shares, or to approve an investment advisory agreement. Shareholders holding at least 10% of the Portfolio's outstanding shares may call a special meeting for the purpose of voting to remove any Trustee(s), and the Trustees shall facilitate communications among shareholders as provided under Section 16(c) of the 1940 Act. All shares of the Portfolio have equal voting rights. Shares are voted in the aggregate, unless voting by series or class is required by law, or when an issue affects the series or class separately. Shares of each Portfolio Fund are fully paid and nonassessable when issued, are transferrable without restriction and have no preemptive or conversion rights.

     Under Massachusetts law, shareholders of the Portfolio could be held personally liable for the Portfolio's obligations. However, the Declaration of Trust expressly disclaims shareholder liability for acts or obligations of the Portfolio, and requires each instrument entered into or executed by the Portfolio to provide notice of this disclaimer. The Portfolio's property may also be used to indemnify any shareholder who is held personally liable for any obligation of the Portfolio. Thus, the risk of an individual being personally liable for obligations of the Portfolio or of incurring financial loss because of shareholder liability is limited to the unlikely circumstance in which both inadequate insurance existed and the Portfolio was unable to meet its obligations.

Shareholder Services

o    Important Addresses and Telephone Numbers

     For Prospective Investors:
     Guardian Investor Services Corporation
     (GISC) 1-800-221-3253
     Executive Office:
     201 Park Avenue South
     New York, New York 10003

     Administrative Office:
     P.O. Box 26205
     Lehigh Valley, Pennsylvania 18002-6205

     For Existing Shareholders:
     National Financial Data Services (NFDS)
     1-800-343-0817
     First class mail:
     P.O. Box 419611,
     Kansas City, Missouri 64141-6611.

     Express, registered and certified mail:
     1004 Baltimore Avenue, Floor DW-05
     Kansas City, Missouri 64105-2112

o    Applications and Shareholder Privilege Forms

     A copy of the Park Avenue Portfolio application accompanies this Prospectus. The application is also available from registered representatives of GISC and broker-dealer firms that have entered into selling agreements with GISC. NFDS will open one or more shareholder accounts for a prospective investor upon receipt and acceptance of the application and payment for his or her initial investment. Copies of the Shareholder Privilege form are available directly from GISC. Shareholders can use this form to add or change privileges for their shareholder accounts.

o    Account and Confirmation Statements

     Shareholders receive confirmations of purchases and redemptions of shares of the Portfolio Funds, and quarterly statements that show all transactions during the preceding quarter. Information for tax filing needs is also provided following the end of each calendar year. (See "Taxes.") Audited annual financial statements and unaudited semi-annual financial statements for the Portfolio are mailed to shareholders by the end of February and August of each year.

o    Retirement Plans

     The Portfolio Funds are suitable for IRAs, SEP-IRAs, Keoghs (profit sharing or money purchase pension plans), and 401(k) and 403(b) retirement plans. GISC can provide forms and information about the fees and procedures for establishing retirement plan accounts. GISC does not serve as either trustee or custodian for retirement plans that acquire shares of the Portfolio Funds.

o    Custodian

     State Street Bank and Trust Company, Custody Division, 1776 Heritage Drive, North Quincy, Massachusetts 02171, is the custodian of each Portfolio Fund's assets. State Street employs foreign sub-custodians to provide custody of the Portfolio Funds' foreign assets.

o    Transfer and Dividend Paying Agent

     National Financial Data Services ("NFDS") is the Portfolio Funds' transfer and dividend paying agent. NFDS is an affiliate of State Street Bank and Trust Company.

                   o  Distributor
                      Guardian Investor Services Corporation(R)
                      201 Park Avenue South
                      New York, New York  10003

                   o  Custodian of Assets
                      State Street Bank and Trust Company
                      Custody Division
                      1776 Heritage Drive
                      North Quincy, Massachusetts  02171

                   o Shareholder Servicing Agent, Transfer Agent & Dividend Paying Agent for State Street Bank and Trust Company
                      National Financial Data Services
                      Post Office Box 419611
                      Kansas City, Missouri  64141-6611

                   [LOGO]
                   -------
                   Guardian Investor Services Corporation(R)
                   201 Park Avenue South
                   New York, NY  10003

                   (C)1998 Guardian Investor Services Corporation

                   EB-010163 1/98

--------------------------------------------------------------------------------
                                            The Park Avenue Portfolio Prospectus
--------------------------------------------------------------------------------

                                      THE

                                  PARK AVENUE

                                  PORTFOLIO(R)

                               -----------------
                                   Prospectus
                                 January 2, 1998

                               -----------------

                   o  The Guardian
                      Park Avenue Fund

                   o  The Guardian
                      Park Avenue
                      Small Cap Fund

                   o  The Guardian
                      Asset Allocation Fund

                   o  The Guardian
                      Baillie Gifford
                      International Fund

                   o  The Guardian
                      Baillie Gifford Emerging
                      Markets Fund

                   o  The Guardian
                      Investment Quality
                      Bond Fund

                   o  The Guardian
                      Tax-Exempt Fund

                   o  The Guardian Cash
                      Management Fund

                   [LOGO]
                   -------
                   Guardian Investor
                   Services Corporation(R)

                          The Park Avenue Portfolio(R)

         --------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION

                                 January 2, 1998

     This Statement of Additional Information contains information about the eight series funds that comprise The Park Avenue Portfolio(R) series trust (the "Portfolio"). The eight series are The Guardian Park Avenue Fund (R) (the "Park Avenue Fund"), The Guardian Park Avenue Small Cap Fund(SM) (the "Small Cap Fund"), The Guardian Asset Allocation Fund(SM) (the "Asset Allocation Fund"), The Guardian Baillie Gifford International Fund(SM) (the "International Fund"), The Guardian Baillie Gifford Emerging Markets Fund(SM) (the "Emerging Markets Fund"), The Guardian Investment Quality Bond Fund(SM) (the "Bond Fund"), The Guardian Tax-Exempt Fund(SM) (the "Tax-Exempt Fund") and The Guardian Cash Management Fund(SM) (the "Cash Fund"). The series funds are referred to in this Statement of Additional Information as the "Funds" and each separately as a "Fund." This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Prospectus for the Portfolio dated January 2, 1998. Much of the information contained herein expands upon subjects discussed in the Prospectus. No investment in shares of any of the Funds should be made without first reading the Prospectus. A free copy of the Prospectus may be obtained by writing to Guardian Investor Services Corporation, 201 Park Avenue South, New York, New York 10003 or by telephoning 1-800-221-3253. This Statement of Additional Information has been incorporated by reference into the Prospectus. Please retain this document for future reference.

     The terms used in this Statement of Additional Information are the same as defined in the Prospectus for the Portfolio.

                                Table of Contents

                                                                        Page
                                                                        ----

        Investment Restrictions .....................................   B-2
          The Park Avenue Fund ......................................   B-2
          The Small Cap Fund ........................................   B-3
          The International Fund ....................................   B-4
          The Emerging Markets Fund .................................   B-5
          The Bond Fund .............................................   B-7
          The Tax-Exempt Fund .......................................   B-9
          The Cash Fund .............................................   B-10
          The Asset Allocation Fund .................................   B-11
          Additional Investment Restrictions ........................   B-12
        Investment Objectives and Policies ..........................   B-13
        Special Investment Techniques ...............................   B-16
        Investment Advisers and Distributor .........................   B-21
        Portfolio Transactions and Brokerage ........................   B-27
        Redemption of Shares ........................................   B-28
        Performance Results .........................................   B-28
        Net Asset Value .............................................   B-31
        Portfolio Management ........................................   B-33
        Portfolio Affiliates and Principal Holders of Fund Shares ...   B-38
        Taxes .......................................................   B-39
        Shareholder Voting Rights ...................................   B-40
        Trustee Liability ...........................................   B-40
        Custodian ...................................................   B-41
        Transfer Agent ..............................................   B-41
        Financial Statements ........................................   B-41
        Legal Opinions ..............................................   B-41
        Independent Auditors ........................................   B-41
        Appendix ....................................................   B-42

The Guardian, Guardian Investor Services Corporation, The Park Avenue Portfolio, The Guardian Park Avenue Fund, The Guardian Tax-Exempt Fund, The Guardian Asset Allocation Fund, The Guardian Investment Quality Bond Fund, The Guardian Park Avenue Small Cap Fund, The Guardian Baillie Gifford International Fund, The Guardian Cash Management Fund and The Guardian Baillie Gifford Emerging Markets Fund are servicemarks owned by The Guardian Life Insurance Company of America.

                             INVESTMENT RESTRICTIONS

     In addition to the restrictions described in the section of the Prospectus entitled "Special Investment Techniques," the Park Avenue Fund and the Cash Fund have each adopted the following fundamental investment restrictions. These restrictions cannot be changed without the approval of the holders of a majority of the outstanding shares of the affected Fund. Under the Investment Company Act of 1940, as amended (the "1940 Act"), the vote of a majority of the outstanding voting securities of a Fund means the lesser of the vote of: (1) 67% of the shares of the Fund at a meeting where more than 50% of the outstanding voting shares are present in person or by proxy; or (2) more than 50% of the outstanding voting shares of the Fund. Under the 1940 Act, certain investment restrictions for each of the International Fund, the Bond Fund, the Tax-Exempt Fund and the Asset Allocation Fund can only be changed with the approval of the holders of a majority of the outstanding shares of the affected Fund. Others are non-fundamental operating policies which can be changed with the approval of a majority of the Board of Trustees, and without shareholder approval.

     The investment restrictions for the Emerging Markets Fund and the Small Cap Fund are divided into fundamental and non-fundamental categories. Those restrictions deemed to be fundamental under the 1940 Act may be changed only upon the approval of shareholders. The remaining restrictions are non-fundamental and may be amended by the Board of Trustees without a shareholder vote.

     If a percentage restriction is adhered to at the time of investment, a later violation of the specified limit that results from a change in the value of the investment or a change in the Fund's net assets will not constitute a violation of the applicable investment restriction.

The Park Avenue Fund

     The following investment restrictions provide that the Park Avenue Fund may not:

     1. Make any purchase which would result in more than 5% of the value of its total assets being invested in the securities of any one issuer except U.S. government securities.

     2. Purchase the securities of any issuer if such purchase would result in more than 10% of the voting securities, or the securities of any class of such issuer, being held by the Fund.

     3. Borrow money, except as a temporary measure for emergency purposes, in an aggregate amount exceeding 5% of the total assets of the Fund.

     4. Purchase any security other than those discussed under "Investment Objectives and Policies," as set forth in the Prospectus.

     5. Invest more than 5% of the value of its total assets in companies (including predecessors) having a record of less than 3 years continuous operation.

     6. Invest in the securities of any company for the purpose of exercising control or management.

     7. Purchase a security if as a result thereof more than 25% of its total assets will be invested in a particular industry.

     8.   Purchase the securities of any other investment company.

     9.   Purchase any put, call, straddle, spread or any combination thereof.

     10. Purchase any interest in oil, gas or other mineral exploration or development programs.

     11. Engage in the purchase or sale of real estate or interests therein or interests in real estate investment trusts, commodities or commodity contracts.

     12. Purchase or retain the securities of any issuer if, to the knowledge of the Fund, officers or trustees of the Fund or of the Fund's investment adviser who own individually more than one-half of 1% of the securities of such issuer together own more than 5% of such securities.

     13. Act as a securities underwriter except to the extent that it may be regarded as an underwriter upon disposition of any of its securities which are subject to legal or contractual restrictions on re-sale or are otherwise not readily saleable.

     14. Invest more than 15% of the value of its net assets in securities which are not readily marketable or which are restricted as to resale under federal securities laws, excluding any such securities that have been determined by the Trustees (or the person(s) designated by them to make such determinations) to be readily marketable.

     15.  Purchase securities on margin or make any short sales of securities.

     16. Make loans of money or other assets except through the purchase of privately issued notes, bonds, debentures or other debt securities either from the issuer or others. Purchases of a portion of an issue of publicly distributed debt securities and repurchase agreements are not deemed to be loans for purposes of this limitation. Under a repurchase agreement, the Fund may purchase and simultaneously resell for later delivery (normally within seven days) obligations issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities.

     17. Pledge, mortgage or hypothecate its assets to an extent greater than 10% of the Fund's total asset value. However, in order to comply with certain state statutes or investment restrictions, the Fund will not as a matter of operating policy, pledge, mortgage or hypothecate its assets to the extent that at any time the percentage of pledged assets plus the sales load will exceed 10% of the offering price of the Fund's shares.

     Since shares of the Park Avenue Fund are available as an underlying investment for certain variable annuity contracts issued by The Guardian Insurance & Annuity Company, Inc. ("GIAC"), the Fund's investments may be subject to additional restrictions imposed by the insurance laws and regulations of the states where GIAC offers such contracts.

The Small Cap Fund

     The following fundamental investment restrictions provide that the Small Cap Fund may not:

     1. As to 75% of the Fund's total assets, purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities and investment companies) if as a result, more than 5% of the Fund's total assets (taken at current value) would then be invested in the securities of a single issuer.

     2. Purchase more than 10% of any class of securities of any issuer. All debt securities and all preferred stocks are each considered as one class.

     3. Borrow money, except that the Fund may (i) borrow up to 5% of the value of its total assets (not including the amount borrowed) for temporary or emergency needs; and (ii) engage in reverse repurchase agreements or other transactions which may involve a borrowing from banks or other persons, provided that the aggregate amount involved in all such transactions shall not exceed 33% of the value of the Fund's total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law.

     4. Mortgage, pledge or hypothecate more than 5% of the value of its total assets and then only to secure borrowings effected within the above restriction.

     5. Make loans to other persons except for loans of portfolio securities and except through the purchase of debt obligations and repurchase agreements in which the Fund may invest, consistent with its investment objectives and policies, provided that repurchase agreements maturing in more than seven days, when taken together and at current value, may not exceed 15% of the Fund's net assets.

     6. Purchase any securities other than the obligations of the U.S. Government, or its agencies or instrumentalities, if, immediately after such purchase, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers in the same industry (there is no limitation as to investments in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities).

     7. Engage in the underwriting of the securities of other issuers, except to the extent that the Fund may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of portfolio securities.

     8. Purchase or sell real estate (although it may purchase securities of issuers that engage in real estate operations as well as readily marketable interests such as real estate investment trusts and readily marketable securities of companies which invest in real estate).

     9.   Write, purchase or sell puts, calls, or any combination thereof.

     10.  Purchase or sell commodities or commodity contracts.

     11.  Issue any senior securities except as permitted under the 1940 Act.

     The following non-fundamental investment restrictions may be changed by the Board of Trustees without a shareholder vote. Under these restrictions, the Fund may not:

     12. Invest more than 5% of the value of its total assets in warrants or more than 2% of such value in warrants which are not listed on the New York or American Stock Exchanges, except that warrants attached to other securities are not subject to these limitations.

     13. Purchase securities restricted as to resale if, as a result, (i) more than 10% of the Fund's total assets would be invested in such securities, or (ii) more than 5% of the Fund's total assets (excluding any securities eligible for resale under Rule 144A under the Securities Act of 1933) would be invested in such securities.

     14. Invest in (a) securities which at the time of such investment are not readily marketable, (b) securities restricted as to resale, and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Fund's net assets (taken at current value) would then be invested in the aggregate in securities described in (a), (b), and (c) above.

     15.  Invest in securities of other registered investment companies.

     16. Purchase securities on margin or sell securities short, or participate on a joint or a joint and several basis in any trading account in securities.

     17. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which invest in or sponsor such programs.

     18. Purchase or retain the securities of any issuer, if, to the knowledge of the Fund, the officers, directors and employees of the Fund or of the Adviser who individually own more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of the securities of such issuer.

     19. Purchase securities for the purpose of exercising control over another company.

The International Fund

     The following investment restrictions provide that the International Fund may not:

     1. Borrow money, except that the Fund may borrow from banks up to 20% of the value of its total assets as a temporary measure for extraordinary or emergency needs, for example, to enable the Fund to meet redemption requests or to settle transactions on different stock markets where different settlement dates apply which might otherwise require the sale of portfolio securities at a time when it would not be in the Fund's best interests to do so. Up to 5% of the Fund's total assets may be borrowed from non-banking institutions. The Fund may not, however, borrow money for investment purposes.

     2. Mortgage, pledge or hypothecate more than 5% of the value of its total assets, and then only to secure borrowings effected within the above restriction. For purposes of this restriction, collateral arrangements with respect to options, financial futures contracts, options on futures contracts, when-issued or delayed delivery securities, forward contracts, or similar collateral arrangements which may be required in connection with securities transactions by the 1940 Act are not considered a pledge of assets.

     3. Make loans of money or portfolio securities, except through the purchase of debt obligations or repurchase agreements in which the Fund may invest consistent with its investment objective and policies.

     4. Purchase any securities if, immediately after such purchase, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers in the same industry. For purposes of this restriction, the obligations of each foreign government are deemed to constitute an industry.

     5. Invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities, or any class of securities, of any one issuer. For purposes of this restriction, all outstanding debt securities of an issuer are considered as one class, and all preferred stock of an issuer is considered as one class. (This restriction does not apply to obligations issued or guaranteed by the U.S. or foreign governments, or their respective agencies or instrumentalities.)

     6. Invest more than 10% of the value of its total assets in warrants or more than 2% of such value in warrants which are not listed on the New York Stock Exchange, American Stock Exchange, or one of the major foreign stock exchanges, except that warrants attached to other securities in which the Fund invests are not subject to these limitations.

     7. Invest more than 15% of the value of its net assets in securities which are not readily marketable or which are restricted as to resale under the U.S. federal securities laws, excluding any such securities that have been determined by the Trustees (or the person(s) designated by them to make such determinations) to be readily marketable.

     8. Engage in the underwriting of the securities of other issuers, except to the extent that the Fund may be deemed to be an underwriter under the Securities Act of 1933 in selling its portfolio securities.

     9. Invest in securities of other U.S. or foreign investment companies, except that: (a) the Fund may purchase such securities in the open market, without regard to section (b) below, provided that immediately thereafter (i) not more than 10% of the Fund's total assets would be invested in such securities, (ii) not more than 5% of the Fund's total assets would be invested in securities of any one investment company, and (iii) not more than 3% of the total outstanding voting stock of any one investment company would be owned by the Fund; or (b) the Fund may acquire such securities as part of a merger, consolidation, reorganization, acquisition of assets, offer of exchange or as a dividend.

     10. Purchase securities on margin, sell securities short, maintain a short position or participate on a joint or a joint and several basis in any trading account in securities, except that the Fund may (i) obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities; (ii) purchase or sell futures contracts; and (iii) deposit or pay initial or variation margin in connection with financial futures contracts or related options transactions.

     11. Purchase or sell put options, call options, or combinations thereof, except that the Fund may (i) write covered call and secured put options and enter into closing purchase transactions with respect to such options, (ii) purchase put and call options, provided that the premiums on all outstanding options do not exceed 5% of its total assets, and enter into closing sale transactions with respect to such options; and (iii) engage in financial futures contracts and related options transactions to seek to hedge against either a decline in the value of securities included in the Fund's portfolio or an increase in the price of securities which the Fund plans to purchase in the future.

     12. Purchase or sell commodities or commodity contracts, except that the Fund may enter into financial futures contracts, options contracts, options on futures contracts and forward foreign currency exchange contracts as described in the Prospectus and Statement of Additional Information.

     13. Purchase or sell real estate (although it may purchase securities of issuers that engage in real estate operations, securities that are secured by interests in real estate, or securities that represent interests in real estate, including real estate investment trusts).

     14. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which invest in or sponsor such programs.

     15. Purchase or retain the securities of any issuer if, to the knowledge of the Fund, the officers, trustees and employees of the Fund or of the Fund's investment adviser or sub-investment adviser who individually own more than one half of 1% of the outstanding securities of such issuer together own more than 5% of the securities of such issuer.

     16. Purchase securities for the purpose of exercising control over another company.

     17. Issue any "senior securities" as defined in the 1940 Act (except for engaging in futures and options transactions as well as any other investment techniques set forth in the Prospectus or Statement of Additional Information, and except for borrowing subject to the restrictions set forth under Investment Restriction 1, above).

     The Emerging Markets Fund

     The following fundamental investment restrictions provide that the Emerging Markets Fund may not:

     1. Borrow money, except that the Fund may borrow from banks up to 20% of the value of its total assets as a temporary measure for extraordinary or emergency needs, for example, to enable the Fund to meet redemption requests or to settle transactions on different stock markets where different settlement dates apply which might otherwise require the sale of portfolio securities at a time when it would not be in the Fund's best interests to do so. Up to 5% of the Fund's total assets may be borrowed from non-banking institutions. The Fund may not, however, borrow money for investment purposes.

     2. Mortgage, pledge or hypothecate more than 5% of the value of the Fund's total assets, and then only to secure borrowings effected within the above restriction. Neither the deposit in escrow of underlying securities in connection with the writing of call options, nor the deposit in escrow of U.S. Treasury bills in connection with the writing of put options, nor the deposit of cash and cash equivalents in a segregated account with the Fund's custodian or in a margin account with a broker in connection with futures transactions, options transactions, nor the writing of call and put options in spread transactions, is deemed to be a pledge.

     3. Make loans to other persons except for loans of portfolio securities and except through the purchase of debt obligations and repurchase agreements in which the Fund may invest, consistent with its investment objectives and policies, provided that repurchase agreements maturing in more than seven days, when taken together and at current value, may not exceed 15% of the Fund's net assets.

     4. Purchase any securities if, immediately after such purchase, more than 25% of the value of a Fund's total assets would be invested in the securities of issuers in the same industry. There is no limitation as to the Fund's investments in obligations issued by U.S. branches of domestic banks or issued or guaranteed by the U.S. government, its agencies or instrumentalities. For purposes of this restriction, the obligations of each foreign government are deemed to constitute an industry.

     5. Purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities and investment companies) if as a result, more than 5% of the Fund's total assets (taken at current value) would then be invested in the securities of any one issuer, or purchase more than 10% of the outstanding voting securities, or any class of securities, of any one issuer. For purposes of this restriction, all outstanding debt securities of an issuer are considered as one class, and all preferred stock of an issuer is considered as one class. (This restriction does not apply to obligations issued or guaranteed by the U.S. or foreign governments, or their respective agencies or instrumentalities.)

     6. Engage in the underwriting of the securities of other issuers, except to the extent that the Fund may be deemed to be an underwriter under the Securities Act of 1933 in selling its portfolio securities.

     7. Purchase or sell commodities or commodity contracts, except that the Fund may enter into financial futures contracts, options contracts, options on futures contracts and forward foreign currency exchange contracts as described in the Prospectus and Statement of Additional Information.

     8. Purchase or sell real estate (although it may purchase securities of issuers that engage in real estate operations, securities that are secured by interests in real estate, or securities that represent interests in real estate, including real estate investment trusts).

     9. Issue any "senior securities" as defined in the 1940 Act (except for engaging in futures and options transactions as well as any other investment techniques described in the Prospectus or Statement of Additional Information, and except for borrowing subject to the restrictions set forth under Investment Restriction 1, above).

     The following non-fundamental investment restrictions may be changed by vote of the Board of Trustees, without a vote of shareholders. Under these restrictions, the Fund may not:

     10. Purchase securities for the purpose of exercising control over another company.

     11. Purchase or sell put options, call options, or combinations thereof, except that the Fund may (i) write covered call and secured put options and enter into closing purchase transactions with respect to such options, (ii) purchase put and call options, provided that the premiums on all outstanding options do not exceed 5% of its total assets, and enter into closing sale transactions with respect to such options; and (iii) engage in financial futures contracts and related options transactions to seek to hedge against either a decline in the value of securities included in the Fund's portfolio or an increase in the price of securities which the Fund plans to purchase in the future, or to increase the current return of its portfolio by writing covered call or covered put options, as each is described in the Prospectus and Statement of Additional Information.

     12. Invest more than 10% of the value of its total assets in warrants or more than 2% of such value in warrants which are not listed on the New York Stock Exchange, American Stock Exchange, or one of the major foreign stock exchanges, except that warrants attached to other securities in which the Fund invests are not subject to these limitations.

     13. Invest more than 15% of the value of its net assets in securities that are not readily marketable or which are restricted as to disposition under the U.S. securities laws or otherwise. This restriction shall not apply to securities purchased or sold pursuant to Rule 144A under the Securities Act of 1933. This restriction will apply to repurchase agreements maturing in more than seven days. This restriction will also apply to securities received as a result of a corporate reorganization or similar transaction affecting readily marketable securities already held in the Fund's portfolio. To the extent that securities received under these circumstances, together with other securities considered illiquid by the staff of the Securities and Exchange Commission ("SEC") or by the Portfolio's Board of Trustees, exceed the applicable percentage of the value of the Fund's total assets, the Fund will attempt to dispose of them in an orderly fashion in order to reduce its holdings in such securities to less than the applicable threshold.

     14. Purchase securities of other U.S. or foreign investment companies, except that the Fund may make such a purchase (a) in the open market provided that immediately thereafter (i) not more than 10% of the Fund's total assets would be invested in such securities; (ii) not more than 5% of the Fund's total assets would be invested in securities of any one investment company; and (iii) not more than 3% of the total outstanding voting stock of any one investment company would be owned by the Fund, or (b) as part of an offer of exchange, reorganization or as a dividend.

     15. Purchase securities on margin, sell securities short, maintain a short position or participate on a joint or a joint and several basis in any trading account in securities, except that the Fund may (i) obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities; (ii) purchase or sell futures contracts; and (iii) deposit or pay initial or variation margin in connection with financial futures contracts or related options transactions.

     16. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Funds may invest in the securities of companies which invest in or sponsor such programs.

     17. Purchase or retain the securities of any issuer if, to the knowledge of the Portfolio, the officers, trustees and employees of the Portfolio or of the Portfolio's investment manager or sub-investment manager who individually own more than one half of 1% of the outstanding securities of such issuer together own more than 5% of the securities of such issuer.

     The Bond Fund

     The following investment restrictions provide that the Bond Fund may not:

     1. Purchase any security other than those discussed under "Investment Objectives and Policies," as set forth in the Prospectus.

     2. Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation. This restriction does not apply to any obligation issued or guaranteed by the U.S. government, its agencies or instrumentalities.

     3. Borrow money, except that the Fund may (i) borrow up to 10% of the value of its total assets for temporary or emergency purposes; and
          (ii) engage in reverse repurchase agreements, dollar rolls or other transactions which may involve a borrowing from banks or other persons, provided that the aggregate amount involved in all such transactions shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law.

     4. Mortgage, pledge or hypothecate more than 5% of the value of its total assets, and then only to secure borrowings effected within the above restriction. For purposes of this restriction, collateral arrangements with respect to options, financial futures contracts, options on futures contracts, when-issued or delayed delivery securities, forward contracts, or similar collateral arrangements which may be required in connection with securities transactions by the 1940 Act are not considered a pledge of assets.

     5. Make loans to others, except through the purchase of debt obligations or repurchase agreements, or by lending the Fund's portfolio securities, consistent with its investment objectives, policies and techniques as set forth in the Prospectus or Statement of Additional Information.

     6. Purchase any securities other than the obligations of U.S. branches of domestic banks or of the U.S. government, or its agencies or instrumentalities, if, immediately after such purchase, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers in the same industry. For the purpose of this restriction, gas, electric, water and telephone utilities will each be treated as a separate industry.

     7. With respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities, or any other class of securities, of any one issuer. For purposes of this restriction, all outstanding debt securities of an issuer are considered as one class, and all preferred stock of an issuer is considered as one class. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

     8. Invest more than 5% of the value of its total assets in warrants or more than 2% of such value in warrants which are not listed on the New York or American Stock Exchanges, except that warrants attached to other securities in which the Fund invests are not subject to these limitations.

     9. Invest more than 15% of the value of its net assets in securities which are not readily marketable or which are restricted as to resale under federal securities laws, excluding any such securities that have been determined by the Trustees (or the person(s) designated by them to make such determinations) to be readily marketable.

     10. Engage in the underwriting of the securities of other issuers, except to the extent that the Fund may be deemed to be an underwriter under the Securities Act of 1933 in selling portfolio securities.

     11. Purchase securities on margin or sell securities short, or participate on a joint or a joint and several basis in any trading account in securities, except that the Fund may (i) obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities; (ii) purchase or sell futures contracts; and (iii) deposit or pay initial or variation margin in connection with financial futures contracts or related options transactions.

     12. Purchase or sell commodities or commodity contracts, except that the Fund may invest in financial futures contracts, options and options on financial futures contracts as described in the Prospectus and Statement of Additional Information.

     13. Purchase or sell real estate (although it may purchase securities of issuers that engage in real estate operations), securities that are secured by interests in real estate, or securities that represent interests in real estate, including real estate investment trusts.

     14. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which invest in or sponsor such programs.

     15. Purchase or retain the securities of any issuer if, to the knowledge of the Fund, the officers, trustees and employees of the Fund or of the Adviser who individually own more than one-half of 1% of the outstanding securities of such issuer together own more than 5% of the securities of such issuer.

     16. Purchase securities for the purpose of exercising control over another company.

     17. Issue any "senior securities" as defined in the 1940 Act, except for engaging in futures and options transactions as well as any other investment techniques set forth in the Prospectus or the Statement of Additional Information, and except for borrowing subject to the restrictions set forth under Investment Restriction 3, above.

     18. Purchase or sell put options, call options, or combinations thereof, except that the Fund may (i) write covered call and secured put options and enter into closing purchase transactions with respect to such options, (ii) purchase put and call options, provided that the premiums on all outstanding options do not exceed 5% of its total assets, and enter into closing sale transactions with respect to such options; and (iii) engage in financial futures contracts and related options transactions to seek to hedge against either a decline in the value of securities included in the Fund's portfolio or an increase in the price of securities which the Fund plans to purchase in the future.

     19. Invest in securities of other investment companies, except that: (a) the Fund may purchase such securities in the open market, without regard to section (b), below, provided that immediately thereafter (i) not more than 10% of the Fund's total assets would be invested in such securities, (ii) not more than 5% of the Fund's total assets would be invested in securities of any one investment company, and (iii) not more than 3% of the total outstanding voting stock of any one investment company would be owned by the Fund; or (b) the Fund may acquire such securities as part of a merger, consolidation, reorganization, acquisition of assets, offer of exchange or as a dividend.

The Tax-Exempt Fund

     The following investment restrictions provide that the Tax-Exempt Fund may not:

     1. Purchase securities other than Municipal Obligations (as that term is defined in the Prospectus) and certain taxable obligations as set forth in the Prospectus and Statement of Additional Information.

     2. Borrow money, except that the Fund may borrow up to 10% of the value of its total assets as a temporary measure for extraordinary or emergency needs, such as enabling the Fund to meet redemption requests which might otherwise require the sale of portfolio securities at a time when it is not in the Fund's best interests. The Fund may not, however, borrow money for investment purposes.

     3. Mortgage, pledge or hypothecate more than 5% of the value of its total assets, and then only to secure borrowings effected within the above restriction. For purposes of this restriction, collateral arrangements with respect to options, financial futures contracts, options on futures contracts, when-issued or delayed delivery securities, forward contracts, or similar collateral arrangements which may be required in connection with securities transactions by the 1940 Act are not considered a pledge of assets.

     4. Purchase securities on margin, sell securities short or participate on a joint or a joint and several basis in any trading account in securities, except that the Fund may (i) obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities; (ii) purchase or sell futures contracts; and (iii) deposit or pay initial or variation margin in connection with financial futures contracts or related options transactions.

     5. Underwrite the securities of other issuers, except to the extent that the Fund may be deemed to be an underwriter under the Securities Act of 1933 in selling portfolio securities and except that the Fund may bid separately or as part of a group for the purchase of Municipal Obligations directly from an issuer for its own portfolio to take advantage of the lowest purchase price available.

     6. Invest more than 15% of the value of its net assets in securities which are not readily marketable or which are restricted as to resale under federal securities laws, excluding any such securities that have been determined by the Trustees (or the person(s) designated by them to make such determinations) to be readily marketable.

     7. Purchase or sell real estate or real estate limited partnerships, but this shall not prevent the Fund from investing in Municipal Obligations secured by real estate or interests therein.

     8. Purchase or sell commodities or commodity contracts, except that the Fund may enter into financial futures contracts, options contracts and options on futures contracts as described in the Prospectus and Statement of Additional Information.

     9. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of issuers which invest in or sponsor such programs.

     10. Make loans to others, except through the purchase of debt obligations or repurchase agreements or by lending the Fund's portfolio securities consistent with its investment objectives, policies and techniques as set forth in the Prospectus or Statement of Additional Information.

     11. Invest more than 5% of its assets in the obligations of any issuer, except that up to 25% of the value of the Fund's total assets may be invested, and securities issued or guaranteed by the U.S. government or its agencies or instrumentalities may be purchased, without regard to any such limitations. For purposes of this Investment Restriction, identification of the "issuer" will be based on a determination of the source of assets and revenues committed to meeting interest and principal payments of each security.

     12. Invest more than 25% of its assets in the securities of issuers in any single industry; provided that there shall be no limitation on the purchase of Municipal Obligations. For purposes of this Investment Restriction, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry."

     13. Purchase more than 10% of the voting securities of any issuer or invest in companies for the purpose of exercising control.

     14. Invest in securities of other investment companies, except that: (a) the Fund may purchase such securities in the open market, without regard to section (b), below, provided that immediately thereafter (i) not more than

          10% of the Fund's total assets would be invested in such securities,
          (ii) not more than 5% of the Fund's total assets would be invested in securities of any one investment company, and (iii) not more than 3% of the total outstanding voting stock of any one investment company would be owned by the Fund; or (b) the Fund may acquire such securities as part of a merger, consolidation, reorganization, acquisition of assets, offer of exchange or as a dividend.

     15. Purchase or retain the securities of any issuer if, to the knowledge of the Fund, the officers, trustees and employees of the Fund or of the Fund's investment adviser who individually own more than one-half of 1% of the outstanding securities of such issuer together own more than 5% of the securities of such issuer.

     16. Issue any "senior securities" as defined in the 1940 Act, except for engaging in futures and options transactions as well as any other investment techniques set forth in the Prospectus or Statement of Additional Information, and except for borrowing subject to the restrictions set forth under Investment Restriction 2, above.

     17. Purchase or sell put options, call options, or combinations thereof, except that the Fund may (i) write covered call and secured put options and enter into closing purchase transactions with respect to such options, (ii) purchase put and call options, provided that the premiums on all outstanding options do not exceed 5% of its total assets, and enter into closing sale transactions with respect to such options; and (iii) engage in financial futures contracts and related options transactions to seek to hedge against either a decline in the value of securities included in the Fund's portfolio or an increase in the price of securities which the Fund plans to purchase in the future.

The Cash Fund

     The following investment restrictions provide that the Cash Fund may not:

     1. Purchase the securities of any issuer if, immediately after such purchase, more than 5% of the Fund's total assets, taken at market value, would be invested in such securities.

     2. Purchase any securities, other than obligations of the U.S. government or its agencies or instrumentalities, if, immediately after such purchase, more than 10% of the outstanding voting securities of one issuer would be owned by the Fund.

     3. Purchase any securities, other than obligations of U.S. branches of domestic banks or of the U.S. government, or its agencies or instrumentalities, if, immediately after such purchase, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers in the same industry.

     4. Make loans to others, except through the purchase of debt obligations and repurchase agreements in which the Fund may invest, consistent with its investment objective and policies.

     5. Purchase or retain the securities of any issuer if any officer or trustee of the Fund is an officer or director of such issuer and owns beneficially more than one-half of 1% of the securities of such issuer and all of the officers and trustees of the Fund and its investment adviser together own more than 5% of the securities of such issuer.

     6. Purchase or sell real estate; however, the Fund may purchase marketable securities issued by the companies which invest in real estate or interests therein.

     7.   Purchase securities on margin or sell short.

     8. Purchase or sell commodities or commodity futures contracts, or oil, gas or mineral exploration or development programs.

     9.   Underwrite securities of other issuers.

     10. Purchase warrants, or write, purchase or sell puts, calls, straddles, spreads or combinations thereof.

     11. Participate on a joint or joint-and-several basis in any securities trading account.

     12.  Purchase the securities of any other investment company.

     13. Purchase securities of any issuer for the purpose of exercising control or management.

     14. Borrow money, except from banks for temporary or emergency purposes or to meet redemption requests which might otherwise require the untimely disposition of securities (not for leveraging), provided that borrowing in the aggregate may not exceed 10% of the value of the Fund's total assets, including the amount borrowed, at the time of such borrowing.

     15. Mortgage, pledge or hypothecate any assets except in connection with any borrowing and in amounts not in excess of 10% of the value of the Fund's total assets at the time of such borrowing or make additional investments during any period that borrowings exceed 5% of the value of the Fund's total assets.

     16. Issue any senior securities (except for borrowing subject to the restrictions set forth in the Prospectus).

     17. Invest more than 10% of the value of its net assets in securities which are not readily marketable or which are restricted as to resale under federal securities laws, excluding any such securities that have been determined by the trustees (or the person(s) designated by them to make such determinations) to be readily marketable.

     18. Underwrite securities of other issuers, except to the extent that the Fund or its investment adviser may be deemed to be an underwriter under the Securities Act of 1933 in selling portfolio securities.

The Asset Allocation Fund

     The following investment restrictions provide that the Asset Allocation Fund may not:

     1. Purchase or sell put options, call options, or combinations thereof, except that the Fund may (i) write covered call and secured put options and enter into closing purchase transactions with respect to such options, (ii) purchase put and call options, provided that the premiums on all outstanding options do not exceed 5% of its total assets, and enter into closing sale transactions with respect to such options; and (iii) engage in financial futures contracts and related options transactions to seek to hedge against either a decline in the value of securities included in the Fund's portfolio or an increase in the price of securities which the Fund plans to purchase in the future.

     2. Borrow money, except that the Fund may borrow up to 10% of the value of its total assets as a temporary measure for extraordinary or emergency needs, such as enabling the Fund to meet redemption requests which might otherwise require the sale of portfolio securities at a time when it is not in the Fund's best interests. The Fund may not, however, borrow money for investment purposes.

     3. Mortgage, pledge or hypothecate more than 5% of the value of its total assets, and then only to secure borrowings effected within the above restriction. For purposes of this restriction, collateral arrangements with respect to options, financial futures contracts, options on futures contracts, when-issued or delayed delivery securities, forward contracts, or similar collateral arrangements which may be required in connection with securities transactions by the 1940 Act are not considered a pledge of assets.

     4. Engage in the underwriting of securities, except to the extent that the Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

     5. Invest in real estate, real estate limited partnership interests, securities that are secured by interests in real estate, or securities that represent interests in real estate, including real estate investment trusts, although the Fund may purchase securities of issuers which engage in real estate operations.

     6. Invest in commodities or commodity contracts, except that it may invest in financial futures contracts, options and options on financial futures contracts as described in the Prospectus or Statement of Additional Information.

     7. Make loans to others, except through the purchase of debt obligations or repurchase agreements, or by lending the Fund's portfolio securities consistent with its investment objectives, policies and techniques as set forth in the Prospectus or Statement of Additional Information.

     8. Invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities, or any other class of securities, of any one issuer. For purposes of this 10% restriction, all outstanding debt securities of an issuer are considered as one class, and all preferred stock of an issuer is considered as one class. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities or to any security issued by any investment company or series thereof.

     9. Invest 25% or more of its assets in securities of issuers in any one industry. For the purpose of this restriction, gas, electric, water and telephone utilities will each be treated as a separate industry.

     10. Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation. The restriction does not apply to any obligation issued or guaranteed by the U.S. government, its agencies or instrumentalities.

     11. Purchase or retain the securities of any issuer if, to the knowledge of the Fund, those officers and trustees of the Fund or of the Fund's investment adviser who individually own more than one-half of 1% of the outstanding securities of such issuer together own more than 5% of such securities.

     12. Issue any "senior securities" as defined in the 1940 Act, except for engaging in futures and options transactions as well as any other investment techniques set forth in the Prospectus or Statement of Additional Information, and except for borrowing subject to the restrictions set forth under Investment Restriction 2, above.

     13. Purchase securities for the purpose of exercising control over another company.

     14. Purchase securities on margin or sell securities short or participate on a joint or a joint and several basis in any trading account in securities, except that the Fund may (i) obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities, (ii) purchase or sell futures contracts; and (iii) deposit or pay initial or variation margin in connection with financial futures contracts or related options transactions.

     15. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which invest in or sponsor such programs.

     16.  Invest in the securities of other investment companies, except that
          (a) during any period in which the Fund operates as a "fund of funds" in accordance with the Prospectus and applicable law, and notwithstanding (b) and (c) below, the Fund may purchase, without limit, shares of The Guardian Park Avenue Fund, The Guardian Investment Quality Bond Fund and The Guardian Cash Management Fund, and any other mutual fund currently existing or hereafter created whose investment adviser is the Fund's adviser or an affiliate thereof, or the respective successors in interest of any such mutual fund or adviser; (b) during any period in which the Fund does not operate as a "fund of funds" in accordance with the Prospectus, the Fund may purchase securities of other investment companies in the open market, without regard to section (c) below, provided that immediately thereafter (i) not more than 10% of the Fund's total assets would be invested in such securities, (ii) not more than 5% of the Fund's total assets would be invested in securities of any one investment company, and (iii) not more than 3% of the total outstanding voting stock of any one investment company would be owned by the Fund; or (c) the Fund may acquire securities of other investment companies as part of a merger, consolidation, reorganization, acquisition of assets, offer of exchange or as a dividend.

     17. Invest more than 10% of the value of its total assets in warrants or more than 2% of such value in warrants which are not listed on the New York or American Stock Exchanges, except that warrants attached to other securities in which the Fund invests are not subject to these limitations.

     18. Invest more than 15% of the value of its net assets in securities which are not readily marketable or which are restricted as to resale under federal securities laws, excluding any such securities that have been determined by the Trustees (or the person(s) designated by them to make such determinations) to be readily marketable.

Additional Investment Restrictions

     The Park Avenue Fund will not issue any "senior securities" as defined in the 1940 Act, except for any investment technique set forth in the Prospectus or Statement of Additional Information which may be treated as a senior security, or except for borrowing subject to the Fund's Investment Restriction Number 3.

     Notwithstanding the reservation of right provided by its Investment Restriction No. 6, the Bond Fund will not purchase any securities of U.S. branches of domestic banks if, immediately after such purchase, more than 25% of the Fund's total assets would be invested in such securities.

                       INVESTMENT OBJECTIVES AND POLICIES

     The following information supplements the information contained in the Prospectus section entitled "Investment Objectives and Policies."

The International Fund and the Emerging Markets Fund

     Several foreign governments permit investments by non-residents only through participation in certain specifically organized investment companies. Subject to the provisions of the 1940 Act, the International Fund and the Emerging Markets Fund may invest in the shares of other investment companies. In addition, pursuant to exemptive relief granted to those Funds under the 1940 Act, a portion of the equity and convertible securities which may be acquired by the Funds may be issued by foreign companies that, in each of their most recent fiscal years, derived more than 15% of their gross revenues from their activities as brokers, dealers, underwriters or investment advisers.

     The International Fund may also invest a portion of its assets in unit trusts organized in the United Kingdom (which are analogous to United States mutual funds) and which invest in smaller foreign markets than those in which the International Fund would ordinarily invest directly. GBG and BG Overseas, the International Fund's investment advisers, believe that investments in such unit trusts will enhance the geographical diversification of the Fund's assets while reducing the risks associated with investing in certain smaller foreign markets. Investments by the International Fund in such unit trusts are likely to provide increased liquidity and lower transaction costs than are normally associated with direct investments in such markets. At the present time, the International Fund intends to limit its investments in unit trusts, together with its investments in other investment companies, to no more than 5% of its total assets.

The Park Avenue Fund, The Small Cap Fund, The Bond Fund, The Tax-Exempt Fund and The Asset Allocation Fund

     Convertible securities purchased by the Park Avenue Fund, the Small Cap Fund and the Asset Allocation Fund, and debt securities purchased by the Bond Fund and the Tax-Exempt Fund will primarily be "investment grade," i.e., rated in one of the top four rating categories established by nationally recognized statistical rating organizations like Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Group ("Standard & Poor's"). Under normal conditions, less than 5% of the assets of the Park Avenue Fund, the Small Cap Fund and the Asset Allocation Fund, and less than 10% of the other named Funds' assets, will consist of securities rated lower than "investment grade." Such holdings will typically result from reductions in the ratings of securities after such securities were acquired by the Funds as "investment grade" securities, though the Park Avenue Fund, the Small Cap Fund and the Asset Allocation Fund may acquire convertible securities without regard to their ratings.

     Lower rated securities may be subject to certain risks not typically associated with "investment grade" securities, such as the following: (1) the market for lower rated securities, which expanded rapidly during a period of economic expansion, has only been tested during one period of economic downturn;
(2) reliable and objective information about the value of lower rated obligations may be difficult to obtain because the market for such securities may be thinner and less active than that for investment grade obligations; (3) adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower than investment grade obligations, and, in turn, adversely affect their market; (4) companies that issue lower rated obligations may be in the growth stage of their development, or may be financially troubled or highly leveraged, so they may not have more traditional methods of financing available to them; (5) when other institutional investors dispose of their holdings of lower rated debt securities, the general market and the prices for such securities could be adversely affected; and (6) the market for lower rated securities could be impaired if legislative proposals to limit their use in connection with corporate reorganizations or to limit their tax and other advantages are enacted.

The Bond Fund and The Asset Allocation Fund

     The Bond Fund and the Asset Allocation Fund may purchase mortgage-backed securities, such as collateralized mortgage obligations ("CMOs") and mortgage pass-throughs.

     Payments of principal and interest on the mortgage obligations underlying CMOs are not passed through directly to the holders. Rather, they are made to an independent trustee created specifically for the allocation of such interest and principal payments because CMOs are frequently issued in a variety of classes or series which are designed to be retired sequentially as the underlying mortgages are repaid. In the event of prepayment on such mortgages, the class of obligations next scheduled to mature generally will be paid down first. Thus, even if the issuer does not supply additional collateral, there will be sufficient collateral to secure the obligations which remain outstanding. A mortgage pass-through, on the other hand, is secured by a pool of mortgages with common characteristics, so it will not have the class structure associated with CMOs. For this reason, payments of principal and interest on the underlying mortgages can be passed-through to all holders of the mortgage pass-through. And, all such holders will share the same pre-payment risk.

     Many factors affect the frequency of unscheduled prepayments or refinancings of the underlying mortgages, including interest rate changes, economic conditions, the ages of the mortgages and locations of the mortgaged properties. Prepayments on mortgage obligations tend to occur more frequently after interest rates generally have declined. The return provided to the Funds will be lower if the proceeds of prepaid mortgage-backed securities are reinvested in securities that provide lower coupons. In addition, the Funds may suffer losses on prepaid obligations which were acquired at a premium.

     When interest rates are rising, mortgage-backed securities may suffer price declines, particularly if their durations extend because mortgage prepayments or refinancings slow down. Securities that have lost value will have an adverse impact on a Fund's total return.

     Stripped mortgage securities are another type of mortgage-backed security. Stripped mortgage securities are created by separating the interest and principal payments generated by a pool of mortgage-backed bonds to create two classes of securities. Generally, one class receives only interest payments
(IOs) and one principal payments (POs). IOs and POs are acutely sensitive to interest rate changes and to the rate of principal prepayments. They are very volatile in price and may have lower liquidity than most mortgage-backed securities. Certain CMOs may also exhibit these qualities, especially those which pay variable rates of interest which adjust inversely with and more rapidly than short-term interest rates. The Portfolio's Board of Trustees has adopted procedures for use by GISC, the investment adviser to these Funds, to ascertain the liquidity and fair value of their investments, including their mortgage-backed securities holdings. There is no guarantee that the Funds' investments in CMOs, IOs or POs will be successful, and the Funds' total return could be adversely affected as a result.

The Park Avenue Fund, The Small Cap Fund, The International Fund, The Emerging Markets Fund and The Asset Allocation Fund

     As described in the Prospectus, the Park Avenue Fund, the Small Cap Fund, the International Fund, the Emerging Markets Fund and the Asset Allocation Fund are permitted to invest in convertible securities. Convertible securities are fixed-income securities, such as bonds or preferred stock, which may be converted at a stated price within a specified period of time into a specific number of shares of common stock of the same or a different issuer. Convertible securities also have characteristics similar to non-convertible debt securities in that they ordinarily provide income with generally higher yields than those of common stock of the same or a similar issuer. However, convertible securities are usually subordinated to non-convertible debt securities. Convertible securities carry the potential for capital appreciation should the value of the underlying common stock increase, but they are subject to a lesser risk of a decline in value, relative to the underlying common stock, due to their fixed-income nature. Due to the conversion feature, however, the interest rate or dividend rate on a convertible security is generally less than would be the case if the securities were not convertible.

     In evaluating a convertible security the investment advisers look primarily at the attractiveness of the underlying common stock and at the fundamental business strengths of the issuer. Other factors considered by the investment advisers include the yield of the convertible security in relation to the yield of the underlying common stock, the premium over investment value and the degree of call protection.

The Tax-Exempt Fund

     Diversification. For the purpose of diversification under the 1940 Act, the identification of the issuer of Municipal Obligations depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if that bond is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees a security, such a guaranty would be considered a separate security and will be treated as an issue of such government or other entity.

     Municipal Lease/Purchase Agreements. The Tax-Exempt Fund may invest in Municipal Lease/Purchase Agreements which are similar to installment purchase contracts for property or equipment. These obligations typically are not fully backed by the issuing municipality's credit and their interest may become taxable if the lease is assigned. If the governmental issuer does not appropriate sufficient funds for the following year's lease payments, the lease will terminate, with the possibility of default on the lease obligation, which may result in loss to the Fund.

     Stand-by Commitments. The Tax-Exempt Fund may acquire stand-by commitments from brokers, dealers or banks to facilitate its portfolio liquidity. Under a stand-by commitment, the obligor must repurchase, at the Fund's option, specified securities held in the Fund's portfolio at a specified price. Thus, stand-by commitments are comparable to put options. The exercise of a stand-by commitment is subject to the ability of the seller to make payment on demand. The Tax-Exempt Fund does not intend to exercise its rights under stand-by commitments for trading purposes. The Tax-Exempt Fund may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying Municipal Obligation and similarly decreasing such security's yield. Gains realized in connection with stand-by commitments will be taxable.

     Tender Option Bonds. The Tax-Exempt Fund may invest in tender option bonds, which generally are long-term Municipal Obligations which are coupled with options to tender the underlying Municipal Obligations to third-party financial institutions at periodic intervals. Holders of tender option bonds pay periodic fees to the financial institution(s) that provide(s) the option(s). Such fees are typically equal to the difference between the Municipal Obligation's fixed coupon rate and the rate at or near the commencement of the option period that would cause the securities, coupled with the tender option, to trade at par on the date that a remarketing or similar agent would make the relevant rate determinations. Thus, the holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying Municipal Obligation and for other reasons. Accordingly, GISC will consider, on an ongoing basis, the creditworthiness of: (1) the issuers of Municipal Obligations which are coupled with tender options; (2) any custodian; and (3) the provider of the tender option.

     The Fund will purchase tender option bonds only when it is satisfied that any custodial arrangements and the tender option arrangements, including the fee payment arrangements, will not adversely affect the tax-exempt status of the underlying Municipal Obligations and that payment of any tender fees will not have the effect of creating taxable income for the Fund. Based on the tender option bond agreement, the Fund expects to be able to value the tender option bond at par; however, the value of the instrument will be monitored to assure that it is valued at fair value.

     Other. The Tax-Exempt Fund may also invest in Municipal Obligations with embedded derivatives. Such securities increase their interest rate payments to the holder if rates go up and prices correspondingly decline. As the price of a security goes down, the income goes up, offsetting the price decline.

     Ratings of Municipal Obligations. Subsequent to its purchase by the Fund, an issue of rated Municipal Obligations may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the sale of such Municipal Obligations by the Fund, but GISC will consider such event in determining whether the Fund should continue to hold the Municipal Obligations. To the extent that the ratings given by Moody's or Standard & Poor's for Municipal Obligations may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for its investments in accordance with the investment policies contained in the Prospectus and this Statement of

Additional Information. See the Appendix to this Statement of Additional Information for a more detailed discussion of securities ratings.

SPECIAL INVESTMENT TECHNIQUES

     Each Fund has an investment objective which it pursues through its stated investment policies and special investment techniques. There can be no assurance that the objective of a Fund will be achieved. The following is a description of certain of the special investment techniques which may be used by the investment advisers on behalf of the Funds to the extent permitted by the Funds' investment restrictions. This section supplements the description of "Special Investment Techniques" contained in the Prospectus.

Options on Securities.

     General. Each of the International Fund, the Emerging Markets Fund, the Bond Fund, the Tax-Exempt Fund and the Asset Allocation Fund may purchase put and call options and write (sell) covered call options and secured put options. As a covered call option writer, a Fund must own securities which are acceptable for the purpose of covering any outstanding options. So long as the Fund is obligated as a writer of a put option, it will invest an amount not less than the exercise price of the put option in eligible securities (i.e., cash or cash equivalents). These duties reduce a Fund's flexibility to pursue other investment opportunities while options are outstanding.

     During the option period, the covered call writer gives up the potential for capital appreciation above the exercise price should the underlying security rise in value, and the secured put writer retains the risk of loss should the underlying security decline in value. For the covered call writer, substantial appreciation in the value of the underlying security would result in the writer having to deliver the underlying security to the holder of the option at the exercise price, which will likely be lower than the security's value. For the secured put writer, substantial depreciation in the value of the underlying security would result in the exercise of the option by the holder, thereby obligating the writer to purchase the underlying securities at the exercise price, which will likely exceed the security's value. If a covered call option expires unexercised, the writer realizes a gain and the buyer a loss in the amount of the premium. If the covered call option writer has to sell the underlying security because of the exercise of the call option, the writer realizes a gain or loss from the sale of the underlying security, with the proceeds being increased by the amount of the premium. If a secured put option expires unexercised, the writer realizes a gain and the buyer a loss in the amount of the premium. If the secured put writer has to buy the underlying security because of the exercise of the put option, the secured put writer incurs an unrealized loss to the extent that the current market value of the underlying security is less than the exercise price of the put option. However, this would be offset in whole or in part by gain from the premium received and any interest income earned on the investment of the premium.

     The exercise price of an option may be below, equal to or above the current market value of the underlying security at the time the option is written. The buyer of a put who also owns the related security is protected by ownership of a put option against any decline in that security's price below the exercise price less the amount paid for the option. The ability to purchase put options allows a Fund to protect capital gains in an appreciated security which is already owned, without being required to actually sell that security. At times a Fund may seek to establish a position in securities upon which call options are available. By purchasing a call option a Fund is able to fix the cost of acquiring the security, this being the cost of the call plus the exercise price of the option. This procedure also provides some protection from an unexpected downturn in the market, because a Fund is only at risk for the amount of the premium paid for the call option which it can, if it chooses, permit to expire.

     The Funds named above may also write or purchase spread options, which are options for which the exercise price may be a fixed monetary spread or yield spread between the security underlying the option and another security that is used as a benchmark. Spread options involve the same risks as are associated with purchasing and selling options on securities generally, as described above. The writer (seller) of a spread option which expires unexercised realizes a gain in the amount of the premium and any interest earned on the investment of the premium. However, if the spread option is exercised, the writer will forego the potential for capital appreciation or incur an unrealized loss to the extent the market value of the underlying security exceeds or is less than the exercise price of such spread option. The purchaser of a spread option incurs costs equal to the amount of the premium paid for such option if the spread option expires unexercised, or the associated transaction costs if the purchaser closes out the spread option position.

     A Fund which is authorized to buy and sell options may purchase a put option and a call option, each with the same expiration date, on the same underlying security. The Fund will profit from the combination position if an increase or decrease in the value of the underlying security is sufficient for the Fund to profit from exercise of either the call option or the put option. Combined option positions involve higher transaction costs (because of the multiple positions taken) and may be more difficult to open and close out than other option positions.

     Options on Securities Indices. The Funds named above may write or purchase options on securities indices, subject to their general investment restrictions regarding options transactions. Index options offer the Funds the opportunity to achieve many of the same objectives sought through the use of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike security options, all settlements are in cash and gain or loss depends on the aggregate price movements in the relevant index rather than price movements in individual securities.

     Price movements in securities which the Funds own or intend to purchase probably will not correlate perfectly with movements in the level of a securities index and, therefore, the Funds bear the risk of a loss on a securities index option which is not completely offset by movements in the price of such securities. Because securities index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on a specific security, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding underlying securities. The Funds may, however, cover call options written on a securities index by holding a mix of securities which substantially replicate the movement of the index or by holding a call option on the securities index with an exercise price no higher than the call option sold.

     When a Fund writes an option on a securities index, it will be required to cover the option or to segregate assets equal in value to 100% of the exercise price in the case of a put, or the contract value in the case of a call. In addition, where a Fund writes a call option on a securities index at a time when the exercise price exceeds the contract value, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess.

     Options on securities indices involve risks similar to those risks relating to transactions in financial futures contracts described below. Also, a purchased option may expire worthless, in which case the premium which was paid for it is lost.

Financial Futures Transactions.

     General. The International Fund, the Emerging Markets Fund, the Bond Fund, the Tax-Exempt Fund and the Asset Allocation Fund may enter into interest rate futures contracts and securities index futures contracts (collectively referred to as "financial futures contracts") primarily to hedge (protect) against anticipated future changes in interest rates or equity market conditions which otherwise might affect adversely the value of securities which these Funds hold or intend to purchase. In addition, the Asset Allocation Fund may also enter into financial futures contracts to reallocate assets among the Fund's equity, fixed- income and money market asset categories while minimizing transaction costs or generally as a hedge against changes in market conditions. A "sale" of a financial futures contract means the undertaking of a contractual obligation to deliver the securities or the cash value called for by the contract at a specified price during a specified delivery period. A "purchase" of a financial futures contract means the undertaking of a contractual obligation to acquire the securities at a specified price during a specified delivery period.

     When a Fund enters into a financial futures contract, it is required to deposit with its custodian, on behalf of the broker, a specified amount of cash or eligible securities called "initial margin." The initial margin required for a financial futures contract is set by the exchange on which the contract is traded. Subsequent payments, called "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. At the time of delivery, pursuant to the contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate than that specified in the contract. With respect to securities index futures contracts, settlement is made by means of a cash payment based on any fluctuation in the contract value since the last adjustment in the variation margin was made.

     If a Fund owned long-term bonds and interest rates were expected to rise, it could sell interest rate futures contracts. If interest rates did increase, the value of the bonds in such Fund's portfolio would decline, but this decline should be offset in whole or in part by an increase in the value of the Fund's interest rate futures contracts. If, on the other hand, long-term interest rates were expected to decline, a Fund could hold short-term debt securities and benefit from the income earned by holding such securities, while at the same time purchasing interest rate futures contracts on long-term bonds. Thus, a Fund could take advantage of the anticipated rise in the value of long-term bonds without actually buying them. The interest rate futures contracts and short-term debt securities could then be liquidated and the cash proceeds used to buy long-term bonds.

     Although some financial futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual commitment is closed out before delivery of the security. The offsetting of a contractual obligation is accomplished by purchasing (or selling as the case may be) on a commodities or futures exchange an identical financial futures contract calling for delivery in the same month. Such a transaction, if effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. All transactions in the futures market are made, offset or fulfilled through a clearing house associated with the exchange on which the contracts are traded. A Fund will incur brokerage fees when it purchases or sells financial futures contracts, and will be required to maintain margin deposits. If a liquid secondary market does not exist when a Fund wishes to close out a financial futures contract, it will not be able to do so and will continue to be required to make daily cash payments of variation margin in the event of adverse price movements.

     Special Considerations Relating to Financial Futures Contracts. Financial futures contracts entail risks. If the investment adviser's judgment about the general direction of interest rates or markets is wrong, the overall performance may be poorer than if the Fund had not entered into financial futures contracts. For example, in some cases, securities called for by a financial futures contract may not have been issued at the time the contract was written. There may also be an imperfect correlation between movements in prices of financial futures contracts and portfolio securities being hedged. The degree of difference in price movement between financial futures contracts and the securities being hedged depends upon such things as differences between the securities being hedged and the securities underlying the financial futures contracts, and variations in speculative market demand for financial futures contracts and securities. In addition, the market prices of financial futures contracts may be affected by certain factors. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin requirements, distortions in the normal relationship between the securities and financial futures markets could result. Price distortions could also result if investors in financial futures contracts decide to make or take delivery of underlying securities rather than engage in closing transactions, which would reduce the liquidity of the futures market. In addition, because the margin requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by the speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because there may be an imperfect correlation between movements in the prices of securities and movements in the prices of financial futures contracts, a correct forecast of market trends by the investment adviser may still not result in a successful hedging transaction. If this should occur, the Funds could lose money on the financial futures contracts and also on the value of their portfolio securities.

Options on Financial Futures Contracts.

     The International Fund, the Emerging Markets Fund, the Bond Fund, the Tax-Exempt Fund and the Asset Allocation Fund may purchase and write call and put options on financial futures contracts. An option on a financial futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a financial futures contract at a specified exercise price at any time during the period of the option. Upon exercise, the writer of the option delivers the financial futures contract to the holder at the exercise price. A Fund would be required to deposit with its custodian initial margin and variation margin with respect to put and call options on a financial futures contract as written by it.

When-Issued or Delayed-Delivery Transactions.

     The Small Cap Fund, the International Fund, the Emerging Markets Fund, the Bond Fund, the Tax-Exempt Fund and the Asset Allocation Fund may enter into when-issued or delayed delivery transactions. Prior to settlement of these transactions, the value of the subject securities will fluctuate, reflecting interest rate changes. Accordingly, when a Fund commits to buy particular securities and make payment in the future, it must set aside, in a segregated account with the custodian, cash or liquid high grade securities at least equal in value to its commitments. In the case of a sale of securities on a delayed-delivery basis, a Fund will instruct the custodian to hold the subject portfolio securities in a segregated account while the commitment is outstanding. These obligations to segregate cash or securities will limit the investment advisers' ability to manage each Fund's investments.

Lending of Portfolio Securities.

     The Small Cap Fund, the Bond Fund, the Tax-Exempt Fund and the Asset Allocation Fund may lend their portfolio securities to broker-dealers, banks and other institutional investors.

     These Funds will typically receive commitment fees from the borrowers which are normally payable upon the expiration of the loan transactions. However, if a Fund calls the loaned securities prior to the expiration date of a loan, the Fund may not be entitled to receive the entire commitment fee. The Funds do not expect to call loaned securities prior to the applicable loan expiration date unless the current market value of the loaned securities exceeds the expected return of the loan, including commitment fee income, on the expiration date. These loan transactions may be structured to permit similar, but not necessarily identical, securities to be returned to the Funds upon the expiration of a loan.

     Since there are risks of delays in recovery or even loss of rights in the collateral related to all types of secured credit, the loans will be made only to borrowers deemed by GISC to be creditworthy and will not be made unless, in GISC's judgment, the income which can be earned justifies the risk. Any such loans entered into by the Funds will create leverage for the Funds, as lender. This leverage results from the expectation that the income and gains on the securities acquired by the Funds with the loan collateral provided by the borrower will exceed the cost of the loan transaction. Accordingly, each Fund will only enter into a loan transaction if its earnings or net asset value are expected to increase faster than otherwise would be the case. However, should the income and gains earned on the securities acquired with the loan collateral fail to exceed the cost of the loan, the Fund's earnings or net asset value will decline faster than otherwise would be the case.

     In the event the borrower is unable to complete a loan transaction, or in the event of any default or insolvency of the borrower, each Fund will retain the collateral it received in connection with the loan transaction. If this collateral is insufficient to fully satisfy its rights under the loan agreement, the affected Fund will take whatever steps it deems advisable to satisfy its claim.

     The Funds may pay reasonable custodian and administrative fees in connection with the loans.

Foreign Currency Futures and Options on Foreign Currency Futures.

     The International Fund and the Emerging Markets Fund may purchase and sell futures contracts on foreign currencies, related options thereon and options on foreign currencies as a hedge against possible variation in foreign exchange rates. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of a particular currency for a particular price on a future date. An option on a foreign currency futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a foreign currency futures contract at a specified price at any time during the period of the option. An option transaction on a foreign currency provides the holder with ability to buy or sell a particular currency at a fixed price on a future date, and is used to hedge the currency exchange rate risk on non-U.S. dollar-denominated securities owned by a Fund, anticipated to be purchased by the Fund, or sold by the Fund but not yet delivered. Options on foreign currencies may be traded on U.S. and foreign exchanges or in the over-the-counter market.

     Foreign currency futures contracts and options on foreign currency futures contracts are traded on boards of trade and futures exchanges. Buyers and sellers of foreign currency futures contracts are subject to the same risks which apply to the use of future contracts generally. In addition, there are risks associated with foreign currency futures contracts similar to those associated with options on foreign currencies, described above. Moreover, the ability to close out positions in such options is subject to the maintenance of a liquid secondary market. In order to reduce this risk, a Fund will not purchase or sell options on foreign currency options unless, in the opinion of the Fund's investment adviser, a sufficiently liquid secondary market exists so that the risks connected to such options transactions are not greater than the risks associated with the underlying foreign currency futures contract.

     A Fund will only write covered options on foreign currency or foreign currency futures contracts. A put on a foreign currency or foreign currency futures contract written by the Fund will be considered covered if the Fund segregates cash, U.S. government securities or other liquid high-grade debt securities, equal to the average exercise price of the put. A call on a foreign currency or on a foreign currency futures contract written by the Fund will be considered covered if the Fund owns short-term debt securities with a value equal to the face amount of the option contract denominated in the currency upon which the call is written.

     A Fund will purchase an option on foreign currency as a hedge against fluctuations in exchange rates. However, should exchange rates move adversely to the Fund's position, the Fund may forfeit both the entire price of the option plus the related transaction costs.

     Engaging in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association ("NFA") nor any domestic (U.S.) exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the exchange may be liquidated by a transaction on the appropriate domestic market. Moreover, applicable laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. Therefore, entities (such as the Funds) which trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, Commodity Futures Trading Commission ("CFTC") regulations, the rules of the NFA or those of a domestic (U.S.) exchange. In particular, monies received from customers for foreign futures or foreign options transactions may not be provided the same protections as monies received in connection with transactions on U.S. futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time the order for the futures contract or option is placed and the time it is liquidated, offset or exercised.

Forward Foreign Currency Transactions.

     The foreign securities held by the Park Avenue, Small Cap, International and Emerging Markets Funds may be denominated in foreign currencies and the Funds may temporarily hold foreign currency in connection with such investments. As a result, the value of the assets held by a Fund may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. The Funds may enter into forward foreign currency exchange contracts ("forward currency contracts") in an effort to control some of the uncertainties of foreign currency exchange rate fluctuations. A forward currency contract is an agreement to purchase or sell a specific currency at a specified future date and price agreed to by the parties at the time of entering into the contract. The Funds will not engage in forward currency contracts for speculation, but only as an attempt to hedge against changes in currency exchange rates affecting the values of securities which a Fund holds or intends to purchase. Thus, a Fund will not enter into a forward currency contract if such contract would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency.

     A Fund will normally be expected to use forward currency contracts to fix the value of certain securities it has agreed to buy or sell. For example, when a Fund enters into a contract to purchase or sell securities denominated in a particular foreign currency, the Fund could effectively fix the maximum cost of those securities by purchasing or selling a foreign currency contract, for a fixed value of another currency, in the amount of foreign currency involved in the underlying transaction. In this way, the Fund can protect the value of securities in the underlying transaction from an adverse change in the exchange rate between the currency of the underlying securities in the transaction and the currency denominated in the foreign currency contract, during the period between the date the security is purchased or sold and the date on which payment is made or received.

     The Funds may also use forward currency contracts to hedge the value, in U.S. dollars, of securities it currently owns. For example, if a Fund holds securities denominated in a foreign currency and anticipates a substantial decline (or increase) in the value of that currency against the U.S. dollar, the Fund may enter into a foreign currency contract to sell (or purchase), for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of all or a portion of the securities held which are denominated in such foreign currency.

     Upon the maturity of a forward currency transaction, a Fund may either accept or make delivery of the currency specified in the contract or, at any time prior to maturity, enter into a closing transaction which involves the purchase or sale of an offsetting contract. An offsetting contract terminates a Fund's contractual obligation to deliver the foreign currency pursuant to the terms of the forward currency contract by obligating the Fund to purchase the same amount of the foreign currency, on the same maturity date and with the same currency trader, as specified in the forward currency contract. The Fund will realize a gain or loss as a result of entering into such an offsetting contract to the extent the exchange rate between the currencies involved moved between the time of the execution of the original forward currency contract and the offsetting contract.

     The use of forward currency contracts to protect the value of securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities a Fund owns or intends to acquire, but it does fix a future rate of exchange. Although such contracts minimize the risk of loss resulting from a decline in the value of the hedged currency, they also limit the potential for gain resulting from an increase in the value of the hedged currency. The benefits of forward currency contracts to the Funds will depend on the ability of the Funds' investment advisers to accurately predict future currency exchange rates.

Regulatory Restrictions.

     To the extent required to comply with the 1940 Act and rules and interpretations thereunder, a Fund may not maintain open short positions in financial futures contracts, call options written on financial futures contracts or call options written on indexes if, in the aggregate, the market value of all such open positions exceeds the current value of the securities in its portfolio, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the portfolio and the positions. When purchasing a financial futures contract or writing a put option on a financial futures contract, the Fund must segregate cash, cash-equivalents (including any margin) or liquid high-grade debt obligations equal to the market value of such contract. These cover and segregation requirements may limit the Fund's ability to pursue other investment opportunities.

     In order to comply with the Commodity Futures Trading Commission Regulation
4.5 and thereby avoid being deemed a "commodity pool operator," a Fund will use commodity futures or commodity options contracts solely for bona fide hedging purposes within the meaning and intent of Regulation 1.3(z), or, with respect to positions in commodity futures and commodity options contracts that do not come with the meaning and intent of Regulation 1.3(z), the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of the assets of the Fund, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. In the case of an option that is in-the-money at the time of purchase, the in-the-money amount (as defined in Section 190.01(x) of the CFTC Regulations) may be excluded in computing such 5%.

                       INVESTMENT ADVISERS AND DISTRIBUTOR

     Guardian Investor Services Corporation ("GISC"). GISC is the investment adviser for each of the Funds (except the International Fund and the Emerging Markets Fund). GISC and the Portfolio have entered into a written investment advisory agreement which provides that GISC shall act as the applicable Funds' investment adviser, manage their investments and provide them with various services and facilities. The investment advisory agreement will continue in full force and effect from year to year with respect to each Fund so long as its continuance is approved at least annually by vote of a majority of the outstanding voting securities of that Fund, or by vote of the Board of Trustees of the Portfolio, including a majority of the Trustees who are not parties to the agreement or "interested persons" of the Portfolio or of GISC, cast in person at a meeting called for that purpose. The agreement will terminate automatically upon its assignment and may be terminated with respect to any Fund without penalty at any time by either party upon 60 days' written notice.

     Under the terms of the investment advisory agreement, GISC provides or pays for certain of the Funds' administrative costs. Among the services and facilities provided or paid for by GISC are: office space; clerical staff and recordkeeping; and the services of all Fund personnel, including any fees and expenses of the Trustees who are affiliated with The Guardian Life Insurance Company of America ("Guardian Life"). All other costs and expenses are to be paid by the Funds that GISC advises.

     The investment advisory agreement provides that neither GISC, nor any of its personnel shall be liable for any error of judgment or mistake of law or for any loss suffered by GISC or the Funds in connection with the matters to which the investment advisory agreement relates, except for loss resulting from willful misfeasance or misconduct, willful default, bad faith, or gross negligence in the performance of its or his/her duties on behalf of GISC or the Funds or from reckless disregard by GISC or any such person of the duties of GISC under the investment advisory agreement.

     Guardian Life has registered and maintains the exclusive ownership interest of the following trademarks or service marks, as the case may be: "The Guardian Park Avenue Fund," "The Guardian Park Avenue Small Cap Fund," "The Guardian Investment Quality Bond Fund," "The Guardian Tax-Exempt Fund," "The Guardian Cash Management Fund," "The Guardian Asset Allocation Fund", "The Guardian Baillie Gifford International Fund" and "The Guardian Baillie Gifford Emerging Markets Fund." If the investment advisory agreement is terminated with respect to any or all of the Funds and it is not replaced by an agreement with another affiliate of Guardian Life, any affected Fund's continued use of its name is subject to the approval of Guardian Life.

     The investment advisory agreement includes a provision that if any 1940 Act requirement is relaxed by rule, regulation or order of the SEC, then any provision of the agreement which reflects such 1940 Act requirement shall be deemed to incorporate the effect of such rule, regulation or order.

     A service agreement between GISC and Guardian Life provides that the latter will furnish the office space, clerical staff, services and facilities which GISC needs to perform its duties under the investment advisory agreement. GISC's officers and other personnel are salaried employees of Guardian Life; they receive no compensation from GISC. GISC reimburses Guardian Life for its expenses under the service agreement.

     The following chart details the investment management fees paid to GISC by the Funds named during the periods noted. The Small Cap Fund did not commence operations until after December 31, 1996, and therefore no information is provided for the Small Cap Fund.

--------------------------------------------------------------------------------
   Fund Name             Year ended           Year ended           Year ended
                          12/31/94             12/31/95             12/31/96
--------------------------------------------------------------------------------
   Park Avenue           $3,046,391           $4,093,163           $5,851,464
   Cash                  $  229,729           $  332,665           $  388,947
   Bond                  $  126,947           $  255,331           $  259,454
   Tax-Exempt            $   90,421           $   83,564           $  105,144
   Asset Allocation      $  357,563           $  404,836           $  510,556
--------------------------------------------------------------------------------

     Guardian Baillie Gifford Limited ("GBG"). GBG is the investment adviser to the International Fund and the Emerging Markets Fund pursuant to an investment advisory agreement between GBG and the Portfolio. GBG was formed in November 1990 through a joint venture between GIAC, a wholly owned subsidiary of Guardian Life and Baillie Gifford Overseas Limited ("BG Overseas"), which is wholly owned by Baillie Gifford & Co.

     The agreement provides that GBG is responsible for the overall investment management of the investment portfolios of the International Fund and the Emerging Markets Fund. Under the terms of the agreement, GBG is responsible for all decisions to buy and sell securities for the Funds, furnishes the Board with recommendations with respect to the Funds' investment policies, provides the Board with regular reports pertaining to the implementation and performance of such policies, and maintains certain books and records as required by the 1940 Act and by any other applicable laws and regulations. GBG has, in turn, entered into a sub-investment advisory agreement with BG Overseas appointing the latter as sub-investment adviser and delegating to BG Overseas much of the day-to-day management responsibilities for the Funds' portfolios (see "Baillie Gifford Overseas Limited" below).

     The agreement between GBG and the Portfolio will continue in full force and effect with respect to each Fund from year to year, provided its continuance is specifically approved at least annually by vote of a majority of the outstanding securities of the respective Funds, or by vote of the Board of Trustees of the Portfolio, including a majority of the Trustees who are not parties to the agreement or "interested persons" of the Portfolio or of GBG, cast in person at a meeting called for the purpose of voting on such continuance.

     The agreement provides that neither GBG, nor any of its officers, directors, or employees shall be liable for any error of judgment or mistake of law or for any loss suffered by either Fund in connection with the matters to which the agreement relates, except for loss resulting from willful misfeasance or misconduct, willful default, bad faith, or gross negligence in the performance of its or his/her duties on behalf of a Fund or from reckless disregard by GBG or any such person of the duties of GBG under the agreement.

     The agreement includes a provision that if any 1940 Act requirement is relaxed by rule, regulation or order of the SEC, then any provision of the agreement which reflects such 1940 Act requirement shall be deemed to incorporate the effect of such rule, regulation or order.

     The agreement may be terminated with respect to a Fund, without penalty, at any time by either party upon 60 days' written notice and will terminate automatically upon its assignment. In addition, either party may terminate the agreement immediately in any of the following situations: (1) the other party commits any material breach of its obligations under the agreement which, if curable, is not remedied within 30 days; (2) the dissolution of the other party; or (3) the termination or expiration of the joint venture agreement between GIAC and BG Overseas. Termination of the investment advisory agreement with respect to one Fund will not affect its validity with respect to the other Fund.

     In the event that the agreement is terminated and unless it is replaced by another agreement between GIAC and BG Overseas or their affiliates, the continued use of the names "The Guardian Baillie Gifford International Fund" and "The Guardian Baillie Gifford Emerging Markets Fund" is subject to the approval of both GIAC and BG Overseas.

     The management fees paid by the International Fund to GBG for the years ended December 31, 1996, December 31, 1995, and December 31, 1994 were $423,523, $331,752 and $253,292, respectively. The Emerging Markets Fund did not commence operations until after December 31, 1996, and therefore no information is provided for that Fund.

     Baillie Gifford Overseas Limited. BG Overseas is the sub-investment adviser for the International and Emerging Markets Funds pursuant to a sub-investment advisory agreement with GBG. Pursuant to this sub-investment advisory agreement, BG Overseas manages the day-to-day operations of each Fund's portfolio. In so doing, BG Overseas has full discretion to purchase and sell portfolio securities, to select brokers for the execution of such purchases, sales, and to negotiate brokerage commissions, if any, subject to monitoring by GBG. GBG continually monitors and evaluates the performance of BG Overseas.

     The sub-investment advisory agreement will continue in full force and effect with respect to each Fund from year to year, provided its continuance is specifically approved at least annually (1) by the Board of Directors of GBG and
(2) by either (a) a majority of the outstanding securities of the respective Funds or (b) the Board of Trustees of the Portfolio, including approval by a vote of the majority of the Trustees who are not parties to the sub-investment advisory agreement or "interested persons" of the Portfolio or of GBG, cast in person at a meeting called for the purpose of voting on such continuance.

     The sub-investment advisory agreement provides that neither BG Overseas, nor any of its officers, directors or employees shall be liable for any error of judgment or mistake of law or for any loss suffered by GBG or either Fund in connection with the matters to which the sub-investment advisory agreement relates, except for any loss resulting from willful misfeasance or misconduct, willful default, bad faith, or gross negligence in the performance of its or his/her duties on behalf of GBG or the Funds or from reckless disregard by BG Overseas or any such person of the duties of BG Overseas under the sub-investment advisory agreement.

     The sub-investment advisory agreement includes a provision that if any 1940 Act requirement is relaxed by rule, regulation or order of the SEC, then any provision of the sub-investment advisory agreement which reflects such 1940 Act requirement shall be deemed to incorporate the effect of such rule, regulation or order.

     The sub-investment advisory agreement may be terminated, without penalty, at any time by either party upon 60 days' written notice and will terminate automatically upon its assignment. In addition, either party may terminate the sub-investment advisory agreement immediately in any of the following situations: (1) the other party commits any material breach of its obligations under the agreement which, if curable, is not remedied within 30 days; (2) the dissolution of the other party; or (3) the termination or expiration of the joint venture agreement between GIAC and BG Overseas. Termination of the sub-investment advisory agreement with respect to one Fund will not affect its validity with respect to the other Fund.

     Of the management fees that it receives under its investment advisory agreement with the International and Emerging Markets Funds, GBG pays 0.40% of the average daily net assets of the International Fund and 0.50% of the average daily net assets of the Emerging Markets Fund to BG Overseas as compensation for BG Overseas' services as the Funds' sub-investment adviser. For the years ended December 31, 1996, December 31, 1995 and December 31, 1994, BG Overseas received $211,761, $165,876 and $126,646, respectively, from GBG as compensation for its services to the International Fund. The Emerging Markets Fund did not commence operations until after December 31, 1996, and therefore no information is provided for that Fund.

     (See the Prospectus section entitled "Management" for more information about the Portfolio's investment advisory agreements.)

     The Administrative Services Agreement. GISC and the Portfolio have also entered into an Administrative Services Agreement on behalf of both classes of shares pursuant to which GISC will provide information and administrative services for the benefit of the Portfolio and its shareholders. These services include providing office space, equipment and personnel, maintenance of shareholder account records, responding to routine shareholder inquiries regarding the Portfolio and assisting in the processing of shareholder transactions and any other services which the Portfolio may reasonably request. GISC may also enter into related agreements with other broker-dealers or other financial services firms that provide such services and facilities for their customers who are shareholders of the Portfolio. The Administrative Services Agreement may be terminated at any time by either party upon 60 days' written notice. The Agreement may not be assigned without the consent of the Portfolio. Any material amendments to the Agreement, including an increase in the amount of fees, must be approved by the Board of Trustees of the Portfolio. For the period from May 1, 1996 (effectiveness of the Administrative Services Agreement) to December 31, 1996, the Funds paid fees under the Administrative Services Agreement to GISC in the amounts set forth in the following table. Since the Small Cap Fund and the Emerging Markets Fund did not commence operations until after December 31, 1996, no information is provided with respect to those Funds.

--------------------------------------------------------------------------------
                  Administrative Service Fees Paid by the Funds
                      from May 1, 1996 to December 31, 1996
--------------------------------------------------------------------------------
  Name of Fund                    Class A Shares         Class B Shares*
--------------------------------------------------------------------------------
  Park Avenue                       $1,087,354               $19,018
  Asset Allocation                  $  176,899               $ 4,608
  International                     $   88,088               $ 3,257
  Bond                              $   86,597                  --
  Tax-Exempt                        $   40,748                  --
  Cash                              $  121,068               $ 3,340
--------------------------------------------------------------------------------
* The Bond Fund and the Tax-Exempt Fund do not offer Class B shares.

     Underwriting Agreement. The Portfolio has also entered into an underwriting agreement with GISC which, together with a distribution plan and agreement pursuant to Rule 12b-1 under the 1940 Act (see below), governs the sale and distribution of Fund shares and payment of commissions to GISC. Shares are offered continuously; however, the Portfolio reserves the right to cease the offer of any Fund's shares at any time, subject to applicable laws, rules and regulations. The underwriting agreement shall remain in full force and effect from year to year so long as its continuance is approved at least annually by the Board of Trustees of the Portfolio, including a majority of Trustees who are not parties to the agreement or interested persons of any such party. It will terminate upon assignment and may be terminated with respect to any or all of the Funds at any time by either party on not less than 30 nor more than 60 days' written notice. Termination of the underwriting agreement with respect to one Fund will not affect its validity with respect to any other Fund. The agreement also provides that the Portfolio shall indemnify GISC and persons in control of GISC with respect to certain liabilities, including liabilities arising under the Securities Act of 1933. Shares of each Fund may be purchased through Guardian Life agents who are registered representatives and licensed by GISC to sell Fund shares, and through registered representatives of selected broker-dealers which are members of the National Association of Securities Dealers, Inc. and which have entered into selling agreements with GISC. GISC may reallow up to 100% of any sales charge on shares sold by dealers with whom it has sales agreements.

     Contingent Deferred Sales Load -- Class B Shares. As discussed in the Prospectus, Class B shares redeemed within six years of purchase generally are subject to a contingent deferred sales load ("CDSL") subject to waivers described in the Prospectus. For the period May 1, 1996 (commencement of operations of Class B shares) to December 31, 1996, GISC received the following CDSLs with respect to redemptions of Class B shares of the Multiple Class Funds. Since the Small Cap Fund and the Emerging Markets Fund had not commenced operations as of December 31, 1996, no information is provided for those Funds.

--------------------------------------------------------------------------------
                                                   CDSLs Received for the
  Fund                                          Period Ended December 31, 1996
  ----                                          ------------------------------
  Park Avenue                                               $6,448
  Asset Allocation                                          $1,360
  International                                             $   96
  Cash                                                      $2,044
--------------------------------------------------------------------------------

     Distribution Plan Pursuant to Rule 12b-1 and Distribution Agreement. Under a Distribution Plan adopted by the Portfolio pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan"), each Portfolio Fund which issues Class B shares (the "Multiple Class Funds") is authorized to pay a monthly 12b-1 fee at an annual rate of up to 0.75% of average daily net assets of the Fund's Class B shares as compensation for distribution-related services provided to the Class B shares of those Funds.

     The 12b-1 fees may be paid by the Portfolio Funds to third parties, including GISC, which enter into Distribution Agreements with the Portfolio. Under the 12b-1 Plan, distribution fees may be used to compensate brokers and dealers who engage in or support the distribution of the Class B shares of the Multiple Class Funds. The 12b-1 fees may also be used to pay other distribution-related expenses incurred, such as communications equipment charges, printing prospectuses, statements of additional information and reports for prospective investors, the costs of printing sales literature and advertising materials, training and educating sales personnel and other overhead. The 12b-1 Plan, in conjunction with the CDSL, permits an investor to purchase Class B shares through a distributor without the imposition of an initial sales load.

     In order to effect the 12b-1 Plan, the Portfolio, on behalf of the Multiple Class Funds, has entered into a Distribution Agreement with GISC. GISC is compensated by the fees it receives under the 12b-1 Plan and is not paid any additional amounts under the Distribution Agreement. GISC intends to use these fees to pay for distribution-related expenses for Class B shareholders and payments to registered representatives for the sale of Class B shares. GISC also intends to use the 12b-1 fees to advance payments of up to 3.0% of the proceeds of sales of Class B shares to its registered representatives and other authorized broker-dealers.

     GISC absorbs its distribution and service expenses which exceed the amount of 12b-1 fees collected. No Fund is obligated to reimburse GISC for such excess expenses, and GISC will not carry one year's deficiency to a subsequent year in order to recover such deficiency from the subsequent year's fee. Similarly, if the 12b-1 Plan or Underwriting Agreement, as either pertains to a Fund, is terminated or not renewed, any expenses incurred by GISC on behalf of such Fund which are in excess of fees which GISC has received or accrued shall be absorbed by GISC. Conversely, if GISC's expenditures for a Fund under the 12b-1 Plan are less than the amount collected, GISC is entitled to retain the excess. However, the Trustees are authorized to negotiate changes to the 12b-1 Plan, such as a fee reduction or increased services, if the fee paid by a Fund in a particular year exceeds the covered expenses. Alternatively, the Trustees may find such excess justifiable under the circumstances.

     The 12b-1 Plan specifically provides that while it is in effect, the selection and nomination of the Trustees who are not "interested persons" of the Portfolio, as that term is defined in the 1940 Act, shall be made solely at the discretion of the Trustees who are not interested persons of the Portfolio.

     The fees to be paid by a Fund under the 12b-1 Plan may not be amended in a material way without approval by vote of: (1) a majority of the Trustees; (2) a majority of the Trustees who are not "interested persons" of the Portfolio and have no direct or indirect financial interest in the operation of the 12b-1 Plan or related agreements ("Independent Trustees"); and (3) a majority of such Fund's outstanding voting securities, as defined by the 1940

Act.

     The 12b-1 Plan will continue from year-to-year for each Fund if such continuance is specifically approved by vote of the Board, and by vote of the Independent Trustees, cast in person at a meeting called for the purpose of voting on the 12b-1 Plan.

     The 12b-1 Plan may be terminated with respect to the Portfolio or a Fund
(1) at any time by vote of a majority of the Trustees, a majority of the Independent Trustees, or a majority of that Fund's outstanding voting securities, or (2) by GISC on 60 days' notice in writing to the Portfolio.

     For the period from May 1, 1996 (commencement of operations of the Class B shares) to December 31, 1996, the Class B shares of the Multiple Class Funds paid fees under the Rule 12b-1 Plan to GISC as set forth in the following table. The table details the amount that the Class B shares of each Fund paid to GISC and how GISC used that money to promote sales and provide customer service during this period. Since the Small Cap Fund and the Emerging Markets Fund did not commence operations until after December 31, 1996, no information is provided with respect to those Funds.

--------------------------------------------------------------------------------
               Rule 12b-1 Fees Paid by Class B shares of the Funds and Expenditures by GISC from May 1, 1996 to December 31, 1996

-------------------------------------------------------------------------------------------------------------------------------
                                                    GISC's Expenditures to Print
Fund -- Name and 12b-1     GISC's Marketing and         and Mail Prospectuses      Distribution      Trail     Amounts Retained
Fees Paid to GISC        Advertising Expenditures     for Prospective Investors      Expenses     Commissions      by GISC
-------------------------------------------------------------------------------------------------------------------------------
 Park Avenue
 $56,796                         $69,633                       $85,977               $905,172       $48,417           $0
-------------------------------------------------------------------------------------------------------------------------------
 Asset Allocation
 $13,822                         $16,068                       $15,417               $ 86,838       $ 6,577           $0
-------------------------------------------------------------------------------------------------------------------------------
 International
 $ 7,028                         $12,618                       $10,271               $ 44,796       $ 4,233           $0
-------------------------------------------------------------------------------------------------------------------------------
 Cash
 $ 3,708                         $ 9,228                       $ 7,974               $ 53,968       $ 3,329           $0
-------------------------------------------------------------------------------------------------------------------------------

     The Portfolio has also entered into a Distribution Plan with GISC on behalf of the Class A shares. This Plan was made dormant by the Board as of May 1, 1996 and no 12b-1 fees are currently authorized to be paid in connection with sales of Class A shares. The following chart details the amount that the Class A shares of each Fund paid GISC under this 12b-1 Plan and how GISC used that money to promote sales and provide customer service during the first four months of 1996, when this Plan was operational.

--------------------------------------------------------------------------------
                          12b-1 Plan for Class A Shares
                             Fees Paid by the Funds
                            and Expenditures by GISC
                For the Period January 1, 1996 to April 30, 1996

-------------------------------------------------------------------------------------------------------------------------------
                                                    GISC's Expenditures to Print
Fund -- Name and 12b-1     GISC's Marketing and         and Mail Prospectuses      Distribution      Trail     Amounts Retained
Fees Paid to GISC        Advertising Expenditures     for Prospective Investors      Expenses     Commissions      by GISC
-------------------------------------------------------------------------------------------------------------------------------
 Park Avenue Fund
  $513,750                       $108,726                      $22,486               $119,347       $395,140          $0
-------------------------------------------------------------------------------------------------------------------------------
 Asset Allocation
 Fund
  $60,609                        $ 40,388                      $10,909               $  8,539       $ 50,116          $0
-------------------------------------------------------------------------------------------------------------------------------
 International Fund
  $39,035                        $ 38,487                      $10,609               $  5,492       $ 32,683          $0
-------------------------------------------------------------------------------------------------------------------------------
 Bond Fund
  $44,517                        $ 38,894                      $10,647               $  6,261       $ 36,095          $0
-------------------------------------------------------------------------------------------------------------------------------
 Tax-Exempt Fund
  $10,577                        $ 32,491                      $10,035               $  4,784       $ 39,311          $0
-------------------------------------------------------------------------------------------------------------------------------
 Cash Management
 Fund
  $59,491                        $ 40,220                      $10,882               $  8,392       $ 52,415          $0
-------------------------------------------------------------------------------------------------------------------------------

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     GISC currently serves as investment adviser to several Guardian-sponsored mutual funds, serves as manager of one other mutual fund and is the co-adviser of a separate account established by its corporate parent, GIAC. GBG and BG Overseas currently serve as investment adviser and sub-investment adviser, respectively, to two series of one other Guardian-sponsored mutual fund. In the future, each of GISC, GBG or BG Overseas (collectively, the "Advisers") may act as investment advisers to other Guardian-sponsored mutual funds or GIAC separate accounts. At times, investment decisions may be made to purchase or sell the same investment security for one or more of the other clients advised by the Advisers. It is each Adviser's practice to allocate purchase and sale transactions among the Funds and other clients whose assets they manage in such manner as is deemed equitable, which may or may not be beneficial to the Funds.

     The Advisers have no formula for the distribution of brokerage business when placing orders for the purchase and sale of portfolio securities. For over-the-counter transactions, the Advisers attempt to deal with a primary market maker unless they believe better prices and execution are available elsewhere. In allocating portfolio transactions among brokers, the Advisers give consideration to brokers whom they believe can obtain the best price and execution of orders and to brokers who furnish statistical data, research and other factual information. The Advisers are authorized to pay a commission in excess of that which another broker may charge for effecting the same transaction if they consider that such commissions they pay for brokerage, research services and other statistical data are appropriate and reasonable for the services rendered. The research services and statistical data which the Advisers receive in connection with the Funds' portfolio transactions may be used by the Advisers to benefit other clients and will not necessarily be used in connection with the Funds. The Advisers do not participate in commissions paid by the Funds to other brokers or dealers and do not knowingly receive any reciprocal business directly or indirectly as a result of such commissions. While the Advisers will be primarily responsible for the placement of each Fund's business, the policies and practices will be subject to review by the Board of Trustees. The following chart details brokerage commissions paid by the Funds during the years ended December 31, 1994, 1995 and 1996.

------------------------------------------------------------------------------------------------
                              Brokerage Commissions
                          Paid by the Funds Comprising
                            The Park Avenue Portfolio
------------------------------------------------------------------------------------------------
                             Commissions Paid        Commissions Paid        Commissions Paid
                           During the Year Ended   During the Year Ended   During the Year Ended
 Fund                        December 31, 1994       December 31, 1995       December 31, 1996
------------------------------------------------------------------------------------------------
 Park Avenue Fund               $1,070,414             $1,477,817              $1,655,483
------------------------------------------------------------------------------------------------
 Asset Allocation Fund          $  129,259             $  126,876              $  107,020
------------------------------------------------------------------------------------------------
 International Fund             $  128,338             $  114,727              $  104,968
------------------------------------------------------------------------------------------------

The Cash Fund, Bond Fund and Tax-Exempt Fund primarily purchase securities in principal transactions at net prices. None of these Funds paid separate brokerage commissions during the time periods covered by the foregoing chart. Since the Small Cap Fund and the Emerging Markets Fund had not commenced operations prior to December 31, 1996, no information is provided for those Funds.
--------------------------------------------------------------------------------

     In any particular year, market conditions could necessitate portfolio activity which results in high or low turnover rates. Portfolio turnover is calculated by dividing the lesser of purchases or sales of a Fund's securities during a fiscal year by the average monthly value of the Fund's securities during such fiscal year. In determining the portfolio turnover rate, all securities whose maturities or expiration dates at the time of acquisition were one year or less are excluded. Turnover rates may be affected by factors such as purchase and redemption requirements and market volatility, and may vary greatly from time to time. The portfolio turnover rate of a Fund may be higher during its early history. Increased portfolio turnover will not necessarily indicate a variation from a Fund's stated investment policies, but may result in greater brokerage commissions and, consequently, higher expenses. The following chart shows each Fund's portfolio turnover rate during the time periods noted.

------------------------------------------------------------------------------------------------------
                                              Portfolio
                                           Turnover Rates
------------------------------------------------------------------------------------------------------
                           Portfolio Turnover Rate   Portfolio Turnover Rate   Portfolio Turnover Rate
                             for the Year Ended        for the Year Ended        for the Year Ended
 Fund*                       December 31, 1994          December 31, 1995        December 31, 1996
------------------------------------------------------------------------------------------------------
 Park Avenue Fund                    54%                      78%                       81%
------------------------------------------------------------------------------------------------------
 International Fund                  33%                      51%                       39%
------------------------------------------------------------------------------------------------------
 Bond Fund                          186%                      401%                      257%
------------------------------------------------------------------------------------------------------
 Tax-Exempt Fund                    107%                      194%                      240%
------------------------------------------------------------------------------------------------------
 Asset Allocation Fund              216%                      219%                      122%
------------------------------------------------------------------------------------------------------

* The Cash Fund's Portfolio turnover rate is not meaningful since, by its nature, a money market mutual fund that invests in short-term instruments will turn its portfolio over several times during the course of a year. Since the Small Cap Fund and the Emerging Markets Fund did not commence operations until after December 31, 1996, no information is provided for those Funds.
--------------------------------------------------------------------------------

                              REDEMPTION OF SHARES

     National Financial Data Services, the Portfolio's shareholder servicing agent, will typically pay redemption proceeds within three business days after it receives a proper redemption request. Redemptions will generally be made in cash but may be made wholly or partly in readily marketable securities or other non-cash assets if the Board of Trustees should determine that orderly liquidation of a Fund's securities is impracticable or that payment wholly in cash would have a material adverse effect on the remaining shareholders. The redemption will be made at the NAV next determined after the redemption request is received in proper form. Shares that are purchased by check cannot be redeemed until the check has cleared. This may take up to 15 calendar days. Shareholders are not permitted to elect whether the redemption will be made in cash or securities. The Portfolio has elected to be governed by Rule 18f-1 under the 1940 Act, so it is committed to pay cash redemptions to each shareholder during any 90-day period up to the lesser of $250,000 or 1% of the net asset value of a Fund at the beginning of such period. Any portfolio securities paid or distributed in kind will be valued as described under "Net Asset Value" below. A subsequent sale of such securities would ordinarily require payment of brokerage commissions by the redeeming shareholders.

     The right to redeem a Fund's shares may be suspended, or the payment date postponed, for any period during which: (1) the New York Stock Exchange ("NYSE") is closed (other than customary weekend and holiday closings); (2) trading on the NYSE is restricted for any reason; (3) an emergency exists, as a result of which disposal by a Fund of securities owned by it is not reasonably practicable, or it is not reasonably practicable for a Fund fairly to determine the value of its net assets, as determined by the SEC under its rules and regulations; or (4) the SEC, by order, so permits suspension for the protection of shareholders of a Fund.

                               PERFORMANCE RESULTS

     As described in the Prospectus, a Fund may state its yield, average annual total return and total return in advertisements, sales materials and investor communications. These various measures of performance are described and illustrated below.

     Performance figures are based upon historic results and do not represent future performance. With the exception of the Cash Fund, Class A shares are sold at NAV plus a maximum sales load of 4.50% of the NAV. Class B shares of the Multiple Class Funds are sold at NAV, subject to a maximum contingent deferred sales load of 4.0%. Returns will fluctuate and may be different for Class A and Class B shares of the same Portfolio Fund, since Class B shares bear higher overall expenses than Class A shares. Factors affecting Fund performance include general market conditions, the level of overall operating expenses, investment management fees, and, with respect to the International and Emerging Markets Funds, exchange rates. Any additional fees charged by a broker, dealer or other financial services firm will further reduce the returns described in this section. Class A shares of the Funds are redeemable at NAV. Class B shares of the Funds are redeemable subject to a CDSL. Redemption proceeds may be more or less than the original cost.

     NOTE: Performance illustrations provided for the Class A Park Avenue Fund and the Class A Cash Fund for periods ending prior to January 1, 1993 do not reflect the imposition of charges under the Portfolio's Class A 12b-1 Plan which went into effect on January 1, 1993. No 12b-1 fees are currently being imposed on the Class A shares of any Fund. Restating these Funds' performance results to include the effect of such charges would reduce the performance results.

     Yield is a measure of the net investment income per share earned over a specific time period (one month or 30 days in the case of the Bond Fund and the Tax-Exempt Fund, and seven days in the case of the Cash Fund) expressed as a percentage of the maximum offering price of the Fund's shares.

     Yield is computed in accordance with the following SEC standardized method.

                       YIELD = 2 [(((a-b)/cd) + 1 )^6 - 1]

   Where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period d = the maximum offering price per share on the last day of the period

     This standardized methodology is not necessarily consistent with generally accepted accounting principle

     The Bond Fund's yield for the 30-day period ended June 30, 1997 was 6.20%, and the Tax-Exempt Fund's yield was 4.83% for the same period. The Tax-Exempt Fund's tax equivalent yield is computed by dividing that portion of the yield (as calculated above) which is tax-exempt by one minus the maximum federal income tax rate (currently, 39.6%) and adding the product to that portion, if any, of the Fund's yield that is not tax-exempt. Using this formula, the tax equivalent yield of the Tax-Exempt Fund for the 30-day period ended June 30, 1997 was 8.00%.

     The Cash Fund provides current yield and effective yield quotations, which are calculated in accordance with SEC standards and are based upon changes in account value during a recent seven-day base period. Current yield quotations are computed by annualizing (on a 365-day basis) the "base period return." The "base period return" is computed by determining the net change, exclusive of capital changes, in the value of one Cash Fund share and dividing that amount by the value of one Fund share at the beginning of the base period. Effective yield is computed by compounding the "base period return." The Cash Fund's current yield for the seven days ended June 30, 1997 was 4.85% for Class A shares and 4.85% for Class B shares. Its effective yield for the same period was 4.97% for Class A shares and 4.97% for Class B shares.

     Yields are affected by market conditions, portfolio quality, portfolio maturity, type of instruments held and operating expenses.

     A Fund's average annual total return is computed in accordance with the following SEC standardized method.

                                P(1 + T)^n = ERV

   Where:  P   = a hypothetical  initial purchase order of $1,000 from which the maximum sales load is deducted
           T   = average annual total return
           n   = number of years
           ERV = ending redeemable value of the hypothetical $1,000 purchase at the end of the period

     Total return is calculated in a similar manner, except that the results are not annualized. Each calculation assumes that all dividends and distribution are reinvested at NAV on the reinvestment dates during the period, but do not take into account income taxes due on Fund distributions. Any statements of total return or other performance data of a Fund will be accompanied by the Fund's average annual total returns for the one-year, five-year and ten-year periods as of the end of the most recent calendar quarter, if applicable. A Fund may also advertise total return and average annual total return information for different periods of time.

     Recent returns for Class A shares of all of the Funds except the Cash Fund are presented below. All figures reflect average annual total returns, except the returns for the Small Cap Fund and the Emerging Markets Fund, which reflect their actual total return since inception on April 2, 1997.

                                                                                                                          Asset
                                     Park Avenue   Small Cap   International   Emerging Markets   Bond    Tax-Exempt   Allocation
   Total Return                          Fund        Fund           Fund            Fund          Fund       Fund         Fund
   ------------                          ----        ----           ----            ----          ----       ----         ----
 1 year ended June 30, 1997 ..........  29.17%       N/A          13.58%            N/A          3.22%      3.11%       21.47%
 5 years ended June 30, 1997 .........  22.07%       N/A            N/A             N/A           N/A        N/A          N/A
10 years (or life of Fund if less)
   ended June 30, 1997 ...............  15.24%      12.31%        14.04%           6.39%         4.00%      3.08%       13.95%

     The following example shows the average annual total return performance of Class A shares of each Fund (except for the Cash Fund), and show actual performance for the Small Cap and Emerging Markets Funds since their inception on April 2, 1997. The example shows the percentage change for each period and the ending redeemable value, or ERV, of a hypothetical $1,000 investment. The example takes into account all expenses of Class A shares, including sales charges, and assumes reinvestment of all capital gains distributions and income dividends.

                         Total Returns - Class A shares

                        Park Avenue       Small Cap       Asset Allocation   International     Emerging Markets          Bond
Period                     Fund             Fund                Fund              Fund                Fund               Fund
------                     ----             ----                ----              ----                ----               ----
                       % Return   ERV  % Return   ERV      % Return   ERV    % Return  ERV      % Return   ERV      % Return   ERV
                       --------   ---  --------   ---      --------   ---    --------  ---      --------   ---      --------   ---
1 year ended
  June 30, 1997 .....  29.17%  $1,292     --       --      21.47%  $1,215     13.58%  $1,136        --         --   3.22%    $1,032
3 years ended
  June 30, 1997 .....  25.40%  $1,972     --       --      18.42%  $1,661     11.05%  $1,370        --         --   5.73%    $1,182
5 years (or life of
  Fund if less) ended
  June 30, 1997 .....  22.07%  $2,711  12.31%    $1,123    13.95%  $1,769     14.04%  $1,775      6.39%    $1,064   4.00%    $1,187
10 years ended
  June 30, 1997 .....  15.24%  $4,130     --         --       --       --        --       --        --         --     --         --

                        Tax-Exempt
Period                     Fund
------                     ----
                       % Return  ERV
                       --------  ---
1 year ended
  June 30, 1997 .....   3.11%  $1,031
3 years ended
  June 30, 1997 .....   5.00%  $1,157
5 years (or life of
  Fund if less) ended
  June 30, 1997 .....   3.08%  $1,142
10 years ended
  June 30, 1997 .....    --      --

     The table below shows the total cumulative return and average annual total return for Class A shares of the Park Avenue Fund for the one-year, five-year and ten-year periods, as well as the life of the Fund, through June 30, 1997.

================================================================================
Period Ended                             The Guardian         The Guardian
June 30, 1997                            Park Avenue Fund*    Park Avenue Fund++
--------------------------------------------------------------------------------
Lifetime Cumulative Total Return+           4,516.92%            4,309.16%
--------------------------------------------------------------------------------
Lifetime Average Annual Total Return+          16.51%               16.30%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Ten Year Cumulative Total Return              332.47%              313.01%
--------------------------------------------------------------------------------
Ten Year Average Annual Total Return           15.77%               15.24%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Five Year Cumulative Total Return             183.83%              171.05%
--------------------------------------------------------------------------------
Five Year Average Annual Total Return          23.20%               22.07%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
One Year Average Annual Total Return           35.26%               29.17%
================================================================================

--------------------------------------------------------------------------------
*    Shows performance without deduction of sales load.
+    Period beginning June 1, 1972.
++ Reflects deduction of current maximum sales load of 4.5% at beginning of period. Prior to August 25, 1988, shares of the Park Avenue Fund were offered with a higher sales load, so actual returns would have been somewhat lower.
================================================================================

     Average annual total return information for Class B shares of the Park Avenue, Asset Allocation and International Funds for the year ended June 30, 1997 and the period May 1, 1996 (commencement of operations) to June 30, 1997 are set forth below. Actual total return information for Class B shares of the Small Cap Fund and the Emerging Markets Fund is provided for the period May 5, 1997 (commencement of operations) to June 30, 1997. These return figures assume the reinvestment of all dividends, a redemption at the end of each period and the deduction of any applicable CDSL.

                         Total Returns - Class B Shares

                               Park Avenue      Asset Allocation        International           Small Cap       Emerging Markets
Period                            Fund                Fund                  Fund                   Fund               Fund
------                     ------------------   ------------------   -------------------   -------------------  -----------------
                           % Return     ERV     % Return     ERV     % Return     ERV      % Return     ERV     % Return      ERV
                           --------     ---     --------     ---     --------     ---      --------     ---     --------      ---
Year ended June 30, 1997    29.79%  $1,297.90   20.09%   $1,200.90    13.02%   $1,130.20      N/A       N/A        N/A        N/A
  Life of Fund              29.15%  $1,347.00   20.30%   $1,240.10    12.05%   $1,141.60     6.86%   $1,068.60    3.96%    $1,039.60

     As noted in the Prospectus, each Fund may compare its performance to certain indices, similar mutual funds and other investment vehicles. Additionally, a Fund may quote information from industry and financial publications in its promotional materials. In particular:

     (1) the Park Avenue Fund may compare its performance to that of the S&P 500, Dow Jones Industrials, Russell 3000, or the New York Stock Exchange Composite Index;

     (2) the Small Cap Fund may compare its performance to that of the Russell 2000 Index;

     (3) the International Fund may compare its performance to the Morgan Stanley Capital International's Europe, Australia and the Far East ("EAFE") Index;

     (4) the Emerging Markets Fund may compare its performance to that of the Morgan Stanley Capital International Emerging Markets Free Index;

     (5) the Bond Fund may compare its performance to the Salomon Brothers Government and High Grade Bond Indices, the Shearson-Lehman Government Bond or Government/Corporate Bond Indices, the Merrill Lynch Government Master or Government/Corporate Master Indices, and the Lehman Mortgage-Backed Securities or the Lehman Aggregate Bond Indices;

     (6) The Tax-Exempt Fund may compare its performance to the Lehman Brothers Municipal Bond Index;

     (7) The Cash Fund may compare its performance to the Consumer Price Index or the Bank Rate Monitor; and

     (8) The Asset Allocation Fund may compare its performance to the S&P 500 and the Lehman Aggregate Bond Index.

     Performance calculations contained in reports by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Morningstar, the WM Company or industry or financial publications of general interest such as Business Week, Financial World, Forbes, Financial Times, The Wall Street Journal, The New York Times, Barron's and Money which may be quoted by the Funds are often based upon changes in NAV with all dividends reinvested and may not reflect the imposition of any sales loads.

                                 NET ASSET VALUE

     Each Fund's NAV is determined as of the earlier of 4:00 p.m. Eastern time or the close of trading on the NYSE on each day on which the NYSE is open for business. The NAV is calculated by adding the value of all securities, cash or other assets, subtracting liabilities, dividing the remainder by the number of shares outstanding and adjusting the results to the nearest full cent per share.

     The Cash Fund. Securities held by the Cash Fund are valued at their amortized cost. Amortized cost is acquisition cost as adjusted for amortization of any discount or premium at a constant daily rate to maturity. This method provides certainty in valuation, but may result in valuations that are higher or lower than the price which would be received if an instrument was sold prior to its maturity because neither unrealized gains nor unrealized losses are accounted for.

     The Cash Fund's use of amortized cost and the maintenance of the Cash Fund's net asset value at $1.00 per share is based on its election to value its portfolio in accordance with the provisions of Rule 2a-7 under the 1940 Act. As a condition of operating under that rule, the Cash Fund must: maintain a dollar-weighted average portfolio maturity of 90 days or less; purchase U.S. dollar-denominated instruments having remaining maturities of thirteen months or less; and invest only in securities that are determined to present minimal credit risks and that are eligible for investment under the rule. Eligible securities are securities rated within the two highest rating categories assigned by the requisite number of nationally recognized statistical rating organizations ("NRSROs") or, if unrated, deemed to be of comparable quality by GISC, the Cash Fund's investment adviser in accordance with guidelines adopted by the Board of Trustees.

     The aforementioned guidelines were adopted by the Board of Trustees and are designed to stabilize the Cash Fund's NAV at $1.00, taking into account current market conditions and the Fund's investment objective. These guidelines mandate periodic review, as the Board deems appropriate and at such intervals as are reasonable in light of current market conditions, of the relationship between the amortized cost value per share and a NAV based upon available indications of market value. In such review, investments for which market quotations are readily available are valued at the most recent bid price or quoted yield equivalent for such securities or for securities of comparable maturity, quality and type as obtained from one or more of the major market makers for the securities to be valued. Other investments and assets are valued at fair value, as determined in good faith by or under the direction of the Portfolio's Board of Trustees.

     In the event of a deviation of over 1/2 of 1% between the Cash Fund's NAV based upon available market quotations or market equivalents and $1.00 per share based on amortized cost, the Board will promptly consider what action, if any, should be taken. Action will also be taken to reduce, to the extent reasonably practicable, any material dilution or other unfair results which might arise from differences between the Cash Fund's NAV based upon market values and amortized cost. Such action may include redemption in kind, selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten the average portfolio maturity, withholding or paying dividends or distributions, or using a market value NAV.

     The Board will also take such action as it deems appropriate if securities held by the Cash Fund are downgraded, go into default, become ineligible for investment under Rule 2a-7, or come to present greater than minimal credit risks. In the event that securities accounting for 1/2 of 1% or more of the Cash Fund's total assets default in a material way that is related to the issuer's financial condition, the SEC will be notified and advised of the actions to be taken in response to the situation.

     Since dividends from net investment income and from net realized and unrealized gains will be accrued daily and paid monthly, the net asset value per share will ordinarily remain at $1.00, but the Cash Fund's daily dividends will vary in amount, and there may be days when there will be no dividend. If net realized or unrealized losses on any day exceeds interest income, less expenses, the net asset value per share on that day might decline.

     The International Fund and the Emerging Markets Fund. The calculation of the NAV of the International Fund and the Emerging Markets Fund may not occur contemporaneously with the determination of the value of those Funds' portfolios because trading on foreign exchanges may not take place every day the NYSE is open and the NYSE may be closed when foreign exchanges are open for business. Hence, it is possible that the value of the Funds' assets may change significantly on days when the Funds' shares are not valued. The foregoing also applies to any holdings of foreign securities by the other Funds which are authorized to make such investments.

     Securities Valuations. Securities that are listed or traded on any U.S. or foreign securities exchange or on the NASDAQ National Market System are valued at the last sale price or, if there have been no sales during the day, at the mean of the closing bid and asked prices. Where a security is traded on more than one exchange, the security is valued on the exchange on which it is principally traded unless it was not traded on that exchange on the date in question. In such cases, the last sale price of the security on other exchanges shall be used. Securities traded both on an exchange and in the over-the-counter markets will be valued according to the broadest and most representative market. Investments in U.S. government securities (other than short-term securities) are valued at the average of the quoted bid and asked price in the over-the-counter market. Certain debt securities may be valued each business day by an independent pricing service ("Service"). The use of a Service to ascertain values has been approved by the Portfolio's Board of Trustees. Debt securities for which quoted bid prices, in the judgment of a Service, are readily available and are representative of the bid side of the market are valued at the mean between the quoted bid and asked prices, each as obtained from the Service. Other debt securities that are valued by the Service are carried at estimated market value as determined by the Service, based on methods which include consideration of: yields or prices of government securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which market quotations are not readily available, including certain mortgage-backed and asset-backed securities, and illiquid securities and certain other debt securities, are valued at fair value as determined in good faith by or under the direction of the Portfolio's Board of Trustees. Repurchase agreements are carried at cost which approximates market value. Options are valued at the last sale price unless the bid price is higher or the asked price is lower, in which event such bid or asked price is used. Financial futures contracts are valued at the settlement prices established each day by the boards of trade or exchanges on which they are traded.

Foreign securities are valued in the currencies of the markets where they trade. Conversions to U.S. dollar values occur in connection with each calculation of the International and Emerging Markets Funds' net asset value per share.

                              PORTFOLIO MANAGEMENT

     The trustees and officers of the Portfolio are named below. Information about their principal occupations and certain other affiliations during the past five years is also provided. The business address of each trustee and officer is 201 Park Avenue South, New York, New York 10003 unless otherwise noted. The "Guardian Fund Complex" referred to in this biographical information is comprised of (1) the Portfolio, (2) The Guardian Cash Fund, Inc., (3) The Guardian Stock Fund, Inc., (4) The Guardian Bond Fund, Inc. and (5) GIAC Funds, Inc. (a series fund that issues its shares in three series).

     Name and Address         Title            Business History
     ----------------         -----            ----------------
CHARLES E. ALBERS (57)        Executive Vice   Senior Vice President, The
                              President        Guardian Life Insurance Company
                                               of America 1/91 to present; Vice
                                               President, Equity Securities, The
                                               Guardian Insurance & Annuity
                                               Company, Inc. Executive Vice
                                               President, Guardian Asset
                                               Management Corporation and
                                               Guardian Investor Services
                                               Corporation. Officer of various
                                               mutual funds within the Guardian
                                               Fund Complex. Director, Guardian
                                               Baillie Gifford Limited.

JOHN C. ANGLE (74)*           Trustee          Retired. Former Chairman of the
3800 South 42nd Street                         Board and Chief Executive
Lincoln, Nebraska 68516                        Officer, The Guardian Life
                                               Insurance Company of America;
                                               Director 1/78-present. Director
                                               (Trustee) of The Guardian
                                               Insurance & Annuity Company,
                                               Inc., Guardian Investor Services
                                               Corporation 6/82-2/96. Director
                                               (Trustee) of various mutual funds
                                               within the Guardian Fund Complex.

JOSEPH A. CARUSO (45)         Secretary        Vice President and
                                               Corporate Secretary, The Guardian
                                               Life Insurance Company of
                                               America, 1/96-present; Second
                                               Vice President and Corporate
                                               Secretary prior thereto.
                                               Secretary, The Guardian Insurance
                                               & Annuity Company, Inc., Guardian
                                               Investor Services Corporation,
                                               Guardian Asset Management
                                               Corporation, Park Avenue Life
                                               Insurance Company, and various
                                               mutual funds within the Guardian
                                               Fund Complex.

HOWARD W. CHIN (45)           Vice President

                                               Vice President, Investments, The
                                               Guardian Life Insurance Company
                                               of America, since September 1997.
                                               Vice President, Fixed Income
                                               Research and Fixed Income Sales,
                                               Securities, Goldman Sachs & Co.
                                               5/93 - 9/97. Prior thereto, Head
                                               of Fixed Income Strategies,
                                               Prudential Securities
                                               Incorporated. Officer of various
                                               mutual funds within the Guardian
                                               Fund Complex.

FRANK J. FABOZZI (49)         Trustee          Adjunct Professor of Finance,
858 Tower View Circle                          School of Management -- Yale
New Hope, Pennsylvania                         University, 2/94-present;
18938                                          Visiting Professor of Finance and
                                               Accounting, Sloan School of
                                               Management -- Massachusetts
                                               Institute of Technology prior
                                               thereto. Editor, Journal of
                                               Portfolio Management. Director
                                               (Trustee) of various mutual funds
                                               within the Guardian Fund Complex.
                                               Director (Trustee) of various
                                               closed-end investment companies
                                               sponsored by Blackrock Financial
                                               Management.


----------
* Trustee who is an "interested person" under the 1940 Act.

     Name and Address         Title            Business History
     ----------------         -----            ----------------
ARTHUR V. FERRARA (67)*       Trustee          Retired. Chairman of the Board
70 Baldwin Farms South                         and Chief Executive Officer, The
Greenwich, Connecticut                         Guardian Life Insurance Company
06831                                          of America 1/93-12/95; President,
                                               Director and Chief Executive
                                               Officer prior thereto. Director
                                               (Trustee) of The Guardian
                                               Insurance & Annuity Company,
                                               Inc., Guardian Investor Services
                                               Corporation and various mutual
                                               funds within the Guardian Fund
                                               Complex.

LEO R. FUTIA (78)*            Trustee          Retired. Former Chairman of The
18 Interlaken Road                             Board and Chief Executive
Greenwich, Connecticut 06830                   Officer, The Guardian Life
                                               Insurance Company of America;
                                               Director 5/70-present. Director
                                               (Trustee) of The Guardian
                                               Insurance & Annuity Company,
                                               Inc., Guardian Investor Services
                                               Corporation and various mutual
                                               funds within the Guardian Fund
                                               Complex. Director (Trustee) of
                                               various mutual funds sponsored by
                                               Value Line, Inc.

ALEXANDER M. GRANT, JR. (48)  Second Vice      Second Vice President,
                              President        Investments, The Guardian Life
                                               Insurance Company of America,
                                               1/97 to present; Assistant Vice
                                               President, Investments,  9/93 to
                                               12/96; Investment Officer prior
                                               thereto. Second Vice President,
                                               Investments, Park Avenue Life
                                               Insurance Company, Guardian
                                               Investor Services Corporation and
                                               The Guardian Insurance & Annuity
                                               Company, Inc. Officer of various
                                               mutual funds within the Guardian
                                               Fund Complex.

WILLIAM W. HEWITT, JR. (69)   Trustee          Retired. Former Executive Vice
P.O. Box 2359                                  President, Shearson Lehman
Princeton, New Jersey 08543                    Brothers, Inc. Director (Trustee)
                                               of various mutual funds within
                                               the Guardian Fund Complex.
                                               Director (Trustee) of various
                                               mutual funds sponsored by
                                               Mitchell Hutchins Asset
                                               Management, Inc.


THOMAS R. HICKEY, JR. (46)    Vice President   Vice President, Equity
                                               Operations, The Guardian Life
                                               Insurance Company of America.
                                               Vice President, Operations, The
                                               Guardian Insurance & Annuity
                                               Company, Inc. Vice President,
                                               Operations, Guardian Investor
                                               Services Corporation and various
                                               mutual funds within the Guardian
                                               Fund Complex.

EDWARD H. HOCKNELL (36)       Vice President   Director, Baillie Gifford
c/o Baillie Gifford Overseas                   Overseas Limited 10/92-present;
Limited                                        Portfolio Manager, Baillie
1 Rutland Court                                Gifford & Co. prior thereto.
Edinburgh, EH3 8EY,                            Officer of various mutual funds
Scotland                                       within the Guardian Fund Complex.

JONATHAN C. JANKUS (50)       Vice President   Second Vice President,
                                               Investments, The Guardian Life
                                               Insurance Company of America
                                               3/95-present; Chief Investment
                                               Strategist-Global Bonds, Barclays
                                               Investments 1/94-3/95; Senior
                                               Vice President, Kidder Peabody &
                                               Co. prior thereto. Vice
                                               President, Guardian Asset
                                               Management Corporation.

----------
* Trustee who is an "interested person" under the 1940 Act.

     Name and Address         Title            Business History
     ----------------         -----            ----------------
FRANK J. JONES (59)           President        Executive Vice President and
                                               Chief Investment Officer, The
                                               Guardian Life Insurance Company
                                               of America 1/94-present; Senior
                                               Vice President and Chief
                                               Investment Officer prior thereto.
                                               Executive Vice President and
                                               Chief Investment Officer and
                                               Director, The Guardian Insurance
                                               & Annuity Company, Inc. Executive
                                               Vice President and Chief
                                               Investment Officer, Park Avenue
                                               Life Insurance Company, Director
                                               and President, Guardian Asset
                                               Management Corporation. Director,
                                               Guardian Investor Services
                                               Corporation and Guardian Baillie
                                               Gifford Limited. Officer of
                                               various mutual funds within the
                                               Guardian Fund Complex.

ANN T. KEARNEY (46)           Controller       Second Vice President, Group
                                               Pensions, The Guardian Life
                                               Insurance Company of America
                                               1/95-present; Assistant Vice
                                               President and Equity Controller
                                               6/94-12/94; Assistant Controller
                                               prior thereto. Second Vice
                                               President of The Guardian
                                               Insurance & Annuity Company, Inc.
                                               and Guardian Investor Services
                                               Corporation. Controller of
                                               various mutual funds within the
                                               Guardian Fund Complex.

SIDNEY I. LIRTZMAN (67)       Trustee          Professor of Management
38 West 26th Street                            9/67-present and Acting Dean of
New York, New York 10010                       the School of Business Management
                                               2/95-present, City University of
                                               New York-Baruch College.
                                               President, Fairfield Consulting
                                               Associates, Inc. Public Director
                                               of the Board of Directors of the
                                               Independent Budget Office of the
                                               City of New York. Director
                                               (Trustee) of various mutual funds
                                               within the Guardian Fund Complex.

LAWRENCE A. LUXENBERG (42)    Vice President   Second Vice President, Equity
                                               Securities, The Guardian Life
                                               Insurance Company of America
                                               1/97-present; Assistant Vice
                                               President, Equity Securities,
                                               prior thereto. Officer of various
                                               mutual funds within the Guardian
                                               Fund Complex.

R. ROBIN MENZIES (44)         Vice President   Partner, Baillie Gifford & Co.
c/o Baillie Gifford Overseas                   4/81-present. Director, Baillie
Limited                                        Gifford Overseas Limited
1 Rutland Court                                11/90-present. Director, Guardian
Edinburgh, EH3 8EY,                            Baillie Gifford Limited
Scotland                                       11/90-present.

NIKOLAOS S. MONOYIOS (47)     Vice President   Vice President, Equity
                                               Securities, The Guardian Life
                                               Insurance Company of America.
                                               Vice President, Guardian Asset
                                               Management Corporation, Guardian
                                               Investor Services Corporation.
                                               Officer of various mutual funds
                                               within the Guardian Fund Complex.

JOHN B. MURPHY (50)           Second Vice      Vice President, Equity
                              President        Securities, The Guardian Life
                                               Insurance Company of America.
                                               Vice President, Guardian Asset
                                               Management Corporation and Park
                                               Avenue Life Insurance Company.
                                               Officer of various mutual funds
                                               within the Guardian Fund Complex.

     Name and Address         Title            Business History
     ----------------         -----            ----------------
FRANK L. PEPE (55)            Treasurer        Vice President, Equity Management
                                               Control, The Guardian Life
                                               Insurance Company of America
                                               since 1/96; Second Vice
                                               President, Equity Management
                                               Control prior thereto. Vice
                                               President and Controller, The
                                               Guardian Insurance & Annuity
                                               Company, Inc. and Guardian
                                               Investor Services Corporation.
                                               Controller, Guardian Asset
                                               Management Corporation. Officer
                                               of various mutual funds within
                                               the Guardian Fund Complex.

RICHARD T. POTTER, JR. (43)   Counsel          Vice President and Equity
                                               Counsel, The Guardian Life
                                               Insurance Company of America
                                               1/96-present; Second Vice
                                               President and Equity Counsel
                                               prior thereto. Counsel, The
                                               Guardian Insurance & Annuity
                                               Company, Inc., Guardian Investor
                                               Services Corporation, Guardian
                                               Baillie Gifford Limited, Guardian
                                               Asset Management Corporation and
                                               various mutual funds within the
                                               Guardian Fund Complex.

JOSEPH D. SARGENT* (60)       Chairman         President, Chief Executive
                                               Officer and Director, The
                                               Guardian Life Insurance Company
                                               of America, since 1/96; President
                                               and Director prior thereto.
                                               Director (Trustee), President and
                                               Chief Executive Officer of The
                                               Guardian Insurance & Annuity
                                               Company, Inc., Guardian Investor
                                               Services Corporation, Park Avenue
                                               Life Insurance Company, Guardian
                                               Asset Management Corporation and
                                               various mutual funds within the
                                               Guardian Fund Complex.

CARL W. SCHAFER (61)          Trustee          President, Atlantic Foundation
P.O. Box 1164                                  (charitable foundation supporting
Princeton, New Jersey 08542                    mainly oceanographic exploration
                                               and research). Director of
                                               Roadway Express (trucking), Evans
                                               Systems, Inc. (a motor fuels,
                                               convenience store and diversified
                                               company), Electronic Clearing
                                               House, Inc. (financial
                                               transactions processing), Wainoco
                                               Oil Corporation and Nutraceutrix
                                               Inc. (biotechnology). Chairman of
                                               the Investment Advisory Committee
                                               of the Howard Hughes Medical
                                               Institute 1985-1992. Director
                                               (Trustee) of various mutual funds
                                               within the Guardian Fund Complex.
                                               Director (Trustee) of various
                                               mutual funds sponsored by
                                               Mitchell Hutchins Asset
                                               Management, Inc. and Paine
                                               Webber, Inc.

ROBERT G. SMITH (65)          Trustee          President, Smith Affiliated
132 East 72nd Street                           Capital Corp. 4/82-present.
New York, New York 10021                       Director (Trustee) of various
                                               mutual funds within the Guardian
                                               Fund Complex.

THOMAS G. SORELL (42)         Vice President   Vice President, Fixed Income
                                               Securities, The Guardian Life
                                               Insurance Company of America
                                               10/94-present. Director of Fixed
                                               Income, White River Corporation,
                                               12/93 to 7/94. Director of Fixed
                                               Income, Fund America Enterprises,
                                               4/93-12/93; Portfolio Manager,
                                               AIG Investment Advisors, prior
                                               thereto. Vice President, Guardian
                                               Asset Management Corporation.
                                               Vice President, Investments: Park
                                               Avenue Life Insurance Company.
                                               Officer of various mutual funds
                                               with the Guardian Fund Complex.

DONALD P. SULLIVAN, JR. (43)  Second Vice      Second Vice President, Equity
                              President        Administration, The Guardian Life
                                               Insurance Company of America
                                               11/94-present; Assistant Vice
                                               President, Equity Administration
                                               prior thereto. Vice President,
                                               The Guardian Insurance & Annuity
                                               Company, Inc. and Guardian
                                               Investor Services Corporation.
                                               Officer of various mutual funds
                                               within the Guardian Fund Complex.

----------
*Trustee who is an "interested person" under the 1940 Act.

     The Portfolio pays the Trustees who are not "interested persons" of the Portfolio an annual retainer fee of $1,000 per Fund and a per meeting fee of $500 per Fund. Trustees who are "interested persons" of the Portfolio, except Mr. Sargent, receive the same fees, but they are paid by GISC. Mr. Sargent receives no compensation for his trusteeship. The officers of the Portfolio are employees of Guardian Life; they receive no compensation from the Portfolio.

--------------------------------------------------------------------------------------------------------------------
                                                   Compensation Table*
--------------------------------------------------------------------------------------------------------------------
                             Aggregate           Accrued Pension or   Estimated Annual   Total Compensation from the
                           Compensation         Retirement Benefits     Benefits Upon    Portfolio and Other Members
Name and Title          from the Portfolio**   Paid by the Portfolio     Retirement         of the Fund Complex**
--------------------------------------------------------------------------------------------------------------------
Frank J. Fabozzi,             $18,300                   N/A                  N/A                  $28,600
Trustee
--------------------------------------------------------------------------------------------------------------------
William W. Hewitt, Jr.        $18,300                   N/A                  N/A                  $35,300
Trustee
--------------------------------------------------------------------------------------------------------------------
Sidney I. Lirtzman            $18,300                   N/A                  N/A                  $35,300
Trustee
--------------------------------------------------------------------------------------------------------------------
Carl W. Schafer               $18,300                   N/A                  N/A                  $35,300
Trustee
--------------------------------------------------------------------------------------------------------------------
Robert G. Smith               $18,300                   N/A                  N/A                  $35,300
Trustee
--------------------------------------------------------------------------------------------------------------------

* Trustees who are "interested persons" of the Portfolio are not compensated by the Portfolio, so information about their compensation is not included in this table.
**  Includes compensation paid to attend meetings of the Board's Audit
    Committee.
--------------------------------------------------------------------------------

     Each Trustee is also a director of The Guardian Stock Fund, Inc., The Guardian Bond Fund, Inc., The Guardian Cash Fund, Inc. and GIAC Funds, Inc., a series fund consisting of Baillie Gifford International Fund, Baillie Gifford Emerging Markets Fund and The Guardian Small Cap Stock Fund. The Portfolio and the other funds named in this paragraph are a "Fund Complex" for purposes of the federal securities laws. The following table provides information about the compensation paid by the Portfolio and the Fund Complex to the Portfolio's Trustees during the year ended December 31, 1996.

     As of October 1, 1997, the number of shares of each Fund owned by all officers and trustees of the Portfolio in the aggregate totalled less than 1% of the outstanding shares of each Fund.

            PORTFOLIO AFFILIATES AND PRINCIPAL HOLDERS OF FUND SHARES

     Guardian Entities. Guardian Life, 201 Park Avenue South, New York, New York 10003, is the parent company and sole stockholder of GIAC. GIAC, also located at 201 Park Avenue South, New York, New York 10003, is the parent and sole stockholder of GISC.

     The Park Avenue Fund. As of September 30, 1997, The Guardian/Value Line Separate Account, established by GIAC, held 4,684,216, or 11%, of the Park Avenue Fund's Class A shares.

     Owners of variable annuity contracts issued by GIAC have the beneficial interest in these Park Avenue Fund shares. At any shareholders meetings where shareholders of the Park Avenue Fund are entitled to vote, GIAC, as the owner of record, votes the Park Avenue Fund shares which are attributable to variable annuity contracts in accordance with voting instructions received from contractowners.

     The Cash Fund. As of September 30, 1997, GIAC and GISC each owned shares of the Cash Fund for their own accounts as follows: GIAC -- 2,853,509 (3%) Class A shares; GISC -- 987,786 (0.8%) Class A shares and 1,064,490 (26%) Class B shares. At any shareholders meeting(s), GIAC and GISC are expected to vote their respective shares of the Portfolio Funds FOR proposals presented by Management. As of September 30, 1997, Separate Account L, a separate account established by GIAC, owned 15,538,278 (14%), of the Class A shares of the Cash Fund.

     The Small Cap, International, Emerging Markets, Bond, Tax-Exempt and Asset Allocation Funds. As of September 30, 1997, Guardian Life was in control of the Bond Fund, the Emerging Markets Fund and the Tax-Exempt Fund, and owned more than 5% of the outstanding Class A shares issued by the Small Cap Fund, the International Fund and the Asset Allocation Fund. Guardian Life initially invested in these Funds to provide them with sufficient capital to commence their operations and acquire securities. Guardian Life's positions in these Funds as of September 30, 1997 were:

                                                 Number           Percentage
                                                   of          of Class A Shares
                       Fund                      Shares           Outstanding
                       ----                      ------           -----------
   Small Cap .............................      2,000,000            41%
   International .........................      1,195,745            29%
   Emerging Markets ......................      2,000,000            92%
   Asset Allocation ......................      1,285,243            16%
   Bond ..................................      4,441,157            51%
   Tax-Exempt ............................      4,088,027            87%

     At any shareholders meeting where shareholders of these Funds are entitled to vote, Guardian Life will vote its shares FOR proposals presented by Management.

     In addition, GISC owned 150,999, or 1%, of the Class A shares of the Bond Fund, 135,594, or 18%, of the Class B shares of the Asset Allocation Fund, 107,528, or 31%, of the Class B shares of the International Fund, 141,643, or 18%, of the Class B shares of the Small Cap Fund, and 145,631, or 75%, of the Class B shares of the Emerging Markets Fund, on September 30, 1997.

     Except as disclosed above, Management of the Portfolio does not know of any other person who owned beneficially 5% or more of the shares of any of the Portfolio Funds as of September 30, 1997.

     The International Fund, Bond Fund, Tax-Exempt Fund, Asset Allocation Fund, Small Cap Fund and Emerging Markets Fund incurred expenses in connection with their organization in the amounts of $15,218, $16,418, $16,418, $16,418, $5,500 and $5,500, respectively. GISC advanced these expenses to the Funds; they included legal and auditing fees, registration fees and preparation and printing costs for the registration statement and other documents. Each of these Portfolio Funds has reimbursed GISC for its organizational expenses, which are being amortized on a straight-line basis over a five-year period.

                                      TAXES

     For federal income tax purposes, each Fund is treated as a separate entity. Each Fund intends to qualify and to continue to qualify to be taxed as a regulated investment company under the U.S. Internal Revenue Code of 1986, as amended (the "Code"). So long as a Fund qualifies as a regulated investment company and complies with the provisions of the Code pertaining to regulated investment companies which distribute substantially all of their net income (both net ordinary income and net capital gains) to their shareholders, the Fund will not incur a tax liability on that portion of its net ordinary income and net realized capital gains which have been distributed to its shareholders. The Code imposes a 4% nondeductible excise tax on each regulated investment company with regard to the amount, if any, by which such investment company does not meet the distribution requirements specified in the Code. Accordingly, each Fund intends to distribute all or substantially all of its net investment income and net capital gains.

     Options, short sales, forward contracts, financial futures contracts and foreign currency transactions entered into by a Fund are subject to special tax rules. These rules may accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of Fund securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. As a result, these rules could affect the amount, timing and character of Fund distributions.

     Income received by a Fund from sources within various foreign countries will generally be subject to foreign income taxes withheld at the source. If the United States has entered into a tax treaty with the country in which the payor is a resident, foreign tax withholding from dividends and interest is typically set at a rate between 10% and 15%. If the United States has not entered into a tax treaty with the country in which the payor is a resident, such withholding may be as high as 30% to 35%. Taxes paid to foreign governments will reduce a Fund's return on its investments. A shareholder's pro rata share of foreign income taxes paid by a Fund is treated as taxable income to that shareholder. Accordingly, the Portfolio, on behalf of the Park Avenue Fund, the Small Cap Fund, the International Fund and the Emerging Markets Fund, has made an election under Section 853 of the Code so that those Funds' shareholders can claim a credit (subject to certain limits contained in the Code) or deduction on their income tax returns for their pro rata portions of the Funds' foreign income taxes, assuming these Funds continue to meet the eligibility requirements for such treatment. Under the Code, no deduction for foreign taxes may be claimed by individual shareholders who do not elect to itemize deductions on their federal income tax returns.

     Shareholders of a Fund may exchange their shares for shares of another Fund within the Portfolio (the "reinvested shares"). If a shareholder (other than a tax-exempt entity) makes such exchanges, the shareholder will recognize a capital gain or loss for federal income tax purposes measured by the difference between the value of the reinvested shares and the basis of the exchanged shares. Upon the exchange of shares which were purchased subject to a sales charge after October 3, 1989 and held less than 91 days, the lesser of (1) the sales charge incurred on the exchanged shares or (2) the sales charge waived on the reinvested shares is included in the basis of the reinvested shares and is not included in the basis of the exchanged shares. If a shareholder realizes a loss on the redemption of Fund shares and reinvests in shares of the same Fund within the period beginning 30 days before and ending 30 days after the redemption, the transactions may be subject to the wash sale rules resulting in a disallowance of such loss for federal income tax purposes. Any loss recognized on the disposition of Fund shares held for six months or less will be treated as long-term capital loss to the extent that the shareholder has received any long-term capital gain distributions on such shares. In addition, if a shareholder sells shares that have been held for six months or less at a loss, the loss will be disallowed to the extent of any exempt-interest dividends received by the shareholder on such shares.

     Interest on indebtedness that is incurred to purchase or carry shares of a mutual fund which distributes exempt-interest dividends during the year is not deductible for federal income tax purposes. Further, the Tax- Exempt Fund may not be an appropriate investment for persons who are "substantial users" of facilities financed by industrial development bonds held by the Fund or who are "related persons" to such users; such persons should consult their tax advisers before investing in the Tax-Exempt Fund.

     If the Portfolio establishes additional series funds, each such series will be treated as a separate entity for federal income tax purposes.

     The discussions of "Taxes" in the Prospectus and this Statement of Additional Information are general and abbreviated. Interpretations of the Code's provisions and U.S. Treasury regulations can change at any time. Additionally, no attempt has been made to describe any state, local or foreign tax consequences of purchasing, owning and redeeming shares of the Portfolio Funds.

                            SHAREHOLDER VOTING RIGHTS

     The Portfolio generally is not required to hold shareholder meetings. Under the Portfolio's Amended and Restated Declaration of Trust, however, shareholder meetings will be held for all shareholders or just the shareholders of affected Funds, as the case may be, in connection with the following matters: (1) the election or removal of trustees if a meeting is called for such purpose; (2) the adoption of any contract for which shareholder approval is required by the 1940 Act; (3) termination of the Portfolio or any Fund to the extent and as provided in the Amended and Restated Declaration of Trust; (4) the amendment of the Amended and Restated Declaration of Trust to the extent and as provided in the Amended and Restated Declaration of Trust; (5) to determine whether a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Portfolio or any Fund or the shareholders, to the same extent as the shareholders of a Massachusetts business corporation; and (6) such additional matters as may be required by law, the Amended and Restated Declaration of Trust, the By-Laws of the Portfolio, any registration of the Portfolio with the SEC or any state, or as the trustees may consider necessary or desirable. Shareholders also would be entitled to vote upon changes in fundamental investment objectives, policies or restrictions which pertain to any Fund(s) in which they have a voting interest.

     Each trustee serves until the earlier of: (1) the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of his or her successor; or (2) such trustee's death, resignation, retirement or removal by a two-thirds vote of the trustees or by a majority vote of the outstanding shares of the Portfolio. In accordance with the 1940 Act: (1) the Portfolio will hold a shareholders meeting for the election of trustees at such time as less than a majority of the trustees have been elected by shareholders; and (2) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the trustees have been elected by shareholders. In that event, the vacancy will be filled only by a vote of shareholders.

     A special meeting of the shareholders shall be called by the trustees for the purpose of removing a trustee upon the written request of shareholders owning at least 10% of the outstanding shares entitled to vote at the meeting. Whenever ten or more persons who have been shareholders of record for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent of the outstanding shares, whichever is less, wish to communicate with other shareholders for the purpose of obtaining signatures to request a meeting, the trustees shall either afford the applicants access to a list of the names and addresses of all shareholders of record or mail the communication to the Portfolio shareholders at the applicants' cost.

                                TRUSTEE LIABILITY

     The Amended and Restated Declaration of Trust provides that the trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Amended and Restated Declaration of Trust protects a trustee against any liability to which the trustee would otherwise be subject by reason of willful malfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. The By-laws of the Portfolio provide for indemnification by the Portfolio of the trustees and the officers of the Portfolio except with respect to any matter as to which any such person did not act in good faith in the belief that his or her action was in, or not opposed to, the best interests of the Portfolio. Such person may not be indemnified against any liability to the Portfolio or the Portfolio's shareholders to which he or she would otherwise be subject by reason of willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

                                    CUSTODIAN

     State Street Bank and Trust Company ("State Street Bank"), Custody Division, 1776 Heritage Drive, North Quincy, Massachusetts 02171, is the custodian of the Portfolio's assets.

     Portfolio securities purchased for a Fund outside of the U.S. are cleared through foreign depositories and are maintained in the custody of foreign banks and trust companies which are members of State Street Bank's Global Custody Network. State Street Bank and each of the foreign custodial institutions holding portfolio securities of a Fund have been selected in accordance with regulations under the 1940 Act. Nevertheless, with respect to foreign custodians, there can be no assurance that a Fund, and the value of its shares, will not be adversely affected by acts of foreign governments, financial or operational difficulties of the foreign custodians, difficulties and costs of obtaining jurisdiction over, or enforcing judgment against, the foreign custodians, or application of foreign law to a Fund's foreign custodial arrangements. Accordingly, an investor should recognize that the noninvestment risks associated with holding assets abroad may be greater than those associated with investing in the U.S.

     State Street Bank plays no part in formulating the investment policies of the Funds or in determining which portfolio securities are to be purchased or sold by the Funds.

                                 TRANSFER AGENT

     National Financial Data Services ("NFDS"), P.O. Box 419611, Kansas City, Missouri 64141-6611, is the Portfolio's transfer agent and dividend paying agent. NFDS issues and redeems shares of each Fund and distributes dividends to each Fund's shareholder accounts.

     NFDS plays no part in formulating the investment policies of the Funds or in determining which portfolio securities are to be purchased or sold by the Funds.

                              FINANCIAL STATEMENTS

     The Portfolio's financial statements appear in the 1996 Annual Report to Park Avenue Portfolio shareholders. The report of Ernst & Young LLP, independent auditors of the Portfolio, on such financial statements also appears in the 1996 Annual Report. The Report to Park Avenue Portfolio shareholders is incorporated by reference into this Statement of Additional Information. Unaudited financial statements for the six months ended June 30, 1997 appear in the Portfolio's Semi-Annual Report to shareholders. The Semi-Annual Report is also incorporated by reference into this Statement of Additional Information. Free copies of the Annual and Semi-Annual Reports are available upon request.

                                 LEGAL OPINIONS

     The legality of the shares described in the Prospectus has been passed upon by Richard T. Potter, Jr., Counsel of the Portfolio. Federal securities law matters relating to the Portfolio have been passed upon by the law firm of Vedder, Price, Kaufman & Kammholz of Chicago, Illinois.

                              INDEPENDENT AUDITORS

     The Portfolio's independent auditors are Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019. Ernst & Young LLP audits and reports on the annual financial statements of the Portfolio which appear in the Annual Report to Shareholders for the year ended December 31, 1996. That Annual Report is incorporated by reference into this Statement of Additional Information.

                                    APPENDIX

DESCRIPTIONS OF TYPES OF DEBT OBLIGATIONS

     U.S. Government Agency and Instrumentality Securities: U.S. government agency securities are debt obligations issued by agencies or authorities controlled by and acting as instrumentalities of the U.S. government established under authority granted by Congress. U.S. government agency obligations include, but are not limited to, those issued by the Bank for Co-operatives, Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Federal National Mortgage Association. U.S. government instrumentality obligations include, but are not limited to, those issued by the Export-Import Bank and Farmers Home Administration. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others, by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. No assurance can be given that the U.S. government will provide financial support to such U.S. government sponsored agencies or instrumentalities in the future, since it is not obligated to do so by law.

     U.S. Treasury Securities: U.S. Treasury securities consist of Treasury Bills, Treasury Notes and Treasury Bonds. These securities are each backed by the full faith and credit of the U.S. government and differ in their interest rates, maturities, and dates of issuance. U.S. Treasury Bills are issued with maturities of up to one year. U.S. Treasury Notes may be issued with an original maturity of not less than one year and not more than 10 years. U.S. Treasury Bonds may be issued with any maturity, but generally have original maturities of over 10 years.

     Certificates of Deposit: Certificates of deposit are negotiable receipts issued by a bank or savings and loan association in exchange for the deposit of funds. A certificate of deposit earns a specified rate of return over a definite period of time. Normally a certificate can be traded in a secondary market prior to maturity. Eurodollar certificates of deposit are U.S. dollar-denominated deposits in banks outside the U.S. The bank may be a foreign branch of a U.S. bank. Eurodollar deposits in foreign branches of U.S. banks are the legal equivalent of domestic deposits, but are not covered by FDIC insurance. Yankee certificates of deposit are U.S. dollar-denominated deposits issued and payable by U.S. branches of foreign banks.

     Commercial Paper: Commercial paper is generally defined as unsecured short-term notes issued in bearer form by large, well-known corporations and finance companies. Maturities on commercial paper range from a few days to nine months. Commercial paper is also sold on a discount basis.

     Bankers Acceptances: Bankers acceptances generally arise from short-term credit arrangements designed to enable businesses to obtain funds in order to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date.

     Repurchase Agreements: Repurchase agreements are instruments by which a Fund purchases a security and obtains a simultaneous commitment from the seller (a domestic bank or broker-dealer) to repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford an opportunity for a Fund to invest temporarily available cash and earn a return that is insulated from market fluctuations during the term of the agreement. The risk to a Fund is limited to the risk that the seller will be unable to pay the agreed upon sum upon the delivery date. Repurchase agreements are collateralized by cash or the securities purchased in connection with the agreement. In the event a selling party to an agreement is unable to repurchase the securities pursuant to that agreement, a Fund will liquidate the collateral held and thus recover the proceeds loaned under the agreement. The loss to a Fund will be the difference between the proceeds from the sale and the repurchase price. Investments in repurchase agreements will be limited to transactions with financial institutions believed by the Board of Trustees of the Portfolio to present minimal credit risks.

     Corporate Obligations: Such instruments include bonds and notes issued by U.S. and foreign corporations in order to finance longer term credit needs.

DESCRIPTION OF LONG TERM DEBT RATINGS

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

     Aaa. Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa. Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risk appear somewhat greater than the "Aaa" securities.

     A. Bonds which are rated "A" possess many favorable investment attributes and are considered as upper- medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

     Baa. Bonds which are rated "Baa" are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba. Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B. Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from "Aa" through "B" in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATINGS GROUP ("STANDARD & POOR'S")

     AAA. Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA. Debt rated "AA" has a very strong capacity to pay interest and repay principal, and differs from the highest rated issues only in small degree.

     A. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     With respect to Municipal Obligations, debt rated "A" differs from the two higher ratings because:

     General Obligation Bonds -- There is some weakness in the local economic base, debt burden, balance between revenues and expenditures, or quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date.

     Revenue Bonds -- Debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent. Management performance appears adequate.

     BBB. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     General Obligation Bonds -- Under certain adverse conditions, weakness in the local economic base, debt burden, balance between revenues and expenditures, or quality of management could contribute to a lesser capacity for payment of debt service. The difference between "A" and "BBB" rating is that the latter shows more than one fundamental weakness, or one very substantial fundamental weakness, whereas the former shows only one deficiency among the factors considered.

     Revenue Bonds -- Debt coverage is only fair. Stability of the pledged revenues could show substantial variations, with the revenue flow possibly being subject to erosion over time. Basic security provisions are no more than adequate. Management performance could be stronger.

     BB and B. Debt rated "BB" or "B" is regarded, on balance, as predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates a lower degree of speculation than "B." While such debt will likely have some quality and protective characteristics, those characteristics can be outweighed by large uncertainties or major exposures to adverse conditions.

     Note: Standard & Poor's ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major categories.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

MOODY'S

     P-1 (Prime-1). Issuers (or supporting institutions) rated P-1 have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

     P-2 (Prime-2). Issuers (or supporting institutions) rated P-2 have a strong ability for repayment of senior short-term obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD & POOR'S

     A-1. Issues in the A-1 category, which is the highest category, have a very strong degree of safety regarding timely payment. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

     A-2. Capacity for timely payment on issues rated A-2 is strong. However, the relative degree of safety is not as high as for issues designated `A-1'.

DUFF & PHELPS, INC.

     Duff 1+ Issues rated Duff 1+ have the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or ready access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

     Duff 1 Issues rated Duff 1 have very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

     Duff 1- Issues rated Duff 1- have high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

     Duff 2 Issues rated Duff 2 have good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

FITCH INVESTORS SERVICES, INC.

     F-1+ Issues rated F-1+ have exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1 Issues rated F-1 have very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated `F-1+'.

     F-2 Issues rated F-2 have good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the `F-1+' and `F-1' ratings.

DESCRIPTION OF MUNICIPAL NOTE RATINGS

MOODY'S

     Moody's ratings for state municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run. A short-term rating may also be assigned on an issue having a demand feature. Such ratings will be designated as VMIG or, if the demand feature is not rated, as NR. Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand, rather than fixed maturity dates, and payment relying on external liquidity. Additionally, investors should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met. MIG and VMIG ratings indicate that the rated securities are investment grade.

     MIG 1/VMIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG 2/VMIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

     MIG 3/VMIG 3. This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     MIG 4/VMIG 4. This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

STANDARD & POOR'S

     SP-1. The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

     SP-2. The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.

USING THE RATINGS

     Ratings represent each rating organization's opinion as to the quality of the securities that they undertake to rate. It should be emphasized that ratings are relative and subjective, and are not absolute standards of quality. Consequently, securities with the same maturity, interest rate and rating may have different market prices or yields. Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced. The investment adviser will consider such an event in determining whether a Fund should continue to hold the security. Although ratings may be an initial criterion for selection of portfolio investments, the investment adviser also performs its own credit analysis with respect to the securities it purchases and holds for a Fund.